UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARVELL TECHNOLOGY GROUP LTD.

[*], 2010

Dear Fellow Shareholders:

You are cordially invited to attend the 2010 annual general meeting of shareholders of Marvell Technology Group Ltd., a Bermuda company, scheduled to be held at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054, on Thursday, July 8, 2010 at 2:30 p.m. Pacific time.

As described in the accompanying notice of annual general meeting of shareholders and proxy statement, shareholders will be asked to (1) vote on the election of two Class 1 directors; (2) approve an amendment to Bye-Law 12 of our Second Amended and Restated Bye-Laws (the “Existing Bye-Laws”) to provide for the declassification of our board of directors, which shall be phased-in over a period of three years, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year; (3) approve an amendment to Bye-Law 44 of the Existing Bye-Laws relating to our majority voting provisions in relation to the election of directors; (4) approve the Executive Performance Incentive Plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended; (5) approve an amendment to the Amended and Restated 1995 Stock Option Plan, as amended, to enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and make changes to reduce the amount of the annual evergreen; and (6) re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 29, 2011. Directors and executive officers will be present at the annual general meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual general meeting in person, it is important that your shares be represented and voted at the meeting. After reading the accompanying notice and proxy statement, please submit your proxy or voting instructions. If you attend the meeting in person, by following the proper procedures, you may revoke your proxy and vote your shares in person.

All shareholders of record on May 20, 2010 are invited to attend the meeting. Only shareholders and persons holding proxies from shareholders may attend the annual general meeting. If you are a shareholder of record, please bring a form of personal identification to be admitted to the meeting. If your shares are held in the name of your broker, bank or other nominee and you plan to attend the meeting, you must present proof of your ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

On behalf of our board of directors and all of our employees, I wish to thank you for your continued support.

Sincerely,

DR. SEHAT SUTARDJA

Chairman of the Board,

President and Chief Executive Officer

MARVELL TECHNOLOGY GROUP LTD.

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 8, 2010

The 2010 annual general meeting of shareholders of Marvell Technology Group Ltd., a Bermuda company, is scheduled to be held on July 8, 2010, at 2:30 p.m. Pacific time. The annual general meeting of shareholders (the “annual general meeting”) will take place at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054.

The purposes of the annual general meeting are:

1. To elect two Class 1 directors, who will hold office for a three-year term until the 2013 annual general meeting of shareholders or until their respective successors are duly elected and qualified;

2. To approve an amendment to Bye-Law 12 of the Second Amended and Restated Bye-Laws (the “Existing Bye-Laws”) to provide for the declassification of our board of directors, which shall be phased-in over a period of three years, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year;

3. To approve an amendment to Bye-Law 44 of the Existing Bye-Laws relating to our majority voting provisions in relation to the election of directors;

4. To approve the Executive Performance Incentive Plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended;

5. To approve an amendment to the Amended and Restated 1995 Stock Option Plan, as amended, to enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, and make changes to reduce the amount of the annual evergreen; and

6. To re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 29, 2011.

If other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

We will also lay before the meeting our audited financial statements for the fiscal year ended January 30, 2010 pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Existing Bye-Laws as currently in effect.

The foregoing items of business are more fully described in the proxy statement accompanying this notice of annual general meeting. None of the proposals requires the approval of any other proposal to become effective.

We have established the close of business on May 20, 2010 as the record date for determining those shareholders entitled to notice of and to vote at the annual general meeting or any adjournment or postponement thereof. Only holders of common shares, par value $0.002 per share, as of the record date are entitled to notice of and to vote at the annual general meeting and any adjournment or postponement thereof. Execution of a proxy will not in any way affect your right to attend the annual general meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised. If you attend the meeting and desire to vote in person, your proxy will not be used.

Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the annual general meeting in person, it is important that your shares be represented and voted at the annual general meeting. For specific voting instructions, please refer to the information provided in the following proxy statement, together with your proxy card or the voting instructions you receive by mail, e-mail or that are provided via the Internet.

This notice incorporates the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

DR. SEHAT SUTARDJA

Chairman of the Board of Directors,

President and Chief Executive Officer

Santa Clara, California

[*], 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2010 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 8, 2010.

Our Proxy Statement for the 2010 Annual General Meeting of Shareholders, a Letter from our Chairman and our Annual Report on Form 10-K for the fiscal year ended January 30, 2010 are available at

http://www.marvellproxy.com.

If you have any questions, or have any difficulty voting your shares, please contact our Legal Department at (408) 222-2500.

Page
Introduction	1

Information Regarding the Annual General Meeting	1

Questions and Answers about our Annual General Meeting	2

Presentation of Financial Statements	7

Proposal No. 1: Election of Class 1 Directors	8

Board of Directors and Committees of the Board	9

Executive Compensation Committee Interlocks and Insider Participation	20

Executive Compensation	21

Security Ownership of Certain Beneficial Owners And Management	37

Related Party Transactions	39

Report of the Audit Committee	42

Proposal No. 2: Approval of an Amendment to Bye-Law 12 of the Existing Bye-Laws	44

Proposal No. 3: Approval of an Amendment to Bye-Law 44 of the Existing Bye-Laws	46

Proposal No. 4: Approval of the Executive Performance Incentive Plan	47

Proposal No. 5: Approval of Amendment to the Amended and Restated 1995 Stock Option Plan	51

Proposal No. 6: Re-Appointment of Auditors and Independent Registered Public Accounting Firm, and Authorization of the Audit Committee to Fix Remuneration	59

Information Concerning Independent Registered Public Accounting Firm	59

Future Shareholder Proposals and Nominations for the 2011 Annual General Meeting	61

Section 16(a) Beneficial Ownership Reporting Compliance	61

Other Matters	62

Annual Report on Form 10-K	62

Annex A — Third Amended and Restated Bye-Laws	A-1

Annex B — Executive Performance Incentive Plan	B-1

Annex C — Amendment to the Amended and Restated 1995 Stock Option Plan	C-1

MARVELL TECHNOLOGY GROUP LTD.

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

July 8, 2010

INTRODUCTION

These proxy materials are furnished in connection with the solicitation by the board of directors of Marvell Technology Group Ltd., a Bermuda company, of proxies for use at our 2010 annual general meeting of shareholders (referred to herein as the “annual general meeting” or the “meeting”) scheduled to be held at 2:30 p.m. Pacific time on July 8, 2010 at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054.

INFORMATION REGARDING THE ANNUAL GENERAL MEETING

General

This proxy statement has information about the meeting and was prepared by our management for Marvell Technology Group Ltd.’s board of directors. The proxy materials are being mailed on or about [*], 2010. No member of our board of directors is opposing any of the actions for which your vote is being solicited.

Your board of directors asks you to appoint Sehat Sutardja, Ph.D., our Chairman, President and Chief Executive Officer, and Clyde R. Hosein, our Chief Financial Officer and Secretary, as your proxy holders to vote your shares at the meeting. You make this appointment by properly completing the enclosed proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the meeting in the manner specified therein or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the meeting.

We maintain our registered office in Bermuda at Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda. Our telephone number in Bermuda is (441) 296-6395. The mailing address of our business offices in Bermuda is Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda.

Record Date and Shares Outstanding

The record date for the annual general meeting has been set as the close of business on May 20, 2010. Only shareholders of record as of such date will be entitled to notice of and to vote at the meetings. On the record date, there were [*] issued common shares, par value $0.002 per share (“common shares”). Each issued common share is entitled to one vote on the proposals to be voted on at the meeting. Shares held as of the record date include common shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

In this proxy statement, we sometimes refer to our group holding company, Marvell Technology Group Ltd., as “we,” “our,” “Marvell” or the “Company.” In this proxy statement, we refer to the fiscal year ended January 27, 2007 as fiscal 2007, the fiscal year ended February 2, 2008 as fiscal 2008, the fiscal year ended January 31, 2009 as fiscal 2009, the fiscal year ended January 30, 2010 as fiscal 2010 and the fiscal year ending January 29, 2011 as fiscal 2011.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL GENERAL MEETING

Q: What proposals will be considered at the meeting?

A: The specific proposals to be considered and acted upon at the annual general meeting are summarized in the accompanying Notice of Annual General Meeting of Shareholders and include (1) the election of two Class 1 directors, who will hold office for a three-year term until the 2013 annual general meeting of shareholders or until their successors are duly elected and qualified (see “Proposal No. 1 — Election of Directors” at page 8 of this proxy statement); (2) the approval of an amendment to Bye-Law 12 of our Second Amended and Restated Bye-Laws (the “Existing Bye-Laws”) to provide for the declassification of our board of directors, which shall be phased-in over a period of three years, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year (see “Proposal No. 2 — Approval of an Amendment to Bye-Law 12 of the Existing Bye-Laws” at page 44 of this proxy statement); (3) the approval of an amendment to Bye-Law 44 of our Existing Bye-Laws relating to our majority voting provisions in relation to the election of directors (see “Proposal No. 3 — Approval of an Amendment to Bye-Law 44 the Existing Bye-Laws” at page 46 of this proxy statement); (4) the approval of the Executive Performance Incentive Plan (the “Incentive Plan”) in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (see “Proposal No. 4 — Approval of the Executive Performance Incentive Plan” at page 47 of this proxy statement); (5) the approval of an amendment to the Amended and Restated 1995 Stock Option Plan, as amended (the “1995 Plan”), to enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m) of the Code (“Section 162(m)”), and make changes to reduce the amount of the annual evergreen (see “Proposal No. 5 — Approval of Amendment to the Amended and Restated 1995 Stock Option Plan” at page 51 of this proxy statement); and (6) the re-appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 29, 2011 (see “Proposal No. 6 — Re-appointment of Auditors and Independent Registered Public Accounting Firm, and Authorization of the Audit Committee to Fix Remuneration” at page 59 of this proxy statement).

Attached to this proxy statement, as Annex A is the text of the Third Amended and Restated Bye-Laws (the “Amended Bye-Laws”), which have been approved by our board of directors and will replace the Existing Bye-Laws if both Proposal No. 2 and Proposal No. 3 are approved by shareholders. If only one of such proposals is approved, this will be reflected in the final version of the Amended Bye-Laws. If neither proposal is approved, the Existing Bye-Laws will continue to govern our corporate actions.

If any other matters properly come before the meeting or any adjournment or postponement of the meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

In addition, in accordance with Section 84 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”), and Bye-Law 73 of the Existing Bye-Laws, our audited financial statements for the fiscal year ended January 30, 2010 will be presented at the annual general meeting. These statements have been approved by our board of directors. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the meeting.

Q: How does the board of directors recommend that I vote on the proposals?

A: At the annual general meeting, our board of directors unanimously recommends our shareholders vote:

1.	FOR the election of two Class 1 director nominees listed in Proposal No. 1, who will hold office for a three-year term until the 2013 annual general meeting of shareholders or until their respective successors are duly elected and qualified (see Proposal No. 1);

2.	FOR the approval of the amendment to Bye-Law 12 of our Existing Bye-Laws to provide for the declassification of our board of directors, which shall be phased-in over a period of three years, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year (see Proposal No. 2);

3.	FOR the approval of the amendment to Bye-Law 44 of our Existing Bye-Laws relating to our majority voting provisions in relation to the election of directors (see Proposal No. 3);

4.	FOR the approval of the Incentive Plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) (see Proposal No. 4);

5.	FOR the approval of the amendment to the 1995 Plan to enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m), and make changes to reduce the amount of the annual evergreen (see Proposal No. 5); and

6.	FOR the re-appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 29, 2011 (see Proposal No. 6).

If other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: Who can vote?

A: The record date for the annual general meeting has been set as the close of business on May 20, 2010. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the record date, there were [*] issued common shares. Each issued common share is entitled to one vote on the proposals to be voted on at the meeting. Shares held as of the record date include common shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.

Q: What should I do now to vote?

A: You may vote your shares either by voting in person at the meeting or by submitting a completed proxy. The meeting will take place on July 8, 2010. After carefully reading and considering the information contained in this proxy statement including the documents attached hereto as annexes, please follow the instructions as summarized below depending on whether you are a shareholder of record or the beneficial owner of shares held in “street name.” Most of our shareholders hold their shares through a broker, bank or other nominee in “street name” rather than directly in their own name. As summarized below, there are some distinctions between the procedures for voting shares held of record and those owned beneficially.

Q: If I am a shareholder of record, how do I vote my shares?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares and the proxy materials have been sent directly to you. Follow the instructions on the enclosed proxy card for each proposal to be considered at the meeting. You may submit a proxy via the Internet or by telephone or by signing and dating the proxy card and mailing it in the addressed, postage pre-paid envelope provided (to which no postage need be affixed if mailed in the United States). The proxy holders named on the proxy card will vote your shares as you instruct. Please be aware that if you issue a proxy or give voting instructions over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

Q: If my shares are held in “street name” by my broker, how do I vote my shares?

A: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials will either be forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you must direct your broker, bank or other nominee on how to vote. If Internet or telephone voting is available to you, you can find voting instructions in the materials sent to you. If, however, you have elected to receive paper copies of our proxy materials from your broker, bank or other nominee, you will receive a voting instruction form. Please complete and return the enclosed voting instruction form and mail it in the addressed, postage pre-paid envelope provided (to which no postage need be affixed if mailed in the United States). Please be aware that if you issue a proxy or give voting instructions over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.

Q: What happens if I do not cast a vote?

A: Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of record — If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual general meeting. However, if you sign and return the proxy card with no further instructions, your shares will be voted as set forth in the answer to the following question. With regard to the matters scheduled to come before the annual general meeting, a shareholder may also abstain from voting. An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Abstentions votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. However, abstentions are not considered negative votes under the Companies Act and the Existing Bye-Laws, and as such will not affect the calculation of the requisite vote with respect to any of the proposals at this year’s annual general meeting.

Beneficial owners — If you hold your shares in “street name” it is critical that you cast your vote if you want it to count in the election of directors (Proposal No. 1). The term “broker non-vote” refers to shares held by a broker or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. If you hold your shares in “street name” or through a broker it is important that you give your broker your voting instructions.

In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker, bank or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your broker, bank or other nominee to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in “street name” and you do not instruct your broker bank or other nominee how to vote in the election of directors, no votes will be cast on your behalf.

The proposals at the annual general meeting to amend the 1995 Plan (Proposal No. 5) and to approve the appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm for the year ending January 29, 2011, and to authorize our board of directors to determine the auditors’ remuneration (Proposal No. 6) are considered routine matters for which brokerage firms may vote unvoted shares. The election of directors (Proposal No. 1) and the proposals to amend Bye-Law 12 (Proposal No. 2), to amend Bye-Law 44 (Proposal No. 3) and to approve the Incentive Plan (Proposal No. 4) are not considered routine matters for which brokerage firms may vote unvoted shares and it is important to us that you affirmatively vote for Proposal No. 1 through Proposal No.4.

Q: How will my shares be voted by the proxy?

A: If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise on the proxy card, the proxy holders will vote in the manner set forth below:

1.	FOR the election of two Class 1 director nominees listed in Proposal No. 1, who will hold office for a three-year term until the 2013 annual general meeting of shareholders or until their respective successors are duly elected and qualified (see Proposal No. 1);

2.	FOR the approval of the amendment to Bye-Law 12 of the Existing Bye-Laws to provide for the declassification of our board of directors, which shall be phased-in over a period of three years, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year (see Proposal No. 2);

3.	FOR the approval of the amendment to Bye-Law 44 of the Existing Bye-Laws relating to our majority voting provisions in relation to the election of directors (see Proposal No. 3);

4.	FOR the approval of the Incentive Plan in order to provide for future bonus awards to certain key executives that are deductible under Section 162(m) (see Proposal No. 4);

5.	FOR the approval of the amendment to the 1995 Plan to enable awards under the plan that comply with the exemptions from the deduction limitations imposed under Section 162(m), and make changes to reduce the amount of the annual evergreen (see Proposal No. 5); and

6.	FOR the re-appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for our fiscal year ending January 29, 2011 (see Proposal No. 6).

If other matters properly come before the annual general meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.

Q: How are votes counted?

A: Each share will be entitled to one vote. There is no cumulative voting in the election of directors. All votes will be tabulated by the inspector of election appointed for the meeting, who will count the votes, determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

Q: What if I plan to attend the meeting in person?

A: To help ensure your shares are voted, we recommend that you submit your proxy or voting instruction form anyway. If you are a shareholder of record, please bring a form of personal identification to be admitted to the meeting. If your shares are held in the name of your broker, bank or other nominee and you plan to attend the meeting, you must present proof of your ownership of those shares as of the record date, such as a bank or brokerage account statement or letter, together with a form of personal identification, to be admitted to the meeting.

Q: How can I change or revoke my vote after I grant my proxy?

A: Subject to any rules your broker, bank or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the annual general meeting.

Shareholders of record — If you are a shareholder of record, you may change your vote by (1) delivering a written notice of revocation or a duly executed proxy card to the Secretary of Marvell at Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda, prior to the commencement of the meeting, in either case dated later than the prior proxy relating to the same shares, or (2) attending the annual general meeting and voting in person (although attendance at the annual general meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the annual general meeting.

Beneficial owners — If you are a beneficial owner of shares held in “street name,” you may change your vote (1) by submitting new voting instructions to your broker, bank or other nominee, or (2) if you have obtained, from the broker, bank or other nominee who holds your shares, a legal proxy giving you the right to vote the shares, by attending the annual general meeting and voting in person.

In addition, a shareholder of record or a beneficial owner who has voted via the Internet or by telephone may also change his, her or its vote by making a timely and valid later Internet or telephone vote no later than 11:59 p.m. Eastern time the day before the annual general meeting.

Q: Are proxy materials available on the Internet?

A: The U.S. Securities and Exchange Commission (the “SEC”) has adopted rules to allow proxy materials to be posted on the Internet and to provide only a Notice of Internet Availability of Proxy Materials to shareholders. For this proxy statement, we have chosen to follow the SEC’s full set delivery option, and therefore, although we are posting this proxy statement online, we are also mailing a full set of our proxy materials to our shareholders. The proxy materials, including this proxy statement, are available at www.marvellproxy.com.

Q: What if other matters come up at the meeting?

A: The matters described in this proxy statement are the only matters that we know will be voted on at the meeting. If other matters are properly presented and you have executed a proxy, the proxy holders will vote your shares in the manner the proxy holders deem appropriate.

Q: What quorum is required for action at the meeting?

A: The presence, in person or by proxy, of two or more persons holding at least a majority of the voting power of the shares issued and entitled to vote is necessary to constitute a quorum at the meeting. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event there are not sufficient shares present for a quorum at the time of the annual general meeting, the annual general meeting will stand adjourned for one week or otherwise as may be determined by our board of directors in accordance with our Existing Bye-Laws in order to permit the further solicitation of proxies.

Q: What vote is required to approve each proposal?

A: The nominees for director receiving the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting will be elected. The approval of the amendments to Bye-Law 12 and Bye-Law 44 of the Existing Bye-Laws, the Incentive Plan, the amendment to the 1995 Plan and the appointment of PricewaterhouseCoopers as our auditors and independent registered public accounting firm for the year ending January 29, 2011, and authorization of our board of directors to determine the auditors’ remuneration each requires the affirmative vote of a simple majority of the votes cast in person or by proxy at the annual general meeting in order to be approved. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome of the nominees or proposals.

Q: Does any shareholder own a majority of Marvell’s shares?

A: No.

Q: What does it mean if I receive more than one set of proxy materials?

A: If you receive more than one set of proxy materials, it means that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the transfer agent.

Q: May shareholders ask questions at the annual general meeting?

A: Yes. Representatives of Marvell will answer shareholders’ questions of general interest following the formal agenda of the annual general meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

Q: Who is making and paying for this proxy solicitation?

A: This proxy is solicited on behalf of our board of directors. We will pay the cost of distributing this proxy statement and related materials. We have hired Georgeson, Inc. to assist in the distribution of proxy materials and the solicitation of proxies for an initial fee estimated at $10,000, plus an additional fee per shareholder for shareholder solicitations. We will bear the cost of soliciting proxies. We will also reimburse brokers for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares or other persons for whom they hold shares. To the extent necessary in order to ensure sufficient representation at its meeting, we or the proxy solicitor may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.

Q: How can I find out the results of the voting at the annual general meeting?

A: Preliminary voting results will be announced at the meeting. Final voting results will be published in our Current Report on Form 8-K filed with the SEC within four business days of the meeting. If the final voting results are not available within four business days after the meeting, we will provide the preliminary results in the Form 8-K and the final results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

Q: Whom should I call if I have questions about the annual general meeting?

A: You should contact either of the following:

Jeff Palmer

Vice President, Investor Relations

Marvell Semiconductor, Inc.

5488 Marvell Lane

Santa Clara, CA 95054

Fax: (408) 222-1917

Phone: (408) 222-8373

or

The proxy solicitor:

Georgeson, Inc.

199 Water Street, 26th Floor

New York, NY 10038

Fax: (212) 440-9009

Phone: (212) 440-9800

or toll-free (within the United States) (866) 729-6811

PRESENTATION OF FINANCIAL STATEMENTS

In accordance with Section 84 of the Companies Act and Bye-Law 73 of the Existing Bye-Laws, our audited financial statements for the fiscal year ended January 30, 2010 will be presented at the annual general meeting. These statements have been approved by our board of directors. There is no requirement under Bermuda law that these statements be approved by shareholders, and no such approval will be sought at the meeting.

PROPOSAL NO. 1:

ELECTION OF CLASS 1 DIRECTORS

Nominees

The Existing Bye-Laws provide for not less than two directors or such number in excess thereof as our board of directors may determine. The number of directors is currently fixed at seven and there are currently seven members serving on our board of directors.

Our board of directors is currently divided into three classes, with Class 1 having two members, Class 2 having three members and Class 3 having two members. One class of our board of directors is elected by the shareholders each year. Each class serves staggered three-year terms, which means that as a general matter only one class of directors is elected at each annual general meeting of shareholders with the other classes continuing for the remainder of their respective terms. At the annual general meeting, shareholders will be asked to vote on the election of two Class 1 directors. The nominees for Class 1 director elected at the annual general meeting will hold office for a three-year term until the 2013 annual general meeting of shareholders or until their successors are duly elected and qualified. Directors may only be removed for cause by a special resolution of our shareholders, pursuant to the terms of the Existing Bye-Laws.

In the event the shareholders approve Proposal No. 2, Bye-Law 12 of the Amended Bye-Laws will provide that our board of directors will no longer be divided into three classes. However, this process will be phased-in for current members of our board of directors who are serving three-year terms, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year. This means that each current director, including any directors elected at this meeting, will be allowed to serve out his current term. Any new director appointed by our board of directors starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year will be elected to a one year term and will be required to stand for reelection at each annual general meeting of shareholders thereafter. Assuming that each of the current directors remains on our board of directors and that Proposal No. 2 is approved, the following table sets forth when each current director will be required to stand for reelection:

2010 Annual General Meeting	2011 Annual General Meeting	2012 Annual General Meeting	2013 Annual General Meeting and thereafter
Dr. Ta-lin Hsu Dr. John G. Kassakian	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Arturo Krueger	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Arturo Krueger Dr. Pantas Sutardja Dr. Sehat Sutardja	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Dr. Ta-lin Hsu Dr. John G. Kassakian Arturo Krueger Dr. Pantas Sutardja Dr. Sehat Sutardja

Our nominees for the Class 1 directors are Dr. Ta-lin Hsu and Dr. John G. Kassakian. Biographical information for the nominees can be found on page 9 of this proxy statement. We have been advised that Dr. Ta-lin Hsu and Dr. John G. Kassakian are willing to be named as such herein and each of them is willing to serve as a director if elected. However, if either Dr. Ta-lin Hsu and/or Dr. John G. Kassakian should be unable to serve as director, the proxy holders may vote for a substitute nominee recommended by the nominating and governance committee and approved by our board of directors.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the nominees for director identified above.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the election of each such nominee. Assuming the presence of a quorum, the required vote is the affirmative vote of at least a majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome. If the proposal for the appointment of a director nominee does not receive the required affirmative vote of a simple majority of the votes cast, then the director will not be appointed and the position on our board of directors that would have been filled by the director nominee will become vacant. Our board of directors has the ability to fill the vacancy upon the recommendation of the nominating and governance committee, in accordance with the Existing Bye-Laws, with that director subject to election by our shareholders at the next following annual general meeting of shareholders.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Directors and Nominees

The following table sets forth information with respect to our directors, including each of our nominees, as of April 30, 2010. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to us and our board of directors. Finally, we value their significant experience on other public company boards of directors and board committees.

Name of Director or Nominee	Age	Class of Director	Term Expires	Background
Sehat Sutardja, Ph.D.	48	3	2012

Dr. Sehat Sutardja, one of our co-founders, has served as the President, Chief Executive Officer and Co-Chairman of our board of directors since our inception in 1995, and Chairman of our board of directors since 2003. Dr. Sehat Sutardja holds one private company directorship. Dr. Sehat Sutardja is widely regarded as one of the pioneers of the modern semiconductor age. His breakthrough designs and guiding vision have helped transform numerous industry segments, from data storage to the high performance, low power chips now driving the growing global markets for mobile computing and telephony. His lifetime passion for electronics began early; he became a certified radio repair technician at age 13 and electronics have been a major part of his life ever since. Dr. Sehat Sutardja’s understanding of our employees and products since founding Marvell have positioned him well to serve as our Chairman, President and Chief Executive Officer and as a director.

Dr. Sehat Sutardja holds a BS from Iowa State University, and a MS and Ph.D. in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Sehat Sutardja was elected as a Fellow to the IEEE in 2007 and holds over 150 U.S. patents. Dr. Sehat Sutardja is the brother of Dr. Pantas Sutardja.

Pantas Sutardja, Ph.D.	47	3	2012

Dr. Pantas Sutardja, one of our co-founders, has served as Vice President and a director since our inception in 1995. Dr. Pantas Sutardja was appointed Chief Technology Officer in 2000 and Chief Research and Development Officer in August 2007. Dr. Pantas

Name of Director or Nominee	Age	Class of Director	Term Expires	Background

Sutardja served as our Acting Chief Operating Officer from September 2007 until June 2008. As a co-founder, director and officer of Marvell since inception, Dr. Pantas Sutardja is a valuable contributor to our board of directors.

Dr. Pantas Sutardja holds a BS, MS and Ph.D. in Electrical Engineering and Computer Science from the University of California at Berkeley. Dr. Pantas Sutardja is the brother of Dr. Sehat Sutardja.

Kuo Wei (Herbert) Chang(1)(3)	48	2	2011

Kuo Wei (Herbert) Chang has served as a director since November 1996. Mr. Chang has served as a venture fund manager for more than 15 years and has been the President of InveStar Capital, Inc. since April 1996 and Chief Executive Officer of C Squared Management Corporation since April 2004, and is currently a Managing Member of Growstar Associates, Ltd., which is the General Partner and the Fund Manager of VCFA Growth Partners, L.P. The companies with which Mr. Chang is involved focus on investing in companies in the semiconductor, telecommunications and networking, software, and/or Internet industries. Mr. Chang’s leadership roles at both large and startup technology companies make him an important member of our board of directors. In addition, Mr. Chang has served as a member of our board of directors for 13 years, which allows him to draw on many years of experience in dealing with our business and technology-related issues. Mr. Chang serves as a director for Monolithic Power Systems, Inc. and a number of private companies.

Mr. Chang received a BS in geology from National Taiwan University and an MBA from National Chiao Tung University in Taiwan.

Juergen Gromer, Ph.D. (1)(2)(3)	65	2	2011

Dr. Juergen Gromer has served as a director since October 2007. Dr. Gromer is the retired President of Tyco Electronics Ltd. (“Tyco”), an electronics company, a position which he held from April 1999 until December 31, 2007. Dr. Gromer formerly held senior management positions from 1983 to 1998 at AMP Incorporated (acquired by Tyco in April 1999) including Senior Vice President of Worldwide Sales and Services, President of the Global Automotive Division, Vice President of Central and Eastern Europe and General Manager of AMP. Dr. Gromer has over 20 years of AMP and Tyco experience, serving in a wide variety of regional and global assignments, which makes Dr. Gromer a valuable contributor to our board of directors. Dr. Gromer is also Chairman of the Board of the Society of Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank and a director of the Board and Vice

Name of Director or Nominee	Age	Class of Director		Term Expires	Background

President of the American Chamber of Commerce in Germany. Dr. Gromer also brings considerable directorial, financial and governance experience to our board of directors, as he is currently serving on the boards of Tyco and WABCO Holdings Inc, and has served as a director of RWE Rhein Ruhr in the past five years.

Dr. Gromer received his undergraduate degree and Ph.D. in Physics from the University of Stuttgart, Germany.

Ta-lin Hsu, Ph.D.(3)	67	1	*	2010

Dr. Hsu has served as a director since November 2009. Dr. Hsu is the founder and chairman of H&Q Asia Pacific. Prior to founding H&Q Asia Pacific in 1986, Dr. Hsu was a general partner at Hambrecht & Quist. Before joining Hambrecht & Quist, Dr. Hsu worked at IBM for 12 years. In his last position in senior management, Dr. Hsu held corporate responsibility for all of IBM’s advanced research in mass storage systems and technology. Dr. Hsu serves on the boards of a number of private companies. He currently serves as a member of the Board of Directors of Advanced Semiconductor Engineering, Inc., a semiconductor packaging and testing company, and has served as a director of Semiconductor Manufacturing International Corporation, a semiconductor foundry company, in the past five years. He is also Vice Chairman of the Board of Give2Asia, a member of the Council of Foreign Relations and a member of the Advisory Board of the Haas School of Business at the University of California at Berkeley. Dr. Hsu brings years of service in the high technology and semiconductor industries, as well as his executive leadership and management experience.

Dr. Hsu received his undergraduate degree in Physics from National Taiwan University and his Ph.D. in Electrical Engineering from the University of California at Berkeley.

John G. Kassakian, Sc.D. (1)(2)	67	1	*	2010

Dr. John G. Kassakian has served as a director since July 2008. Dr. Kassakian has been a member of the faculty of Electrical Engineering at the Massachusetts Institute of Technology (“MIT”) since 1973 and has served as Director of the MIT Laboratory for Electromagnetic and Electronic Systems from 1991 to 2009. Dr. Kassakian is the founding President of the IEEE Power Electronics Society, and is the recipient of the IEEE Centennial Medal, the IEEE William E. Newell Award, the IEEE Power Electronics Society’s Distinguished Service Award and the IEEE Millennium Medal. Dr. Kassakian’s expertise in the semiconductor field and academic experience in the technology sector make Dr. Kassakian a valuable contributor to our board of directors.

Name of Director or Nominee	Age	Class of Director	Term Expires	Background
				Dr. Kassakian is a member of the National Academy of Engineering. Dr. Kassakian holds S.B., S.M., E.E. and Sc.D. degrees from MIT.

Arturo Krueger(1)(2)(3)	70	2	2011

Arturo Krueger has served as a director since August 2005. Mr. Krueger has more than 40 years of experience in the international semiconductor industry and acquired a wealth of experience in complex systems architecture, semiconductor design and development, operations, and international marketing, as well as general management of a large company. Since his retirement in February 2001, Mr. Krueger has been a consultant to automobile manufacturers and to semiconductor companies serving the automotive and telecommunication markets and is serving on several advisory boards. Mr. Krueger joined Motorola in 1996 as a systems engineer and last served prior to his retirement as Corporate Vice President and General Manager of Motorola Corporation’s Semiconductor Products Sector for Europe, Middle East and Africa from January 1998 until February 2001. During his time at Motorola, Mr. Krueger served as the director of the Advanced Architectural and Design Automation Lab. Mr. Krueger brings a deep understanding of the modern semiconductor industry, the complex world of microelectronic systems design and architectures, and the financial aspects of running a large company. Mr. Krueger remains very active serving on several advisory boards, as well as in different industrial associations. Mr. Krueger also brings considerable directorial and governance experience to our board of directors, as he is currently serving on the board of QuickLogic Corporation, a semiconductor company.

Mr. Krueger holds a MS in Electrical Engineering from the Institute of Technology in Switzerland and has studied Advanced Computer Science at the University of Minnesota.

*	Nominee for election.
(1)	Member of the nominating and governance committee.
(2)	Member of the executive compensation committee.
(3)	Member of the audit committee.

Except as noted above, there are no family relationships among any of our directors and executive officers.

Corporate Governance Guidelines and Practices, Board Leadership Structure, Risk Management, Meetings, Independence and Compensation of our Board of Directors

Corporate Governance Guidelines and Practices

Our board of directors has adopted a set of corporate governance guidelines and practices to establish a framework within which it will conduct its business. The corporate governance guidelines and practices can be found on our website at www.marvell.com/investors/governance.jsp. The corporate governance guidelines and practices were last revised on April 29, 2010. The corporate governance guidelines and practices provide, among other things, that:

•

in the absence of a non-executive Chairman of the Board, our board of directors shall designate a lead independent director who, among other duties, is responsible for presiding over executive sessions of independent directors;

•	a majority of the directors must be independent;

•	our board of directors shall appoint all members of the board committees;

•	the nominating and governance committee screens and recommends board candidates to our board of directors;

•	the audit committee, executive compensation committee and nominating and governance committee must consist solely of independent directors; and

•	the independent directors shall meet regularly in executive session without the presence of the non-independent directors or members of our management.

We also provide our directors annual training events on issues facing us and on subjects that would assist the directors in discharging their duties.

Our board of directors may modify the corporate governance guidelines and practices from time to time, as appropriate. Our independent directors have appointed Mr. Krueger to serve as the lead independent director for our board of directors. The duties of the lead independent director are set forth as follows in our corporation governance guidelines and practices:

•	develop the agenda for, and moderate executive sessions of, meetings of our independent directors;

•	help promote good communication between the independent directors and the Chairman of the Board and/or the Chief Executive Officer;

•	chair the meetings of our board of directors in the absence of the Chairman of the Board;

•

make recommendations to the Chairman of the Board regarding the appropriate schedule of board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the flow of our operations;

•	jointly with the Chairman of the Board, set agendas for board meetings and make recommendations to the Chairman of the Board regarding the structure of board meetings;

•

make recommendations to the Chairman of the Board in assessing the quality, quantity and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties; and

•	coordinate with the nominating and governance committee and corporate counsel to promote a thorough annual self-assessment by our board of directors and its committees.

Board Leadership Structure

Our board of directors believes that our Chief Executive Officer is best situated to serve as Chairman of the Board, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Our board of directors believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and our board of directors, which are essential to effective governance.

One of the key responsibilities of our board of directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. Our board of directors believes the combined role of Chairman of the Board and Chief Executive Officer, together with an independent lead director having the duties described above, is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Risk Management

Our board of directors has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our board of directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our executive compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements as well as our compensation plans that generally apply to all employees. The audit committee oversees management of financial and legal compliance risks. The nominating and governance committee manages risks associated with the independence of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

Meetings of our Board of Directors; Attendance

There were nine meetings of our board of directors in fiscal 2010, which included seven in-person meetings at the U.S. headquarters of our U.S. operating subsidiary. Each director attended at least 75% of the total number of meetings of the board of directors and committees on which such director served. The independent directors meet in executive sessions without the presence of the non-independent directors or members of our management at least twice per year during regularly scheduled board of director meeting days and otherwise from time to time as deemed necessary or appropriate.

Although directors are encouraged to attend annual general meetings of shareholders, we do not have a formal policy requiring such attendance. Dr. Sehat Sutardja and Dr. Pantas Sutardja attended the 2009 annual general meeting of shareholders.

Director Independence

Our board of directors has determined that, among current directors with continuing terms and the director nominees standing for reelection, each of Mr. Chang, Dr. Gromer, Dr. Hsu, Dr. Kassakian and Mr. Krueger are “independent” as such term is defined by the rules and regulations of the NASDAQ Stock Market (“Nasdaq”) and the rules and regulations of the SEC. To be considered independent, our board of directors must affirmatively determine that neither the director, nor any member of his or her immediate family, has had any direct or indirect material relationship with us within the previous three years.

Our board of directors considered relationships, transactions and/or arrangements with each of the directors and concluded that none of the non-employee directors, or any of his immediate family members, has or has had within the previous three years any relationship with us that would impair his independence.

Compensation of Directors

Directors who are also employees of the company do not receive any additional compensation for their services as directors. Our non-employee directors each receive $1,000 per board meeting attended in person and $250 per board meeting attended telephonically. However, the fee for attendance, whether in person or telephonic, at a regularly scheduled board meeting as set forth on the board calendar is $1,000. Our non-employee directors also receive an annual retainer of $40,000. The lead independent director receives an additional annual retainer of $20,000. If they serve on such committees, our non-employee directors also receive $7,500 for annual service on the audit committee, and $5,000 for annual service on the executive compensation and nominating and governance committees. Each non-employee director also receives $1,000 per committee meeting attended in person and $250 per meeting attended telephonically. In addition, the chair of the audit committee receives an additional cash retainer of $7,500 per year and chairs of the other committees of our board of directors receive an additional cash retainer of $2,500 per year. In addition to the retainer and meeting fees, non-employee directors are reimbursed for travel and other reasonable out-of-pocket expenses related to attendance at board of directors and committee meetings.

In addition, under our 2007 Directors’ Stock Incentive Plan (the “2007 Director Plan”), each new non-employee director receives an option to purchase 50,000 shares upon joining our board of directors. This option vests over a period of three years, with 1/3 vesting each year thereafter provided that the non-employee director remains a director through such period. In addition, under the 2007 Director Plan, each “eligible outside director” is granted an option to purchase an additional 12,000 shares on the date of our annual general meeting of shareholders, provided that on such date the director has served on our board of directors for at least six months prior to the date of such annual general meeting of shareholders. Each of our current independent directors is considered an eligible outside director. This option fully vests on the earlier of the next annual general meeting of shareholders or the one year anniversary of the option grant date. All options held by non-employee directors will vest in full upon a change of control. The exercise price per share for each option is equal to the fair market value on the date of grant.

Director Compensation Table — Fiscal 2010

The following table details the total compensation paid to our non-employee directors in fiscal 2010.

	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Kuo Wei (Herbert) Chang	74,750	63,480	—	138,230
Dr. Juergen Gromer	97,500	63,480	—	160,980
Dr. Ta-lin Hsu(3)	9,110	370,235	—	379,345
Dr. John G. Kassakian	72,250	63,480	—	135,730
Arturo Krueger	105,623	63,480	—	169,103

(1)	With the exception of ignoring the impact of the forfeiture rate relating to service based vesting conditions, these amounts represent the aggregate grant date fair value of option awards for fiscal 2010. These amounts do not represent the actual amounts paid to or realized by the non-employee directors for these awards during fiscal 2010.
(2)	The following table provides the number of shares subject to outstanding options held at January 30, 2010 for each non-employee director, as applicable:

Name	Number of Shares Underlying Unexercised Options (#)
Kuo Wei (Herbert) Chang	252,000
Dr. Juergen Gromer	74,000
Dr. Ta-lin Hsu	50,000
Dr. John G. Kassakian	62,000
Arturo Krueger	136,000

(3)	Dr. Hsu was appointed to our board of directors effective as of November 18, 2009.

Committees of our Board of Directors

Our board of directors has a standing audit committee, executive compensation committee and a nominating and governance committee. Our board of directors has adopted written charters for each of these committees, copies of which are available on our website at www.marvell.com/investors/committees.jsp. Each of the committee charters is reviewed annually by the respective committee, which may recommend appropriate changes for approval by our board of directors.

Audit Committee
Number of Members:	Four

Current Members:	Dr. Juergen Gromer, Chairman Kuo Wei (Herbert) Chang Dr. Ta-lin Hsu Arturo Krueger

Recent Changes:	During fiscal 2010, the audit committee was comprised of Dr. Gromer, Mr. Chang and Mr. Krueger. Dr. Hsu was appointed as a member of the audit committee effective as of April 29, 2010.

Number of Meetings in Fiscal 2010:	11

Functions:	The audit committee’s responsibilities are generally to assist our board of directors in fulfilling its responsibility to oversee management’s conduct of our accounting and financial reporting processes. The audit committee also, among other things, appoints our independent registered public accounting firm, oversees our internal audit function and those of its independent registered public accounting firm, reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our internal control over financial reporting as reported by management. The audit committee meets quarterly and at such additional times as are necessary or advisable.

Qualifications:	Our board of directors has determined that each member of the audit committee meets the applicable independence and financial literacy requirements of Nasdaq and the SEC. Our board of directors has determined that Dr. Gromer is an “audit committee financial expert” as required by applicable Nasdaq and SEC rules.

Executive Compensation Committee
Number of Members:	Three

Current Members:	Dr. Juergen Gromer, Chairman Dr. John G. Kassakian Arturo Krueger

Number of Meetings in Fiscal 2010:	15

Functions:	The executive compensation committee has the authority to approve salaries and bonuses and other compensation matters for our executive officers, is responsible for administering equity award programs for non-executive employees, reviews and recommends changes to our incentive compensation and other equity based plans and administers executive officer compensation within the terms of any applicable company compensation plans.

Qualifications:	Our board of directors has determined that each member of the executive compensation committee meets the applicable independence requirements of Nasdaq and the SEC. In addition, each member of the executive compensation committee is an “outside director” under Section 162(m), and a “non-employee director” under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating and Governance Committee
Number of Members:	Four

Current Members:	Arturo Krueger, Chairman Kuo Wei (Herbert) Chang Dr. Juergen Gromer Dr. John G. Kassakian

Number of Meetings in Fiscal 2010:	9

Functions:	The nominating and governance committee is responsible for developing and implementing policies and practices relating to corporate governance and practices, including reviewing and monitoring implementation of our corporate governance guidelines. The nominating and governance committee also makes recommendations to our board of directors regarding the size and composition of our board of directors and its committees and screens and recommends candidates for election to our board of directors. In addition, the nominating and governance committee reviews, ratifies and/or approves related party transactions. The nominating and governance committee also reviews periodically with the Chairman and the Chief Executive Officer the succession plans relating to positions held by executive officers.

Qualifications:	Our board of directors has determined that each member of the nominating and governance committee meets the applicable independence requirements of Nasdaq and the SEC.

Role of Compensation Consultants

Under its charter, the executive compensation committee has the authority to retain outside legal counsel and other advisors. Pursuant to that authority, the executive compensation committee retained Mercer (US) Inc. (“Mercer”) as its independent compensation consultant in April 2009 to replace Compensia, Inc. (“Compensia”). During fiscal 2010, we did not engage Mercer or Compensia for any additional services beyond their work performed for the executive compensation committee.

The executive compensation committee has retained Mercer to provide information, analyses and advice regarding executive compensation, as described below. The Mercer consultant who performs these services reports to the Chairman of the executive compensation committee. Mercer provided the following services to us during fiscal 2010:

•

Evaluated the competitive positioning of our named executive officers’ base salaries, annual incentive and long-term incentive compensation relative to our primary peer companies and the broader industry to support fiscal 2011 decision-making;

•	Advised on fiscal 2011 target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;

•	Advised on the compensation of certain non-executive officers for fiscal 2011 at the direction of the executive compensation committee;

•

Assessed the alignment of company compensation levels relative to our performance against our primary peer companies and relative to the executive compensation committee’s articulated compensation philosophy;

•	Advised on the fiscal 2011 performance measures and performance targets for the annual and long-term incentive programs; and

•	Assisted with the preparation of the “Compensation Discussion and Analysis” for this proxy statement.

Compensia provided the following services to us during fiscal 2010:

•	Advised on the compensation of certain non-executive officers for fiscal 2010 at the direction of the executive compensation committee; and

•	Assisted with the preparation of the “Compensation Discussion and Analysis” for last year’s proxy statement.

Since Mercer was retained after April 2009, it did not play any role in establishing the compensation for named executive officers for fiscal 2010. All of the decisions with respect to determining the amount or form of executive and director compensation under our executive and director compensation programs are made by the executive compensation committee alone and may reflect factors and considerations other than the information and advice provided by Compensia or Mercer.

Additional information concerning the compensation policies and objectives established by the executive compensation committee and the respective roles of our Chief Executive Officer and the compensation consultant in assisting with the determination of compensation for each of the executive officers named in the Summary Compensation Table, referred to in this proxy statement as our “named executive officers,” is included under the heading “Executive Compensation.”

Nominations for Election of Directors

The nominating and governance committee identifies, recruits and recommends to our board of directors, and our board of directors approves, director nominees for election at each annual general meeting of shareholders and new directors for election by our board of directors to fill vacancies that may arise. Under the Existing Bye-Laws, any director appointed by our board of directors would need to be reappointed by shareholders at our next annual general meeting of shareholders or by our board of directors following the annual general meeting.

The nominees for election at this annual general meeting were unanimously recommended and approved by the nominating and governance committee and our board of directors, respectively. The nominating and governance committee will consider proposals for nomination from shareholders that are made in writing to our Secretary at Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda that are timely and that contain sufficient background information concerning the nominee to enable proper judgment to be made as to his or her qualifications. For general information regarding shareholder proposals and nominations, see “Future Shareholder Proposals and Nominations for the 2011 Annual General Meeting” on page 61.

Director Qualifications

The nominating and governance committee believes that the following specific, minimum qualifications must be met by a nominee for the position of director:

•	the highest personal and professional ethics and integrity;

•	the ability to work together with other directors, with full and open discussion and debate as an effective, collegial group;

•

current knowledge and experience in our business or operations, or contacts in the community in which we do business and in the industries relevant to our business, or substantial business, financial or industry-related experience; and

•	the willingness and ability to devote adequate time to our business.

We are required to have at least one member of our board of directors who meets the criteria for an “audit committee financial expert” as defined by Nasdaq and the SEC, and to have a majority of independent directors who meet the definition of “independent director” under applicable Nasdaq and SEC rules. We also believe it is appropriate for certain key members of management to participate as members of our board of directors. Other than the foregoing there are no stated minimum criteria for director nominees.

When making its determination whether a nominee is qualified for the position of director, the nominating and governance committee may also consider such other factors as it may deem are in the best interests of the company and its shareholders, such as the following qualities and skills:

•	relationships that may affect the independence of the director or conflicts of interest that may affect the director’s ability to discharge his or her duties;

•	diversity of experience and background of the proposed director, including the need for financial, business, academic, public sector or other expertise on our board of directors or its committees; and

•	the fit of the individual’s skills and experience with those of the other directors and potential directors in comparison to the needs of the company.

When evaluating a candidate for nomination, the nominating and governance committee does not assign specific weight to any of these factors or believe that all of the criteria necessarily apply to every candidate.

Identifying and Evaluating Nominees for Director

The nominating and governance committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of our board of directors. Candidates considered for nomination to our board of directors may come from several sources, including current and former directors, professional search firms and shareholder nominations. It is the policy of the nominating and governance committee to solicit and consider annually recommendations for candidates to our board of directors from our shareholders who hold 5% or more of our outstanding common shares as of December 31 of each year and to review with such shareholders the nominating process and the results of their prior recommendations.

A shareholder seeking to recommend a prospective nominee for the nominating and governance committee’s consideration should submit the candidate’s name and qualifications to our Secretary at Argyle House, 41A Cedar Avenue, Hamilton, HM 12, Bermuda. The nominating and governance committee will consider candidates recommended by shareholders in the same manner as candidates recommended to the nominating and governance committee from other sources. Nominees for director are evaluated by the nominating and governance committee, which may retain the services of a professional search firm to assist them in identifying or evaluating potential nominees.

Shareholder Communications with our Board of Directors

At present, our Chairman and Chief Executive Officer is responsible for maintaining effective communications with our shareholders, customers, employees, communities, suppliers, creditors, governments and corporate partners. It is the policy of our board of directors that management speaks for the company. This policy does not preclude independent directors from meeting with shareholders, but management, where appropriate, should be present at such meetings.

Nonetheless, our board of directors has established a process for shareholders to send communications to our directors. If you wish to communicate with our board of directors or individual directors, you may send your communication in writing to: General Counsel, Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, California 95054. You must include your name and address in the written communication and indicate whether you are a shareholder of Marvell. The General Counsel (or other officer acting in such capacity) will compile all such communications and will forward them to the appropriate director or directors or committee of our board of directors based on the subject matter or to the director or directors to whom such communications is addressed.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The executive compensation committee for fiscal 2010 consisted of the following members: Dr. Gromer, Dr. Kassakian and Mr. Krueger. None of the current or former members of the executive compensation committee who served during fiscal 2010 is a current or former officer or employee of us or our subsidiaries, or had any relationship with us not otherwise disclosed herein under applicable SEC rules. In addition, to our knowledge, there are no executive compensation committee interlocks between us and other entities, involving our executive officers or directors who serve as executive officers or directors of such other entities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding the compensation paid to the three named executive officers of Marvell Technology Group Ltd. during fiscal 2010, which ran from February 1, 2009 until January 30, 2010. During fiscal 2010, the named executive officers were:

•	Dr. Sehat Sutardja, President, Chief Executive Officer and Chairman of the Board;

•	Mr. Clyde R. Hosein, Chief Financial Officer, Interim Chief Operating Officer and Secretary; and

•	Dr. Pantas Sutardja, Vice President, Chief Technology Officer, Chief Research and Development Officer and Director.

In fiscal 2009, we had four named executive officers including the Chief Executive Officer and Chief Financial Officer. Pursuant to the termination of employment of the Chief Operating Officer in fiscal 2009, the Chief Technology Officer is the only executive in addition to the Chief Executive Officer and Chief Financial Officer who has the responsibility level and business impact to qualify as an executive officer. On March 29, 2010, Mr. Hosein concluded his service as our Interim Chief Operating Officer but continues to serve as our Chief Financial Officer and Secretary.

Governance of Executive Compensation Program

Role of the Executive Compensation Committee

The executive compensation committee of our board of directors has been charged to act on behalf of our board of directors to fulfill its responsibilities to set and oversee the compensation of our executive officers. With respect to our named executive officers, the executive compensation committee reviews and approves: (i) annual base salaries; (ii) annual incentive compensation; (iii) long-term incentive compensation (in the form of equity awards); (iv) employment, severance and change-in-control agreements; and (v) other compensation and benefits, if any.

Committee Interaction with Management

In carrying out its responsibilities, the executive compensation committee works with Dr. Sehat Sutardja, President and Chief Executive Officer, and Mr. Reid Linney, Vice President of Human Resources, in determining executive compensation as follows:

•

Dr. Sehat Sutardja assessed the performance and with the assistance of Mr. Linney submitted recommendations with respect to the compensation of the other executive officers to the executive compensation committee for their review and approval.

•

The executive compensation committee made an independent determination with respect to Dr. Sehat Sutardja’s compensation. However, representatives of the executive compensation committee discussed Dr. Sehat Sutardja’s proposed compensation package with him to obtain feedback. The final decision for the compensation of Dr. Sehat Sutardja was determined solely by the executive compensation committee, in its discretion, subject to our board of directors’ process for reviewing his equity compensation, as described below.

Committee Process

The executive compensation committee reviews the compensation of the named executive officers annually. Typically, at the time of the review, the executive compensation committee evaluates our financial results and assesses our named executive officers’ performance for the prior fiscal year (which includes the assessment and recommendation of Dr. Sehat Sutardja for the other executive officers). Based on its evaluation and these assessments, the executive compensation committee then determines whether any adjustments to base salaries are appropriate, determines the payouts for the prior fiscal year’s annual incentive compensation and grants equity awards.

Role of Consultants

The executive compensation committee engages executive compensation consulting firms to provide advice and market data relating to executive compensation. Such compensation consulting firms serve at the discretion of the executive compensation committee. In fiscal 2010, the executive compensation committee engaged Compensia through April 2009, and Mercer thereafter. Mercer serves at the discretion of the executive compensation committee to provide analysis, advice and guidance with respect to compensation. For a detailed discussion on the services provided by Compensia and Mercer in fiscal 2010, see “—Role of Compensation Consultants” on page 17.

Executive Compensation Philosophy and Objectives

Our primary business objective is to create long-term value for our shareholders. To achieve this objective, the executive compensation program is intended to achieve five primary objectives:

•	Provide a market-competitive level of total compensation that reflects the individual executive’s role and ability to impact business performance;

•	Establish an explicit link between compensation and both overall business results and individual performance;

•	Promote a long-term focus for our named executive officers through incentive compensation;

•	Align the interests and objectives of our named executive officers and employees with furthering our growth and creating shareholder value; and

•	Share the enterprise value created by our named executive officers and employees through distribution of equity to key employees.

For fiscal 2010, the executive compensation committee determined the amount of each compensation element for the named executive officers in a two-step process, as follows:

Work Step	Description
1. Evaluate each element of compensation separately	Ensure that: • Each component of compensation meets the desired objectives for that element, i.e., base salary, target annual incentive.

2. Review the value of the total compensation package to ensure consistency and appropriateness

Ensure that:

•    In aggregate, the total value of the compensation package is reasonable; and

•    Compensation is consistent with market practices and all decisions based on the judgment of the members of the executive compensation committee.

Based on the philosophy of aligning the interests of our named executive officers with shareholders and long-term value creation, a substantial portion of our named executive officers’ compensation, and especially the compensation of Dr. Sehat Sutardja, our President and Chief Executive Officer, consisted of long-term incentive compensation in the form of both time-based vesting and performance-based vesting stock options. The executive compensation committee does not have a formal policy regarding pay mix between short-term and long-term compensation, or between cash and non-cash compensation.

Factors Considered in Determining Executive Compensation

As a starting point, the executive compensation committee reviewed competitive compensation market data collected and analyzed from the compensation peer groups described below.

Peer Group

The companies included in the peer groups are selected based on similarity in size and industry segment to us and which compete with us for talent. This list is periodically reviewed and updated to take into account changes in both our business and the businesses of the peer companies. The data on the compensation practices of the peer group is gathered through publicly available information. In fiscal 2010, the executive compensation committee was provided with competitive market compensation data based on the practices of two groups of peer companies listed in the following table:

Peer Group	Description
1. Primary Peer Group	• Consists of semiconductor companies the executive compensation committee believed to be generally comparable to Marvell in terms of revenue.

2. High Growth Peer Group

•   Consists of a subset of the primary peer group with revenue and earnings growth over the last several years that the executive compensation committee believed generally to be higher than typical market levels.

•   The executive compensation committee believes the high growth peer group is useful for calibrating performance and performance metrics, given that historically we have had a higher than average revenue growth rate.

The peer groups used for fiscal 2010 compensation benchmarking consisted of the companies listed below:

Primary Peer Group	High Growth Peer Group
Analog Devices, Inc.	Broadcom Corporation

Broadcom Corporation	Juniper Networks, Inc.

Cypress Semiconductor Corporation	LSI Corporation

KLA-Tencor Corporation	NetApp, Inc.

Level 3 Communications, Inc.	NVIDIA Corporation

LSI Corporation	SanDisk Corporation

MEMC Electronic Materials, Inc.

Micron Technology, Inc

NVIDIA Corporation

SanDisk Corporation

UTStarcom, Inc.

Compensation Positioning

The executive compensation committee does not target a specific market percentile for total direct compensation. However, it reviews the ranges (i.e., 25th, 50th and 75th percentiles) for each compensation element paid to similarly situated executives in our primary peer group for their most recently disclosed fiscal year. In general, for fiscal 2010, as a starting point each element of compensation was targeted at the 50th percentile of our primary peer group. The final positioning of each element of compensation for Dr. Sehat Sutardja, Dr. Pantas Sutardja and Mr. Hosein could potentially vary relative to the market 50th percentile based on tenure, historical performance and ability to impact future business results.

Elements of Executive Compensation

Base Salary

During fiscal 2010, the base salaries for Dr. Sehat Sutardja, Dr. Pantas Sutardja and Mr. Hosein were left unchanged at fiscal 2009 levels. The executive compensation committee did not make any adjustments to their base salaries after fiscal 2009 in light of the challenging economic environment then faced by companies worldwide.

Discretionary Annual Incentive Compensation

For fiscal 2010, the annual incentive plan for named executive officers was discretionary. The executive compensation committee determined the target annual incentive opportunity for all named executive officers at the beginning of the fiscal year, evaluated our overall and their individual performance at the end of the fiscal year and made payout determinations relative to target opportunity based solely on its discretion. In the case of Mr. Hosein and Dr. Pantas Sutardja, Dr. Sehat Sutardja, our President, Chief Executive Officer and Chairman of the Board, provided recommendations to the executive compensation committee, which the executive compensation committee could use as the basis for its final decision and approval. The executive compensation committee did not set any specific performance objectives at the beginning of fiscal 2010. The executive compensation committee believes that retaining complete discretion for the annual incentive payouts gives them the flexibility to assess performance across a broader range of factors while determining individual annual incentive payouts.

Dr. Sehat Sutardja evaluated the performance of the other named executive officers and provided payout recommendations for them to the executive compensation committee. The final approval was provided by the executive compensation committee. The executive compensation committee independently made the determination for Dr. Sehat Sutardja’s annual incentive payouts.

Annual incentive opportunity for our named executive officers is provided in the table below. Dr. Sehat Sutardja’s and Dr. Pantas Sutardja’s maximum opportunity was not predefined at the beginning of the fiscal year.

Executive	Base Salary	Target Annual Incentive Opportunity (as % of Base Salary)	Annual Incentive Opportunity
Dr. Sehat Sutardja	$657,000	100%	$657,000
Mr. Clyde R. Hosein	$450,000	80%	$360,000
Dr. Pantas Sutardja	$400,000	40%	$160,000

For fiscal 2010, the executive compensation committee considered various factors such as our overall and their individual performance, and strategic objectives like expense management and R&D initiatives, and the difficulty in achieving the above in order to determine annual incentive payouts for Dr. Sehat Sutardja, Dr. Pantas Sutardja and Mr. Hosein. The following annual incentive payouts were approved by the executive compensation committee:

Executive	Base Salary	Target Annual Incentive Opportunity (as % of Base Salary)	Annual Incentive Opportunity	Actual Fiscal 2010 Bonus (as % of Base Salary)	Actual Fiscal 2010 Bonus*
Dr. Sehat Sutardja	$657,000	100%	$657,000	150%	$985,000
Mr. Clyde R. Hosein	$450,000	80%	$360,000	80%	$360,000
Dr. Pantas Sutardja	$400,000	40%	$160,000	40%	$160,000

*	The aggregate value of the bonus was payable as follows: (A) 85% in cash, and (B) 15% in restricted equity (rounded down to the nearest share), in the form of a restricted stock unit (“RSU”) award for common shares, for services performed during fiscal 2010, based on the closing price of our common shares on April 12, 2010 ($21.14). Dr. Sehat Sutardja was granted an award of 6,989 shares, Mr. Hosein was granted an award of 2,554 shares and Dr. Pantas Sutardja was granted an award of 1,135 shares. The shares underlying each RSU award shall vest on April 1, 2011.

Long-Term Incentive Compensation

Our long-term incentive compensation practices are designed to retain and reward our named executive officers for shareholder value creation. The executive compensation committee reviews our share usage, i.e., run rate and dilution, on a regular basis to ensure that annual equity usage for compensation programs is within competitive market practices and proxy advisor group guidelines. The size of individual awards is determined based on the following with an intention to target approximate median levels of grants made to comparable positions at the peer group companies:

•	An evaluation of our overall and their individual performance; and

•	Value of equity awards made to comparable positions in the market.

Award Mix

For fiscal 2010, our named executive officer’s long-term incentive consisted entirely of stock options. The stock options, which are granted with an exercise price equal to the fair market value of our common shares on the grant date, reward our executives only to the extent that our stock price appreciates and shareholders realize value following the grant date. The executive compensation committee believes that using a multi-year vesting schedule for our stock option awards enhances retention; is consistent with peer group practices; and provides rewards for longer-term stock price appreciation. In addition, the executive compensation committee has on occasion granted stock options to our named executive officers with performance-based vesting requirements to further tie their compensation to our performance.

Fiscal 2010 Equity Awards

The executive compensation committee did not grant long-term incentives or equity awards to any of the officers in fiscal 2010. However, our named executive officers received performance-based stock options in prior years. Vesting for a portion of each of the awards was tied to performance in fiscal 2010 and for those awards that remain outstanding after fiscal 2010, the award will be tied to our performance in subsequent fiscal years. The table below provides the number of performance-based shares granted in prior fiscal years and associated performance conditions.

Executive	Fiscal Year of Grant	Total Performance Stock Options Granted in Grant Year	Target # of Performance Stock Options That Could Vest For Fiscal 2010 Performance Period	Performance Measure	Vesting Conditions
Dr. Sehat Sutardja	2009	390,000	97,500	Relative Operating Margin	Operating margin is at or above the 60th percentile of the peer group
	2008	226,800	226,800	EPS	EPS of at least $1.06 (2x baseline EPS in FY 2007)
	2007	400,000	400,000	EPS	FY 2010 EPS exceeds $1.39 (split adjusted)
	2007	400,000	400,000	EPS	FY 2010 EPS exceeds $2.09 (split adjusted)
Mr. Clyde R. Hosein	2009	200,000	40,000	EPS	EPS for 12 months ending May 2009 of at least $1.28
Dr. Pantas Sutardja	2008	101,000	101,000	EPS	EPS of $1.06 or more (2x baseline EPS in FY 2007)
	2007	178,000	178,000	EPS	FY 2010 EPS exceeds $1.39 (split adjusted)
	2007	178,000	178,000	EPS	FY 2010 EPS exceeds $2.09 (split adjusted)

Fiscal 2010 Performance Measures and Vesting Conditions

Operating Margin

Pursuant to the terms of the grant made to Dr. Sehat Sutardja, the performance-based stock option will vest based on our Modified GAAP Operating Margin (defined below) as measured over five annual performance periods. In each of the first four annual performance periods, beginning with fiscal 2010 and ending with fiscal 2013, 25% of the option shares (or 97,500 shares), may vest depending on actual performance as measured against the following performance objectives:

•

Full vesting of an annual tranche occurs if, for each annual performance period, the Modified GAAP Operating Margin (defined below) for such fiscal year is equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending on or before our fiscal year end for the companies in our “Performance Peer Group” (listed below). If we do not meet the Modified GAAP Operating Margin (defined below) target for any annual performance period, then the option shares otherwise eligible for vesting in such period are to be carried forward to the next performance period and aggregated with the option shares eligible to vest during that period and may vest upon achievement of the subsequent year’s performance objectives. For purposes of this performance-based stock option, the Performance Peer Group consists of Altera Corporation, Analog Devices, Inc., Broadcom Corporation, LSI Corporation, Micron Technology, Inc., National Semiconductor Corporation, NVIDIA Corporation, SanDisk Corporation, UTStarcom, Inc. and Xilinx, Inc. If there are less than eight companies remaining in the Performance Peer Group for any performance period, the Performance Peer Group will be expanded to include all of the U.S.-based publicly traded companies in the Philadelphia Stock Exchange’s Semiconductor Index at that point in time.

•

If, at the end of fiscal 2013, any option shares remain unvested, then such option shares may vest in a final annual performance period covering fiscal 2014 if the Modified GAAP Operating Margin for such fiscal year is equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending on or before our fiscal year-end for the companies in our “Performance Peer Group.”

For purposes of this performance-based stock option, “Modified GAAP Operating Margin” with respect to a company shall mean its’ operating margin determined by adjusting operating margin calculated under generally accepted accounting principles to exclude the impact of (i) non-cash stock-based compensation charges recognized under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock Compensation” (formerly, FASB Statement 123R)(“ASC 718”) and (ii) non-cash acquisition-related charges, including intangible amortization and in-process research and development charges.

EPS

Mr. Hosein’s performance-based vesting option granted in connection with the commencement of his employment in fiscal 2009 vests upon our achievement of pro forma earnings per share equaling or exceeding 200% of the baseline earnings per share. Performance is measured over six one-year performance periods with the first performance period beginning with the first fiscal quarter after Mr. Hosein commenced employment. For the first five performance periods, 20% of the option shares plus any option shares that did not vest in a prior performance period will vest if our actual pro forma earnings per share equal or exceed 200% of the baseline. In the sixth performance period, any option shares that did not vest in a prior performance period will vest if our actual pro forma earnings per share equal or exceed 200% of the baseline. Pro forma earnings per share are calculated by adjusting earnings per share calculated under generally accepted accounting principles for (i) non-cash stock-based compensation charges recognized under ASC 718 and (ii) non-cash acquisition-related charges, including intangible amortization and in-process research and development charges. Baseline earnings per share equals the pro forma earnings per share for the four fiscal quarters immediately preceding the fiscal quarter of Mr. Hosein’s commencement of employment.

The performance-based option grants in fiscal 2008 were for one grant of 226,800 shares for Dr. Sehat Sutardja and one grant of 101,000 for Dr. Pantas Sutardja. Each option granted will become vested and fully exercisable on the 10-K due date corresponding to the full fiscal year ending on or prior to January 29, 2011 in which pro forma EPS for such fiscal year exceeds 200% of Pro Forma EPS (or $1.06) for the 2007 fiscal year.

The performance-based option grants in fiscal 2007 were for two grants each of 400,000 shares for Dr. Sehat Sutardja and two grants each of 178,000 for Dr. Pantas Sutardja. One of the option grants for Drs. Sehat and Pantas Sutardja was to become vested and fully exercisable on the 10-K Due Date corresponding to the full fiscal year on or prior to January 30, 2010 in which pro forma EPS for such fiscal year exceeded $1.39 (split adjusted), and the other option grants for Drs. Sehat and Pantas Sutardja was to become vested and fully exercisable on the 10-K Due Date corresponding to the full fiscal year on or prior to January 30, 2010 in which pro forma EPS for such fiscal year exceeded $2.09 (split adjusted). All fiscal 2007 awards for Drs. Sehat Sutardja and Pantas Sutardja were cancelled after the performance-based requirements for vesting were not achieved by the end of the last performance period.

Actual Performance and Vesting

During fiscal 2010, we measured the financial performance associated with our named executive officer’s respective performance-base stock option award, and determined the number of stock options that vest for the fiscal 2010 performance period based on each grant.

•

In the case of the fiscal 2009 award for Dr. Sehat Sutardja, the Modified GAAP Operating Margin performance (20.2%) was equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending before our fiscal year, and the tranche vested in full.

•

In the case of the performance-based option granted to Mr. Hosein in fiscal 2009, the target EPS per the option agreement was $1.28, and actual pro forma EPS as of May 2, 2009 was $0.51 per share. As a result, the performance target was not met and the applicable shares are subject to vesting in the next performance period ending in fiscal 2011.

In the case of the 2010 performance period applicable to the performance-based option awards granted to Drs. Sehat and Pantas Sutardja in fiscal 2008 and fiscal 2007, none of the performance requirements were achieved on any of these awards. As such, the performance-based option award in fiscal 2008 resulted in no vesting, with applicable shares subject to vesting in the next performance period for fiscal 2011, while the performance-based option award for fiscal 2007 resulted in no vesting, and the options were cancelled on March 29, 2010. Detailed vesting for awards in the fiscal 2010 performance period is shown by executive grant in the table below.

Executive	Fiscal Year of Grant	Total Performance Stock Options Granted in Grant Year	Target # of Performance Stock Options That Could Vest For Fiscal 2010 Performance Period	Actual # of Performance Stock Options Vested For Fiscal 2010 Performance Period
Dr. Sehat Sutardja	2009	390,000	97,500	97,500
	2008	226,800	226,800	0
	2007	400,000	400,000	0
	2007	400,000	400,000	0

Mr. Clyde R. Hosein	2009	200,000	40,000	0

Dr. Pantas Sutardja	2008	101,000	101,000	0
	2007	178,000	178,000	0
	2007	178,000	178,000	0

Benefits

Our named executive officers are eligible to participate in our life, health and welfare benefit programs and our tax-qualified Section 401(k) profit sharing-plan. They participate in these plans on the same terms and conditions as our other salaried employees. In fiscal 2010, under our Section 401(k) plan, we matched 100% of the employees’ contributions up to $500 in each semi-annual contribution period for a maximum of $1,000 each year, subject to various limitations. We also offer all employees, including our named executive officers, the ability to purchase our common shares at a discount under our 2000 Employee Stock Purchase Plan, as amended and restated (the “ESPP”). Employees who own more than 5% of our stock may not participate in the ESPP, so Dr. Sehat Sutardja and Dr. Pantas Sutardja are not eligible to participate in the ESPP. Our named executive officers did not receive any employee benefits or perquisites in fiscal 2010 other than the employee benefits and perquisites provided to all employees.

In May 2008, the executive compensation committee approved a formal policy for use of our corporate jet and ratified its prior use by Dr. Sehat Sutardja and Ms. Weili Dai. Dr. Sehat Sutardja and Ms. Dai are husband and wife, and Ms. Dai is an employee of Marvell Semiconductor, Inc. (“MSI”), our U.S. operating subsidiary. This policy permits personal use of our corporate jet only by Dr. Sehat Sutardja, as our President and Chief Executive Officer. Dr. Sehat Sutardja may use our jet for three personal round trip flights annually. Any additional personal use of our corporate jet by Dr. Sehat Sutardja requires the approval of the executive compensation committee. For purposes of the three round trip limitation, a multi-stop trip will be considered one round trip flight. Dr. Sehat Sutardja may be accompanied by his family and friends and any persons involved in a charitable interest of Dr. Sehat Sutardja or he may permit any of these people to use the jet in his place within the guidelines. During fiscal 2010, Dr. Sehat Sutardja did not make use of the jet for any personal flights.

Employment Agreements

At this time, other than for Mr. Hosein, our Chief Financial Officer and Secretary, we do not have any employment, change-in-control, or severance agreements or arrangements with any of our named executive officers. This enables us to terminate their employment with flexibility as to the terms of any severance arrangement. We entered into an employment agreement with Mr. Hosein in fiscal 2009 as a necessary inducement for his acceptance of his position with us, including provisions for his severance and change-in-control severance benefits. The terms of the employment agreement were determined based on negotiations between us and Dr. Sehat Sutardja, who received input from the executive compensation committee. The executive compensation committee reviewed market data at the time of the negotiations to better understand the market range for the various compensation elements, but the market data was used to primarily contrast the negotiated compensation with current competitive practice. For a further description of Mr. Hosein’s employment agreement, please refer the section entitled “Employment Contracts and Change-in-Control Arrangements” below.

Key Fiscal 2011 Compensation Program Changes

The executive compensation committee made material changes to named executive officer compensation for fiscal 2011. Key highlights of these changes are as follows:

•

The executive compensation committee approved a target compensation package for Dr. Sehat Sutardja for fiscal 2011 that aligns with the 75th percentile of the peer group. This package is intended to have approximately 75% of total compensation value tied to performance, and will only align with the 75th percentile of the peer group if Dr. Sehat Sutardja achieves performance conditions. In making this decision, the executive compensation committee took into consideration the unique capabilities that Dr. Sehat Sutardja brings to us and his ability to drive value for shareholders. As a founder of Marvell, Dr. Sehat Sutardja has been a key driver in building the business and positioning the company to achieve exceptional levels of business performance. Dr. Sehat Sutardja sets our strategic vision and manages the day-to-day operations of the business. Importantly, he plays a lead role in mapping our innovation and R&D vision which is foundational to future shareholder value creation. With over 150 patents, his personal leadership in the advancement of our technology is critical to our achieving our business objectives.

•

The executive compensation committee defined a target annual incentive opportunity for our named executive officers. Going forward, all named executive officers will have a target annual incentive opportunity in order to enhance consistency in planning target compensation levels across the officer group.

•

The executive compensation committee delivered a mix of service-based stock options, service-based RSUs and performance-based RSUs for named executive officer annual equity grants. The executive compensation committee believes that it is critical to continue to link named executive officers’ long-term incentives to stock price through stock option grants. However, it also determined that service-based RSUs are essential to protect retention risk given market volatility and competition for talent, and performance-based RSUs play a critical role in linking a portion of named executive officer long- term incentives to the success of key strategic and financial initiatives. The performance-based RSU grants are one-time grants tied to specific strategic and/or financial initiatives.

Other Considerations

Equity Grant Practices

In fiscal 2008, our board of directors adopted a policy with respect to our stock option grant practices. Our current policy, which was revised in October 2008, covers, among other things, the following:

All stock option grants must have an exercise price per share no less than the per share fair market value of our common shares on the date of grant, as determined under the appropriate U.S. financial accounting rules and the applicable rules and regulations under the U.S. securities laws.

The executive compensation committee has the authority to make equity grants to all employees, including our executive officers. However, equity grants to executive officers must involve our board of directors. First, the executive compensation committee develops recommendations regarding the equity compensation of the named executive officers for our board of directors’ consideration. Our board of directors then reviews and recommends the equity compensation for approval (with any interested directors abstaining from voting) by the executive compensation committee. Finally, as required to comply with several regulatory requirements, the executive compensation committee approves the final recommendations of our board of directors for the equity compensation of our named executive officers.

Equity grants to newly hired employees are made once per month during regularly scheduled executive compensation committee meetings. An equity award proposal is generally prepared for the executive compensation committee’s consideration by the second month following the month of the new employees’ date of hire. These awards may only be made by the executive compensation committee and are typically based upon the recommendation of the Chief Executive Officer.

Equity grants to employees (other than new hires) are generally made after the annual review process is completed. In the past, we did not have any policy to coordinate our stock option grants with the release of material non-public information for the purpose of affecting the value of equity compensation. Grants to executives with the title of associate vice president or higher must be made at the first regularly scheduled meeting of the executive compensation committee after the completion of the annual review that occurs during an “open window” pursuant to our insider trading policy.

Policy Concerning Recoupment of CEO and CFO Bonuses Following Restatements

In the event of a restatement of our financial results, where a bonus was paid to the Chief Executive Officer and/or the Chief Financial Officer based on financial results that were subject to the restatement and there is finding by a majority of the disinterested members of our board of directors at the time of the restatement that the restatement was due, in whole or in part, as determined by a majority of the disinterested members of our board of directors to the gross recklessness or intentional misconduct of either the Chief Executive Officer or Chief Financial Officer, respectively, our board of directors shall review all such bonuses for the period(s) in which the results were restated. If such bonuses would have been lower had they been calculated based on the restated results, our board of directors will, to the extent permitted under applicable law, seek to recoup for the benefit to us of all such bonuses paid to the Chief Executive Officer and/or Chief Financial Officer, as applicable. This policy shall apply in addition to any right of recoupment against the Chief Executive Officer and the Chief Financial Officer under Section 304 of the Sarbanes-Oxley Act of 2002.

Policy Concerning Repricing of Incentive Stock Options

Incentive stock options granted under any stock plan may not be repriced unless prior shareholder approval is obtained (unless the repricing is necessary to correct administrative errors).

Tax Considerations

The executive compensation committee considers the potential effects of Section 162(m) on the compensation paid to our named executive officers. Section 162(m) generally disallows a tax deduction to any publicly held corporation for compensation exceeding $1 million paid in any taxable year to certain executive officers, unless the compensation is performance-based.

We have determined that, for fiscal 2010, the compensation earned by each of our named executive officers is deductible by Marvell under Section 162(m), except for a portion of the compensation earned by Dr. Sehat Sutardja that was in excess of $1 million.

While we cannot predict how the $1 million deduction limit may impact our executive compensation program in future years, the executive compensation committee intends to maintain an approach to executive compensation that strongly links pay to performance. While the executive compensation committee has not adopted a formal policy regarding the tax deductibility of the compensation paid to Dr. Sehat Sutardja and our other named executive officers, the executive compensation committee intends to review the tax deductibility under Section 162(m) of executive compensation. However, the executive compensation committee may, in its judgment, authorize and pay compensation that does not satisfy the requirements of this or any of the other exemptions to the $1 million deduction limit when it believes that such compensation is necessary and appropriate to attract and retain key executives.

Section 409A of the Code (“Section 409A”) imposes taxes in the event that an employee, including a named executive officer, receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A applies to certain severance arrangements and equity awards. Consequently, to assist our employees in avoiding the taxes imposed by Section 409A, we have structured our equity awards in a manner intended to either avoid the application of Section 409A or, to the extent doing so is not possible, comply with the applicable Section 409A requirements.

Accounting Considerations

We are required to estimate and record an expense for each equity award over its vesting period. The executive compensation committee reviews the effect of the compensation expense under ASC 718 for equity compensation to the named executive officers.

Other Policies

In April 2008, our board of directors amended our insider trading policy to permit Rule 10b5-1 trading plans. Currently none of our employees have implemented a Rule 10b5-1 trading plan. At this time the executive compensation committee has not adopted any stock ownership guidelines. The executive compensation committee has not believed that guidelines were necessary because of the significant stock ownership accumulated by Dr. Sehat Sutardja and Dr. Pantas Sutardja without such guidelines. The executive compensation committee and the nominating and governance committee of our board of directors continues to review the appropriateness of stock ownership guidelines for our named executive officers from time to time.

Compensation Committee Report

The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that the company specifically incorporates the information by reference in such filing.

The executive compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the executive compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended January 30, 2010 and this proxy statement.

Respectfully submitted by the members of the executive compensation committee of our board of directors:

Dr. Juergen Gromer (Chair)

Dr. John G. Kassakian

Mr. Arturo Krueger

Summary Compensation Table for Fiscal 2010, 2009 and 2008

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Dr. Sehat Sutardja	2010	657,000		985,000	(3)	—	—	—	—	574	(4)	1,642,574
President and Chief Executive Officer	2009	88,443	(5)	—		—	1,874,256	—	—	30,600	(6)	1,993,299
	2008	533,435	(7)	—		—	2,529,354	13,500	—	12,267	(8)	3,088,556

Clyde R. Hosein	2010	450,000		360,000	(3)	—	—	—	—	2,081	(10)	812,081
Chief Financial Officer and Secretary(9)	2009	276,923		350,000	(11)	—	4,966,167	—	—	1,331	(12)	5,594,421

Dr. Pantas Sutardja	2010	400,000		160,000	(3)	—	—	—	—	38,113	(13)	598,113
Vice President, Chief Technology Officer and Chief Research and Development Officer	2009	53,847	(14)	—		—	312,168		—	1,384	(15)	367,399
	2008	383,077	(7)	—		—	1,073,993	24,500	—	2,017	(16)	1,483,587

(1)	With the exception of ignoring the impact of the forfeiture rate relating to service based vesting conditions, these amounts represent the aggregate grant date fair value of option awards for fiscal 2010, fiscal 2009 and fiscal 2008, respectively, as determined in accordance with the share-based payment accounting guidance under ASC 718. The value of the option awards reported for fiscal 2009 and fiscal 2008 have been revised from prior years’ proxy disclosure to reflect their grant date fair value in accordance with the revised SEC disclosure requirements relating to such awards. These amounts do not represent the actual amounts paid to or realized by the named executive officer for these awards during fiscal years 2010, 2009 or 2008. The value as of the grant date for stock options is recognized over the number of days of service required for the grant to become vested.
(2)	These amounts were paid pursuant to our patent issuance bonus plan whereby employees are eligible to receive a bonus award for certain patent components including: $500 for each patent disclosure submitted by that employee; $250 for each patent disclosure in which that employee is a manager of at least one of the inventors; $1,000 for each patent application filed on behalf of that employee; $1,000 for each patent issued to that employee; and $5,000 for every five patents issued to that employee. Amounts paid to our executive officers under the plan were approved by the executive compensation committee. The executive compensation committee discontinued the participation of executive officers in the patent issuance bonus plan in June 2007.
(3)	The aggregate value of the bonus was payable as follows: (A) 85% in cash, and (B) 15% in restricted equity (rounded down to the nearest share), in the form of a RSU award for common shares, for services performed during fiscal 2010, based on the closing price of our common shares on April 12, 2010 ($21.14). Dr. Sehat Sutardja was granted an award of 6,989 shares, Mr. Hosein was granted an award of 2,554 shares and Dr. Pantas Sutardja was granted an award of 1,135 shares. The shares underlying each RSU award shall vest on April 1, 2011.
(4)	This amount includes premium for basic life insurance of 2.5 times annual salary up to $600,000 in the amount of $574.
(5)	On December 15, 2008, the executive compensation committee approved a reinstatement of Dr. Sehat Sutardja’s salary from $1 to $657,000 effective as of December 15, 2008.
(6)	This amount includes cafeteria taxable benefit of $848, premium for basic life insurance of 2.5 times annual salary up to $600,000 of $36, and incremental cost for personal use of our corporate aircraft. The total incremental cost as estimated by us for the personal use of the corporate aircraft was $30,370, including aircraft costs for fuel, fees for landing and parking and pilot expenses for food, hotels and car rental. During fiscal 2009, Dr. Sehat Sutardja took one personal flight and another business flight for which three passengers were attributable to his personal use for tax purposes. The value of the flights attributed to Dr. Sehat Sutardja was $29,716, which was determined for each flight per the Standard Industry Fare level rate prescribed by the Code. For more information regarding the corporate aircraft policy, please see the Compensation Discussion and Analysis above.
(7)	On January 11, 2008, the executive compensation committee approved a request from Dr. Sehat Sutardja and Dr. Pantas Sutardja to reduce their salaries to $1.
(8)	This amount includes cafeteria taxable benefit of $520, premium for basic life insurance of 2.5 times annual salary up to $600,000 of $497, and incremental cost for personal use of our corporate aircraft. The total incremental cost as estimated by us for the personal use of the corporate aircraft was $12,857, including aircraft costs for fuel, fees for landing and parking and pilot expenses for food, hotels and car rental. During fiscal 2008, Dr. Sehat Sutardja took one personal flight. The value of the flight attributed to Dr. Sehat Sutardja was $11,250, which was determined for each flight per the Standard Industry Fare level rate prescribed by the Code. For more information regarding the corporate aircraft policy, please see the Compensation Discussion and Analysis above.
(9)	On March 29, 2010, Mr. Hosein concluded his service as our Interim Chief Operating Officer but continues to serve as our Chief Financial Officer and Secretary.
(10)	This amount includes opt out of medical insurance benefit of $1,200 and premium for basic life insurance of 2.5 times annual salary up to $600,000 of $881.
(11)	Pursuant to his offer letter, Mr. Hosein was given a sign-on bonus of $350,000. The sign-on bonus, though paid in advance, is earned on a pro-rata basis over the first 24 months of his employment. Under certain circumstances a portion of the bonus would need to be repaid if Mr. Hosein was to leave us prior to the expiration of the 24 month period.

(12)	This amount includes a cafeteria taxable benefit of $770, opt out of medical insurance benefit of $378 and premium for basic life insurance of 2.5 times annual salary up to $600,000 of $183.
(13)	This amount includes matching contribution to 401(k) of $1,000, cash out of accrued vacation of $36,539 and premium for basic life insurance of 2.5 times annual salary up to $600,000 of $574.
(14)	On December 15, 2008, the executive compensation committee approved a reinstatement of Dr. Pantas Sutardja’s salary from $1 to $400,000 effective as of December 15, 2008.
(15)	This amount includes cafeteria taxable benefit of $848, premium for basic life insurance of 2.5 times annual salary up to $600,000 of $36, and matching contribution to ‘401(k) of $500.
(16)	This amount includes cafeteria taxable benefit of $520, premium for basic life insurance of 2.5 times annual salary up to $600,000 of $497, and matching contribution to ‘401(k) of $1,000.

Grants of Plan-Based Awards in Fiscal 2010

There were no grants of plan-based awards made to the named executive officers in fiscal 2010. In addition, there were no plan-based payments made to any of our named executive officers in fiscal 2010.

Outstanding Equity Awards at Fiscal 2010 Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Dr. Sehat Sutardja	115,880	(1)	—		—		6.0025	6/6/2012
	1,000,000	(2)	—		—		10.91	12/26/2013
	292,000	(3)	—		—		34.3750	3/10/2016
	—		—		400,000	(4)	24.7950	5/25/2016
	—		—		400,000	(5)	24.7950	5/25/2016
	162,000	(6)	—		—		24.7950	5/25/2016
	151,770	(7)	83,230	(7)	—		14.01	12/28/2017
	—		—		226,800	(8)	14.01	12/28/2017
	—		—		390,000	(9)	6.84	12/18/2018
	75,000	(10)	225,000	(10)	—		6.84	12/18/2018

Clyde R. Hosein	142,500	(11)	307,500	(11)	—		17.66	6/30/2018
	—		—		200,000	(12)	17.66	6/30/2018
	25,000	(10)	75,000	(10)	—		6.84	12/18/2018

Dr. Pantas Sutardja	41,668	(1)	—		—		6.0025	6/6/2012
	2,518,332	(13)	—		—		10.91	12/26/2013
	218,000	(3)	—		—		34.3750	3/10/2016
	—		—		178,000	(4)	24.7950	5/25/2016
	—		—		178,000	(5)	24.7950	5/25/2016
	62,000	(7)	34,000	(7)	—		14.01	12/28/2017
	—		—		101,000	(8)	14.01	12/28/2017
	30,000	(10)	90,000	(10)	—		6.84	12/18/2018

(1)	Fully vested on June 6, 2006.

(2)	These options were fully vested on August 26, 2006. On December 27, 2006, Dr. Sehat Sutardja agreed to amend the option exercise price for such options to the corrected price that would have been applicable had the grants been made using the actual measurement dates for financial accounting purposes. There was no incremental fair value to any modified option awards, computed in accordance with ASC 718. On May 6, 2007, Dr. Sehat Sutardja agreed to reduce the number of shares received in his December 26, 2003 grant by 2,000,000 post-split shares.

(3)	Fully vested on January 31, 2009.

(4)

This option becomes vested and fully exercisable and the shares will be fully vested on the “10-K Due Date” corresponding to the first fiscal year ending on or prior to January 30, 2010 in which Pro Forma EPS for such fiscal year exceeds $1.39 (the “2010 Target EPS”). The 2010 Target EPS will be proportionately adjusted by the executive compensation committee for any stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event effected subsequent to the date of grant. “Pro Forma EPS” is calculated by adjusting diluted net income per share under generally accepted accounting principles (“GAAP EPS”) for the impact of (i) non-cash stock-based compensation charges by adding to GAAP EPS non-cash stock-based compensation expense recognized under ASC 718, and (ii) non-cash charges associated with purchase accounting and other write-off related expenses by adding to GAAP EPS amortization and write-off of acquired intangible assets and other, and acquired in-process research and development. If this option shall not have become vested and fully exercisable as of the “10-K Due Date” for the fiscal year ending January 30, 2010, this option terminates. “10-K Due Date” means, with respect to a fiscal year, the prescribed due date on which our Annual Report on Form 10-K is required to be filed with the SEC for the fiscal year. Pursuant to the terms of the performance-based stock option agreement with Drs. Sehat Sutardja and Pantas Sutardja, the 2010 Target EPS was not attained and these options were cancelled and are no longer outstanding as of March 29, 2010.

(5)	This option becomes vested and fully exercisable and the shares will be fully vested on the 10-K Due Date (as defined in note (4) to this table) corresponding to the first fiscal year ending on or prior to January 30, 2010 in which Pro Forma EPS (as defined in note (4) to this table) for such fiscal year exceeds $2.085 (the “2010 Target EPS II”). The 2010 Target EPS II will be proportionately adjusted by the executive compensation committee for any stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event effected subsequent to the date of grant. If this option shall not have become vested and fully exercisable as of the 10-K Due Date (as defined in note (4) to this table) for the fiscal year ending January 30, 2010, this option terminates. Pursuant to the terms of the performance-based stock option agreement with Drs. Sehat Sutardja and Pantas Sutardja, the 2010 Target EPS II was not attained and these options were cancelled and are no longer outstanding as of March 29, 2010.

(6)	Fully vested on May 25, 2008.
(7)	This option vests as to 1/48 of the shares on each monthly anniversary of June 1, 2007 such that the option will be exercisable in full on June 1, 2011.

(8)	This option becomes vested and fully exercisable and the shares will be fully vested on the 10-K Due Date (as defined in note (4) to this table) corresponding to the first fiscal year ending on or prior to January 29, 2011 in which Pro Forma EPS (as defined in note (4) to this table) for such fiscal year exceeds 200% of Pro Forma EPS for the 2007 fiscal year (the “FY 2011 Target EPS”). The FY 2011 Target EPS will be proportionately adjusted by the executive compensation committee for any stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event effected subsequent to the date of grant. If this option shall not have become vested and fully exercisable as of the 10-K Due Date for the fiscal year ending January 29, 2011, this option terminates.

(9)

This option is subject to the performance-based vesting in four separate and equal annual performance tranches (each a “Tranche”) of 97,500 unvested options. Each Tranche will be associated with one of four complete fiscal years, beginning with our fiscal year 2010 and ending with our fiscal year 2013. The Tranche for any fiscal year will become vested and fully exercisable as of the 10-K Due Date (as defined in note (4) to this table) if our “Modified GAAP Operating Margin” for such fiscal year is equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending on or before our fiscal year for our “Performance Peer Group” (the “Performance Threshold”). If our “Modified GAAP Operating Margin” for any fiscal year performance period is less than the applicable Performance Threshold, the options for such Tranche shall not vest immediately, but shall be added to the unvested options of the following year’s Tranche. If at the end of our fiscal year 2013, any performance-based stock options remain unvested as a result of the Performance Threshold not having been achieved for our fiscal year 2013, then such shares shall become eligible to vest in a final fifth annual Tranche associated with our fiscal year 2014. If any performance shares remain unvested as a result of the Performance Threshold not having been achieved for our fiscal year 2014, the remaining unvested options shall expire. The definition of “Modified GAAP Operating Margin” and the list of companies in the “Performance Peer Group” for this performance-based stock option grant is set forth on page 26 of this proxy statement in the Compensation Discussion and Analysis above. Based on the Modified GAAP Operation Margin results for the fiscal 2010 performance period, the executive compensation committee determined that the Performance Threshold was met and 97,500 shares vested on March 31, 2010.

(10)

The option vests as to 25% of the shares on the one year anniversary of the vesting commencement date, which is December 15, 2008, and 1/4th yearly thereafter. The option will be fully vested on December 15, 2012.

(11)

The option vests as to 20% of the shares on the one year anniversary of the vesting commencement date, which is June 23, 2008 and 1/60th monthly thereafter such that the option will be fully vested on June 23, 2013.

(12)

This option vests if the target earnings per share (the “Target EPS”) for the performance period is 200% of “Baseline EPS.” Performance is measured over six one-year performance periods with the first performance period beginning with the first fiscal quarter after Mr. Hosein commenced employment and ending on the “10-Q Due Date.” For the first five performance periods, 20% of the option shares plus any option shares that did not vest in a prior performance period will vest and, in the sixth performance period, any option shares that did not vest in a prior performance period will vest if the performance metrics are met. If at the end of the sixth and final performance period, any unvested performance-based stock options remain unvested as a result of not having met or exceeded the Target EPS during the final performance period then the remaining unvested options shall expire. “10-Q Due Date” means, with respect to a performance period, the prescribed due date on which our Quarterly Report on Form 10-Q is required to be filed with the SEC for the fiscal quarter of such performance period. “EPS” for purposes of this option grant is calculated by adjusting diluted net income per share under generally accepted accounting principles (“GAAP EPS”) for the impact of (i) non-cash stock-based compensation charges by adding to GAAP EPS non-cash stock-based compensation expense recognized under ASC 718, and (ii) non-cash charges associated with purchase accounting and other write-off related expenses by adding to GAAP EPS amortization and write-off of acquired intangible assets and other, and acquired in-process research and development. “Baseline EPS” is calculated as the cumulative EPS for the four consecutive fiscal quarters immediately preceding the fiscal quarter in which his employment with us began. The Target EPS will be proportionately adjusted by the executive compensation committee for any stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event affected subsequent to the date of grant. For more information, please see the Compensation Discussion and Analysis above.

(13)	Fully vested on December 26, 2007. On December 27, 2006, Dr. Pantas Sutardja agreed to amend the option exercise price for such options to the corrected price that would have been applicable had the grants been made using the actual measurement dates for financial accounting purposes. There was no incremental fair value to any modified option awards, computed in accordance with ASC 718.

Option Exercises and Stock Vested in Fiscal 2010

None of the named executive officers exercised any stock options in fiscal 2010. As of January 30, 2010, none of the executive officers had been granted any restricted stock or RSUs.

Employment Contracts and Change-in-Control Arrangements

Other than for Mr. Hosein, our Chief Financial Officer and Secretary, during fiscal 2010, we did not have any employment agreements with any of our executive officers, nor do we have any compensatory plan or arrangement that would result in any payments to any executive officers upon such officer’s resignation, retirement or other termination or from a change-in-control. Any of our executive officers may resign at any time and the employment of any executive officer may be terminated at any time by our board of directors. Upon such resignation or termination, our executive officers would be entitled to receive earned but unpaid salary and bonus and accrued but unused vacation pay.

Clyde R. Hosein

On May 29, 2008, our board of directors appointed Clyde R. Hosein as our Chief Financial Officer effective as of June 23, 2008. In connection with Mr. Hosein’s employment with us, we and Mr. Hosein entered into an employment offer letter executed on May 29, 2008. Mr. Hosein was later appointed as our Corporate Secretary effective as of September 10, 2008 and our Interim Chief Operating Officer on October 20, 2008. On March 29, 2010, Mr. Hosein concluded his service as our Interim Chief Operating Officer but continues to serve as our Chief Financial Officer and Secretary.

Mr. Hosein will be entitled to severance benefits if within 12 months of a change-in-control, we terminate his employment other than for “cause,” if Mr. Hosein terminates employment for “good reason” or if Mr. Hosein’s employment is terminated within 30 days after being removed as Chief Financial Officer of the ultimate parent corporation of the surviving entity. In the event one of the foregoing occurs, then:

•	the sign-on bonus repayment obligation, if then in effect, will be forgiven;

•	Mr. Hosein will be entitled to immediate vesting of all stock options that would have vested in the one-year period following termination; and

•	Mr. Hosein will be entitled to a lump sum payment equal to 12 months of Mr. Hosein’s then current salary and target incentive payments.

Mr. Hosein will be entitled to severance benefits if we terminate his employment without cause or if Mr. Hosein terminates his employment for good reason. In the event one of the foregoing occurs, then:

•	Mr. Hosein will be entitled to receive a lump sum payment equal to 12 months of Mr. Hosein’s then current salary and target incentive payments; and

•	Mr. Hosein will be entitled to immediate vesting of any unvested portion of the 450,000 time-based options that would have vested in the one-year period following the termination date;

provided that if Mr. Hosein terminates his employment voluntarily and not for good reason he will receive no further salary or incentive payments beyond those he would ordinarily be entitled to through the date of termination, all equity award vesting will cease on the termination date and he will forfeit all rights to any portion of any equity award that was unvested on the termination date.

“Cause” is defined as any of the following: (i) Mr. Hosein’s willful and continued failure to perform the duties and responsibilities customary of his position after he has been delivered a written demand for performance from our Chief Executive Officer which describes the basis for his belief that he has not substantially performed his duties and provides him with 90 days to take corrective action; (ii) any act of personal and intentional dishonesty taken by him in connection with his responsibilities as our employee with the intention or reasonable expectation that such action may result in his substantial personal enrichment; (iii) Mr. Hosein’s conviction of, or plea of nolo contendere to, a felony that our board of directors reasonably believes has had or will have a material detrimental effect on our reputation or business; (iv) a breach of any fiduciary duty owed to us by him that has a material detrimental effect on our reputation or business; (v) Mr. Hosein being found liable in any SEC or other civil or criminal securities law action or entering any cease and desist order with respect to such action (regardless of whether or not he admits or denies liability); (vi) Mr. Hosein’s (A) obstructing or impeding, (B) endeavoring to influence, obstruct or impede, or (C) failing to materially cooperate with, any investigation authorized by our board of directors or any governmental or self-regulatory entity (an “Investigation”), however, Mr. Hosein’s failure to waive attorney-client privilege relating to communications with his own attorney in connection with an Investigation will not constitute “cause”; or (vii) Mr. Hosein’s disqualification or bar by any governmental or self-regulatory authority from serving in the capacity contemplated by this letter or his loss of any governmental or self-regulatory license that is reasonably necessary for him to perform his responsibilities to us under the terms of his offer letter, if (A) the disqualification, bar or loss continues for more than 30 days, and (B) during that period we use our good faith efforts to cause the disqualification or bar to be lifted or the license replaced.

“Good Reason” is defined as any of the following: (a) the assignment to Mr. Hosein of any duties inconsistent with his position, duties, responsibilities, reporting requirement, and status with us; (b) the material diminishment of his duties, responsibilities, or authority; (c) a reduction of more than 10% in the rate of pay he was receiving, even if a similar reduction applies generally to other executive officers of the company; (d) a reduction of less than 10% in the rate of pay he was receiving, unless a similar reduction applies generally to other executive officers of us; (e) a material reduction of any benefits, perquisites, pensions, life or medical insurance or disability plans, other than a reduction that is generally applicable to other executive officers of us; or (f) any relocation of his place of employment more than 50 miles from the current location.

The receipt of any severance or other benefits will be subject to Mr. Hosein signing and not revoking a standard separation agreement and mutual release of claims.

Potential Payments in the Event of Termination at the End of our Last Fiscal Year

The following table shows the potential payments that would have been made to Mr. Hosein had (i) a termination without cause or, his resignation for good reason, occurred as of January 30, 2010, in each case unrelated to a change-in-control of the company, and (ii) within 12 months of the consummation of a change-in-control, a termination without cause or his resignation for good reason, occurred as of January 30, 2010. On the last trading day of fiscal 2010, our closing stock price as reported on Nasdaq was $17.43 per share. The numbers assume there is no unpaid salary, bonus or other amounts payable as of January 30, 2010.

	Base Salary ($)	Bonus ($)	Value of Accelerated Stock Options ($)	Forgiveness of Bonus Repayment ($)	Accrued Vacation Payout ($)	Total ($)
Without change-in-control	450,000	360,000	—	—	22,075	832,075
With change-in-control	450,000	360,000	529,500	58,333	22,075	1,419,908

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our shares as of April 16, 2010, except as noted otherwise, for:

•	each person or entity who is known by us to own beneficially more than 5% of our outstanding shares;

•	each of our directors and nominees for director;

•	each of our named executive officers named in the Summary Compensation Table on page 32 of this proxy statement; and

•	all directors and current executive officers as a group.

Unless otherwise indicated, the address of each of the beneficial owners is c/o Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054.

	Shares Beneficially Owned(1)
Name	Number	Percent**
FMR LLC(2)	64,126,767	10.0%
82 Devonshire Street
Boston, MA 02109
T. Rowe Price Associates, Inc.(3)	60,371,462	9.4%
100 E. Pratt Street
Baltimore, MD 21202
Weili Dai(4)	67,224,281	10.4%

Directors and Executive Officers:
Dr. Sehat Sutardja(5)	67,224,281	10.4%
Dr. Pantas Sutardja(6)	40,484,300	6.3%
Clyde R. Hosein(7)	181,226	*
Kuo Wei (Herbert) Chang(8)	240,000	*
Dr. Juergen Gromer(9)	45,334	*
Dr. Ta-lin Hsu	0	*
Dr. John G. Kassakian(10)	16,667	*
Arturo Krueger(11)	123,066	*
Directors and current executive officers as a group (8 persons)(12)	108,314,874	16.7%

*	Less than one percent.
**	The percentage of beneficial ownership for the following table is based on 643,420,752 shares outstanding on April 16, 2010.
(1)	Unless otherwise indicated, to our knowledge, all persons listed have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. The number of shares beneficially owned by each shareholder is determined in accordance with the rules of the SEC and are not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares with respect to which the shareholder has sole or shared voting or investment power and any shares that the shareholder has a right to acquire within 60 days after April 16, 2010 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding shares, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options or warrants into shares. Unless otherwise noted, the amounts shown are based on information furnished by the people named.
(2)

Based solely on information reported on a Schedule 13G/Amendment No. 1 filed with the SEC on February 16, 2010, by FMR LLC and Edward C. Johnson 3d, consists of 64,126,767 shares beneficially held by FMR LLC and Mr. Johnson, 645,684 shares for which FMR LLC possess sole voting power and 64,126,767 shares for which FMR LLC and Mr. Johnson possess sole dispositive power. Of the 64,126,767 shares, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 63,440,783 shares as a result of acting as investment advisor to various investment companies.
(3)	Based solely on information reported on a Schedule 13G/Amendment No. 4 filed with the SEC on January 11, 2010, by T. Rowe Price Associates, Inc., consists of 60,371,462 shares beneficially held by T. Rowe Price Associates, Inc., 17,053,868 shares for which it possesses sole voting power and 60,371,462 shares for which it is possesses sole dispositive power.
(4)	Consists of 75,000 shares subject to stock options held by Ms. Dai that are currently exercisable or will become exercisable within 60 days after April 16, 2010 and 1,918,630 shares subject to stock options held by Dr. Sehat Sutardja that Ms. Dai may be deemed to have beneficial ownership of and that are currently exercisable or will become exercisable within 60 days after April 16, 2010; 46,977,317 shares held jointly by Dr. Sehat Sutardja and Ms. Dai, of which Dr. Sehat Sutardja and Ms. Dai share voting and dispositive power; and 18,253,334 shares held by The Sutardja Family Partners, a California family limited partnership, of which Dr. Sehat Sutardja and Ms. Dai are the general partners and share voting and dispositive power. Dr. Sehat Sutardja and Ms. Dai are husband and wife.
(5)	Consists of 1,918,630 shares subject to stock options held by Dr. Sehat Sutardja that are currently exercisable or will become exercisable within 60 days after April 16, 2010 and 75,000 shares subject to stock options held by Ms. Dai that Dr. Sehat may be deemed to have beneficial ownership of and that are currently exercisable or will become exercisable within 60 days after April 16, 2010; 46,977,317 shares held jointly by Dr. Sehat Sutardja and Ms. Dai, of which Dr. Sehat Sutardja and Ms. Dai share voting and dispositive power; and 18,253,334 shares held by The Sutardja Family Partners, a California family limited partnership, of which Dr. Sehat Sutardja and Ms. Dai are the general partners and share voting and dispositive power. Dr. Sehat Sutardja and Ms. Dai are husband and wife.
(6)	Consists of 2,880,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2010, as well as 37,604,300 shares held by the Sutardja Chuk Revocable Family Trust, of which Dr. Pantas Sutardja has shared voting and dispositive power. 2,000,000 of such shares are held in an account that could be deemed a margin account.
(7)	Includes 172,500 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2010.
(8)	Consists of 240,000 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2010.
(9)	Consists of 45,334 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2010.
(10)	Consists of 16,667 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2010.
(11)	Consists of 123,066 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2010.
(12)	Consists of 5,471,197 shares subject to stock options that are currently exercisable or will become exercisable within 60 days after April 16, 2010.

RELATED PARTY TRANSACTIONS

The nominating and governance committee is responsible for review, approval or ratification of “related-person transactions” between us or our subsidiaries and related persons. Under SEC rules and our written policy, a “related person” is a director, officer, nominee for director, or 5% shareholder since the beginning of the last fiscal year and their immediate family members. We have adopted written policies and procedures that apply to any transaction or series of related transactions in which Marvell or a subsidiary is a participant, the amount involved exceeds $120,000 in any calendar year and a related person has a direct or indirect material interest. Pursuant to our policy, the following transactions will not be deemed to be related person transactions requiring approval by the nominating and governance committee:

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Employment of executive officers. Any employment by us of an executive officer of Marvell if: (a) the related compensation is required to be reported in our proxy statement under SEC compensation disclosure rules; or (b) the executive officer is not an immediate family member of another executive officer or director of our company, and the related compensation would have been reported in our proxy statement under SEC compensation disclosure rules if the executive officer was a “named executive officer,” and the executive compensation committee approved (or recommended that our board of directors approve) such compensation.

•	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under SEC compensation disclosure rules.

•

Certain transactions with other companies. Any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total annual revenues.

•

Transactions where all shareholders receive proportional benefits. Any transaction where the related person’s interest arises solely from the ownership of a class of our equity securities and all holders of that class of our equity securities received the same benefit on a pro rata basis (e.g., dividends).

•	Transactions involving competitive bids. Any transaction involving a related person where the rates or charges involved are determined by competitive bids.

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Regulated transactions. Any transaction with a related person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

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Certain banking-related services. Any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

•	Other Transactions. Any other transaction where disclosure of such transaction would not be required pursuant to Item 404 of Regulation S-K, as may be amended from time to time.

In August 2005, through our subsidiaries MSI and Marvell International Ltd. (“MIL”), we entered into a License and Manufacturing Services Agreement with C2 Microsystems, Inc. (the “C2Micro License Agreement”). The C2Micro License Agreement has substantially similar terms as other license and manufacturing services agreements with other third parties for similar technology. We recognized $2.1 million and $2.6 million of revenue from the C2Micro License Agreement during fiscal 2010 and 2009, respectively. Dr. Sehat Sutardja, our President and Chief Executive Officer, and Ms. Weili Dai, the Vice President of Sales for Communications and Consumer Business of MSI and Vice President and General Manager of Communications and Computing Business Unit of MSI, through their ownership and control of Estopia LLC, are indirect shareholders of C2 Microsystems. Dr. Sehat Sutardja and Ms. Dai are husband and wife. Kuo Wei (Herbert) Chang, a member of our board of directors, is also an indirect shareholder of C2 Microsystems as a partner of entities who have invested in C2 Microsystems. Dr. Pantas Sutardja, our Vice President, Chief Technology Officer and Chief Research and Development Officer, is also a shareholder of C2 Microsystems.

In January 2007, through our subsidiary MIL, we entered into a Library/IP/Software Evaluation License Agreement (the “Evaluation License Agreement”), with VeriSilicon Holdings Co., Ltd. (“VeriSilicon”). The Evaluation License Agreement has no consideration. We incurred $6,000 and $200,000 of royalty expense from VeriSilicon under a core license agreement assumed from our acquisition of the UTStarcom business during fiscal 2010 and fiscal 2009, respectively. This core license agreement had been assumed by VeriSilicon after its acquisition of certain assets from LSI Corporation. In March 2009, we entered into an addendum to this core license agreement with VeriSilicon and recorded a license fee of $500,000 and maintenance fees of $80,000. In June 2009, we entered into the second addendum to the technology license agreement with VeriSilicon for them to perform certain services for a fee of $40,000. In December 2009, we entered into a third addendum to this technology agreement with VeriSilicon to license additional technology for a license fee of $275,000 with an annual support fee of $47,500. In March 2010, we entered into a fourth addendum to this technology agreement with VeriSilicon to license additional technology for a license fee of $2.5 million with an annual support fee of $120,000. Ms. Dai’s brother (and Dr. Sehat Sutardja’s brother-in-law) is the Chairman, President and Chief Executive Officer of VeriSilicon. Ms. Dai is also a shareholder of VeriSilicon.

On October 31, 2007, we entered into a License Agreement with Vivante Corporation (the “Vivante Agreement”). The Vivante Agreement has substantially similar terms as we would expect to obtain for license agreements with other third parties for similar technology. In August 2008, we entered into a Technology License Agreement with Vivante. This Technology License Agreement, as amended, also has substantially similar terms as we would expect to obtain for license agreements with other third parties for similar technology. We recorded $2.0 million for the license fee and $200,000 of maintenance during fiscal 2009 in connection with this Technology License Agreement. In January 2009, we entered into an agreement with Vivante to disclose certain cell libraries to Vivante at no additional cost. In April 2009, we entered into an amendment to the Technology License Agreement with Vivante. We recorded $1.0 million for the license fee and $70,000 of maintenance during the three months ended May 2, 2009 in connection with the amendment to the Technology License Agreement. In June 2009, we entered into the second amendment to the Technology License Agreement with Vivante and recorded $500,000 for the license fee and $50,000 of maintenance during the three months ended August 1, 2009. In December 2009, we entered into an Amended and Restated Technology License Agreement with Vivante for additional license technology and recorded $12.0 million for the license fee (paid over three years) and $350,000 of maintenance. Dr. Sehat Sutardja and Ms. Dai, through their ownership and control of Estopia LLC, are indirect shareholders of Vivante. In addition, Dr. Sehat Sutardja is also a direct shareholder and Chairman of the board of directors of Vivante. Ms. Dai’s brother (and Dr. Sehat Sutardja’s brother-in-law) is the Chief Executive Officer of Vivante. Kuo Wei (Herbert) Chang is also an indirect shareholder of Vivante as a partner of entities who have invested in Vivante.

In April 2010, the audit committee approved a bonus for Ms. Dai with an aggregate value of $450,000, payable as follows: (A) 85% in cash ($382,500) and (B) 15% in restricted equity (rounded down to the nearest share), in the form of a RSU award for 3,192 common shares, for services performed during the fiscal year ended January 30, 2010, with such shares to vest on April 1, 2011. The RSU award was also approved by the executive compensation committee. Also in April 2010, the audit committee approved (i) an increase in the annual base salary of Ms. Dai to $480,000, and (ii) a bonus participation target for Ms. Dai equal to 80% of her base pay, and the audit committee and executive compensation committee approved the grant to Ms. Dai of (A) an option to purchase 100,000 common shares at fair market value on the date of grant and with time-based vesting, (B) a RSU award for 30,000 common shares with time-based vesting and (C) a RSU award for up to 236,518 common shares, with the number of shares to vest to be subject to the achievement of performance objectives related to growth in revenue of a specific business group in fiscal years 2011 and 2012, subject to a minimum level of such revenue growth over the two-year period. In June 2009, the audit committee approved an increase in the annual base salary of Ms. Dai to $450,000 (from $340,000) and a bonus participation target for Ms. Dai equal to 75% of base pay, and the audit committee and executive compensation committee approved the grant to Ms. Dai of an option to purchase 100,000 common shares at the fair market value on the date of grant and with time-based vesting. Ms. Dai is the wife of Dr. Sehat Sutardja, our President and Chief Executive Officer.

We have agreed to indemnify certain current and former directors, officers and employees of us and our subsidiary MSI for reasonable costs and expenses incurred by such individuals in connection with certain civil actions and governmental investigations relating to our past stock option granting practices. Our agreement to pay reasonable fees and costs is subject to each individual’s agreement to reimburse us in the event that it is subsequently determined that the individual is not entitled to indemnification under the Existing Bye-Laws or applicable law.

In addition, we have entered into an indemnification agreement with each of our named executive officers and directors.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the audit committee with respect to our audited financial statements for the fiscal year ended January 30, 2010. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that the company specifically incorporates the information by reference in such filing.

Established on March 21, 2000, the audit committee is currently comprised of four independent directors: Dr. Gromer, its Chairman, and Mr. Chang, Dr. Hsu and Mr. Krueger. Dr. Gromer was appointed to the audit committee and as chairman in December 2007, Mr. Chang was appointed to the audit committee in April 2008, Dr. Hsu was appointed to the audit committee on April 29, 2010 and Mr. Krueger was appointed to the audit committee in August 2005. The purpose of the audit committee is to assist our board of directors in its general oversight of our financial reporting, internal controls and audit functions. The audit committee is directly responsible for the appointment, retention, evaluation, compensation, oversight and termination of our independent registered public accounting firm.

The audit committee reviews the results and scope of audit and other services provided by the independent auditors and reviews the accounting principles and auditing practices and procedures to be used in our financial reporting process, including its systems of internal control, and in the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm for the last fiscal year, PricewaterhouseCoopers, is responsible for performing an independent audit of those financial statements. As more fully explained in the audit committee’s charter, the audit committee’s responsibility is to provide oversight of and to review those processes. The audit committee does not conduct auditing or accounting reviews or procedures, and relies on information and representations provided by management and the independent auditors. The audit committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in their report on our financial statements.

The audit committee has reviewed and discussed the audited financial statements with our management. Management is responsible for maintaining adequate internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting. The audit committee was kept apprised of the progress of management’s assessment of our internal control over financial reporting and provided oversight to management during the process. In connection with this oversight, the audit committee received periodic updates provided by management at meetings throughout the year. At the conclusion of the process, management provided the audit committee with a report on the effectiveness of our internal control over financial reporting. The audit committee reviewed this report of management and Item 9A, “Control and Procedures,” contained in our Annual Report on Form 10-K for the fiscal year ended January 30, 2010 filed with the SEC, as well as PricewaterhouseCoopers’ report of independent registered public accounting firm (included in our Annual Report on Form 10-K) relating to its audit of the consolidated financial statements. The audit committee has reviewed with management and PricewaterhouseCoopers (a) matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and (b) the additional analyses undertaken and procedures performed by us to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

In addition, the audit committee has reviewed and discussed the audited financial statements with PricewaterhouseCoopers, including such items as Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board. The audit committee has received from the independent registered public accounting firm, PricewaterhouseCoopers, the written disclosures and the letter required by the Public

Company Accounting Oversight Board, and the audit committee has discussed with PricewaterhouseCoopers the independence of the independent registered public accounting firm.

After review of all discussions and all written correspondence described above, as well as such other matters deemed relevant and appropriate by the audit committee, the audit committee recommended to our board of directors that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended January 30, 2010. The audit committee re-appointed PricewaterhouseCoopers as our independent registered public accounting firm for the year ending January 29, 2011, subject to our shareholders approving such appointment at the annual general meeting of shareholders.

The Audit Committee

Dr. Juergen Gromer, Chairman

Kuo Wei (Herbert) Chang

Dr. Ta-lin Hsu (since April 29, 2010)

Arturo Krueger

PROPOSAL NO. 2:

APPROVAL OF AN AMENDMENT TO BYE-LAW 12 OF THE EXISTING BYE-LAWS

The shareholders are being asked to approve (i) an amendment to Bye-Law 12 of the Existing Bye-Laws to declassify the board of directors and provide for the annual election of directors, starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year; and (ii), subject to such approval, to approve the title of the Existing Bye Laws as so amended as the Third Amended and Restated Bye-Laws. The annual election of directors would be phased-in based on the completion of existing classified three-year terms of office for our directors, such that all directors would be subject to annual election starting at the 2013 annual general meeting of shareholders. Our board of directors has approved and adopted the Amended Bye-Laws, subject to shareholder approval. If Proposal No. 2 is not approved by shareholders at the annual general meeting, the provisions of the Existing Bye-Laws will continue to govern our corporate actions with respect to the existing classification of our board of directors.

Description of Changes

The following is a description of the proposed changes to Bye-Law 12 of the Existing Bye-Laws. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the new Bye-Law 12 in the Amended Bye-Laws attached to this proxy statement as Annex A and incorporated herein by reference. Shareholders are encouraged to read the text of the Amended Bye-Laws in their entirety.

Elimination of classified board provisions; annual election of directors

As part of our settlement in the consolidated derivative action related to our historic stock option granting practices, we agreed to seek shareholder approval of an amendment to the Existing Bye-Laws to declassify our board. Our board of directors is currently divided into three classes, with Class 1 having two members, Class 2 having three members and Class 3 having two members. One class of our board of directors is elected by the shareholders each year. Each class serves staggered three-year terms, which means that as a general matter only one class of directors is elected at each annual general meeting of shareholders with the other classes continuing for the remainder of their respective terms.

If Proposal 2 is approved, Bye-Law 12 of the Amended Bye-Laws will provide that our board of directors will no longer be divided into three classes. However, this process will be phased-in for current members of our board of directors who are serving three-year terms, and will start with the election of directors at the annual general meeting of shareholders for the 2011 calendar year. This means that each current director, including any directors elected at this meeting, will be allowed to serve out his current term. Starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year, each new director will be elected to a one year term and will be required to stand for reelection at each annual general meeting of shareholders thereafter. Assuming that each of the current directors remains on our board of directors and that Proposal 2 is approved, the following table sets forth when each current director will be required to stand for reelection:

2010 Annual General Meeting	2011 Annual General Meeting	2012 Annual General Meeting	2013 Annual General Meeting and thereafter
Dr. Ta-lin Hsu Dr. John G. Kassakian	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Arturo Krueger	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Arturo Krueger Dr. Pantas Sutardja Dr. Sehat Sutardja	Kuo Wei (Herbert) Chang Dr. Juergen Gromer Dr. Ta-lin Hsu Dr. John G. Kassakian Arturo Krueger Dr. Pantas Sutardja Dr. Sehat Sutardja

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 2.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR Proposal No. 2. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

PROPOSAL NO. 3:

APPROVAL OF AN AMENDMENT TO BYE-LAW 44 OF THE EXISTING BYE-LAWS

The shareholders are being asked to approve (i) an amendment to Bye-Law 44 of the Existing Bye-Laws, as set forth in Bye-Law 44(3) of the Amended Bye-Laws, to provide that starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year, a vote cast as an abstention with respect to the election of a director would be included in the total votes cast with respect to such election, such that an abstention would have the same effect as a ‘no’ vote, when determining whether the director has been elected by the affirmative vote of a majority of votes cast; and (ii), subject to such approval, to approve the title of the Existing Bye Laws as so amended as the Third Amended and Restated Bye-Laws. Our board of directors has approved and adopted the Amended Bye-Laws, subject to shareholder approval. If Proposal No. 3 is not approved by shareholders at the annual general meeting, the provisions of the Existing Bye-Laws will continue to govern our corporate actions with respect to the election of a director and abstentions will continue to be entirely excluded from the vote on any proposals and have no effect on the outcome of an election of directors.

Description of Changes

The following is a description of the proposed changes to Bye-Law 44 of the Existing Bye-Laws. The description does not purport to be complete and is qualified in its entirety by reference to the full text of the new Bye-Law 44 in the Amended Bye-Laws attached to this proxy statement as Annex A and incorporated herein by reference. Shareholders are encouraged to read the text of the Amended Bye-Laws in their entirety.

Amendment to majority voting provisions

Bye-Law 44 of the Existing Bye-Laws requires that any proposal for the consideration of the shareholders (including the election of directors) at an annual general meeting of shareholders shall be decided by the affirmative vote of a simple majority of the votes cast. Abstentions and broker non-votes are excluded from the calculation of votes cast and have no effect on the outcome of any shareholder vote.

As part of our proposed settlement in the consolidated derivative action, we have agreed to seek shareholder approval for the election of directors by a simple majority of votes cast, including abstentions. If abstentions are included in the calculation of votes cast in the election of a director, then abstentions would have the same effect as a “no” vote with respect to the election of such director. Bye-Law 44(3) of the Amended Bye-Laws which, if approved, will provide that starting with the election of directors at the annual general meeting of shareholders for the 2011 calendar year, a vote cast as an abstention with respect to the election of a director would be included in the total votes cast with respect to such election, such that an abstention would have the same effect as a ‘no’ vote, when determining whether the director has been elected by the affirmative vote of a simple majority of votes cast. Broker non-votes will continue to have no effect on the outcome of any shareholder vote.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 3.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR Proposal No. 3. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

PROPOSAL NO. 4:

APPROVAL OF THE EXECUTIVE PERFORMANCE INCENTIVE PLAN

The executive compensation committee has adopted the Incentive Plan, subject to the approval of our shareholders at the annual general meeting.

The executive compensation committee believes that we must offer a competitive performance bonus program if we are to continue to successfully attract and retain the best possible candidates for positions of substantial responsibility within the company. The executive compensation committee expects that the Incentive Plan will be an important factor in attracting, retaining and rewarding the high caliber employees essential to our success and in providing incentive to these individuals to promote our success.

The following paragraphs provide a summary of the principal features of the Incentive Plan and its operation. The Incentive Plan is set forth in its entirety as Annex B to this proxy statement. The following summary is qualified in its entirety by reference to Annex B.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 4.

Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR Proposal No. 4. Assuming the presence of a quorum, the required vote is the affirmative vote of a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

Purpose

The Incentive Plan is intended to increase shareholder value and our success by motivating participants to perform to the best of their abilities, and to achieve our objectives. The Incentive Plan’s goals are to be achieved by providing participants with the opportunity to earn incentive awards for the achievement of goals relating to our performance.

The Incentive Plan also is designed to qualify as “performance-based” compensation under Section 162(m). Under Section 162(m), we may not receive a federal income tax deduction for compensation paid to our Chief Executive Officer and certain other highly compensated executive officers to the extent that any of these persons receives more than $1 million in any one year. However, if we pay compensation that is performance-based under Section 162(m), we still can receive a federal income tax deduction for the compensation even if it is more than $1 million during a single year. The Incentive Plan allows us to pay incentive compensation that is performance-based and therefore fully tax deductible on our federal income tax return.

Eligibility to Participate

The executive compensation committee selects which of our employees (and employees of our affiliates) will be eligible to receive awards under the Incentive Plan. The actual number of employees who will be eligible to receive an award cannot be determined in advance because the executive compensation committee has discretion to select the participants. However, we anticipate that all of our named executive officers will participate in the Incentive Plan.

Target Awards and Performance Goals

Each performance period, the executive compensation committee assigns each participant a target award and the performance goal or goals that must be achieved before an award actually will be paid to the participant. A performance period generally is a fiscal year, but the executive compensation committee has the discretion to adjust this period to a longer or shorter duration in its discretion. The participant’s target award is expressed as a formula or payout matrix relating to the performance goal or goals that have been established by the executive compensation committee for that award. The formula or payout matrix will (i) be in writing, (ii) be based on a comparison of actual performance against performance goals, (iii) provide for the payment of an award if the performance goals are achieved at the predetermined level, and (iv) provide for the payment of an actual award greater or less than the target, depending upon the extent to which actual performance exceeds or falls below the performance goals. The formula or payout matrix may differ from participant to participant. The executive compensation committee determines the participants in the Incentive Plan, the performance goals and the target awards within 90 days following the commencement of any performance period, but in no event beyond when 25% (or such other time as may be required or permitted by Section 162(m)) of the performance period has elapsed.

The performance goals for any target award may provide for a targeted level or level of achievement using one or more of the following measures: attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth and total shareholder return.

The performance goals may differ from participant to participant, performance period to performance period and from award to award. Any criteria used may be measured in absolute terms or in relative terms over the passage of time and/or against other companies or financial or business or stock index metrics particular to us, measured on a per share and/or share per capita basis, measured against our performance as a whole or against any affiliate, particular segment, business unit, or product, measured on a pre-tax or post-tax basis, and/or measured using an actual foreign exchange rate or on a foreign exchange neutral basis. Before the latest possible date that will not jeopardize the qualification of an award as performance-based compensation within the meaning of Section 162(m), the executive compensation committee determines whether any element will be included in or excluded from the calculation of any performance goal with respect to any participant. In all other respects, the performance goals will be calculated in accordance with our financial statements, generally accepted accounting principles, or under a methodology established by the executive compensation committee prior to or at the time of the issuance of an award and which is consistently applied with respect to a performance goal in the relevant performance period.

Actual Awards

After the performance period ends, the executive compensation committee certifies in writing the extent to which the pre-established performance goals applicable to each participant for the performance period actually were achieved or exceeded. A participant will be eligible to receive an actual award intended to qualify as performance-based compensation under Section 162(m) only if the performance goals for the performance period are achieved. The actual award that is payable to a participant is determined using his or her applicable formula or payout matrix to the level of performance certified by the executive compensation committee. Notwithstanding anything to the contrary, no actual award to any participant will exceed a maximum of $5,000,000 in any performance period, even if the formula otherwise indicates a larger award. In determining the amounts earned by a participant intended to qualify as performance-based compensation under Section 162(m), the executive compensation committee may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the executive compensation committee may deem relevant to the assessment of individual or corporate performance for the performance period.

Actual awards are payable in cash and/or in the form of an equity award as soon as administratively practicable following the executive compensation committee’s determination of the actual award. To the extent that the executive compensation committee determines that an actual award is payable in part or in full as an equity award instead of cash, the number of shares subject to such equity award will be determined subject to a conversion ratio, as determined in the sole discretion of the executive compensation committee. An actual award payable as an equity award may be subject to service-based vesting and will be issued pursuant to the 1995 Plan or any successor equity incentive plan that we might adopt. A participant must generally be employed with us on the date of payment to receive an actual award. Under certain circumstances, the executive compensation committee has discretion to pay out all or part of an award if a participant terminates employment or in the event of a change of control of the company.

Administration, Amendment and Termination

The executive compensation committee administers the Incentive Plan. The executive compensation committee must consist of not less than two (2) members of our board of directors. Members of the executive compensation committee must qualify as outside directors under Section 162(m). Subject to the terms of the Incentive Plan, the executive compensation committee has sole discretion to:

•	select the employees who will receive awards;

•	prescribe the terms and conditions of awards;

•	interpret the Incentive Plan and the awards;

•	adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Incentive Plan by employees who are foreign nationals or employed outside of the United States;

•	adopt rules for administration, interpretation, and application of the Incentive Plan; and

•	interpret, amend or revoke any such rules.

Our board of directors or the executive compensation committee may amend or terminate the Incentive Plan at any time and for any reason. The amendment, suspension or termination of the Incentive Plan will not, without the consent of the participants, alter or impair any rights or obligations under any awards granted under the Incentive Plan. No award may be granted during any period of suspension or after termination of the Incentive Plan.

The Incentive Plan continues, subject to the right to terminate set forth in the preceding paragraph, until the 2015 annual general meeting of shareholders.

Federal Income Tax Consequences

Under present federal income tax law, participants will recognize ordinary income equal to the amount of the award received in the year of receipt, or, in the case of an equity award with vesting requirements, at the date of exercise (in the case of nonstatutory stock options) or at the date of vesting (in the case of RSUs or restricted stock). That income will be subject to applicable income and employment tax withholding by us. If and to the extent that the Incentive Plan payments satisfy the requirements of Section 162(m) and otherwise satisfy the requirements for deductibility under federal income tax law, we will receive a deduction for the amount constituting ordinary income to the participant.

Awards to be Granted to Certain Individuals and Groups

Awards under the Incentive Plan are to be determined based on metrics that may be established from time to time and on actual performance. Therefore, future actual awards (if any) cannot now be determined. Currently, we do not have a formal bonus plan for named executive officers. For fiscal 2010, the annual incentive plan for named executive officers was discretionary. The executive compensation committee determined the target annual incentive opportunity for all named executive officers at the beginning of the fiscal year, evaluated our overall and their individual performance at the end of the fiscal year and made payout determinations relative to target opportunity based solely on its discretion. The following table sets forth certain information regarding bonuses paid for fiscal 2010 to (i) each of our named executive officers named in the Summary Compensation Table on page 32 of this proxy statement; (ii) our named executives officers, as a group; and (iii) all employees who are not named executive officers, as a group:

Name of Individual or Group	Dollar Value of Bonuses Paid in Prior Fiscal Year
Dr. Sehat Sutardja	$985,000	*
Clyde R. Hosein	$360,000	*
Dr. Pantas Sutardja	$160,000	*
All named executive officers, as a group	$1,505,000
All employees who are not named executive officers, as a group	$39,762,755

*	The aggregate value of the bonus was payable as follows: (A) 85% in cash, and (B) 15% in restricted equity (rounded down to the nearest share), in the form of a RSU award for common shares, for services performed during fiscal 2010, based on the closing price of our common shares on April 12, 2010 ($21.14). Dr. Sehat Sutardja was granted an award of 6,989 shares, Mr. Hosein was granted an award of 2,554 shares and Dr. Pantas Sutardja was granted an award of 1,135 shares. The shares underlying each RSU award shall vest on April 1, 2011.

PROPOSAL NO. 5:

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1995 STOCK OPTION PLAN

Our board of directors through the executive compensation committee has approved the proposed amendment of the 1995 Plan, subject to, and contingent upon, approval from our shareholders at the annual general meeting. The amendment will: (i) allow us to grant awards other than stock options and stock appreciation rights intended to qualify as “performance-based compensation” within the meaning of Section 162(m) pursuant to an appendix to the 1995 Plan that will amend the 1995 Plan as described below (the “2010 Appendix”); and (ii) amend the 1995 Plan to reduce: (x) the maximum number of shares automatically added to the 1995 Plan each fiscal year by 50% (the “reduced evergreen”). If the shareholders approve the amendment of the 1995 Plan, it will constitute an approval of the material terms of the 1995 Plan as such term is used for purposes of Section 162(m) and the 2010 Appendix and the reduced evergreen will be incorporated into the 1995 Plan. If the shareholders do not approve the amendment to the 1995 Plan, the current 1995 Plan will remain in effect.

The 2010 Appendix is designed to allow us to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the 1995 Plan. Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. Currently, only stock options and stock appreciation rights are eligible under the 1995 Plan to qualify as performance-based compensation under Section 162(m). To enable compensation in connection with stock awards, stock units, performance awards and stock-based awards denominated in cash awarded under the 1995 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 2010 Appendix limits the sizes of such awards as further described below. By approving the amendment to the 1995 Plan that includes the 2010 Appendix, the shareholders will be approving the material terms of the 1995 Plan, including, among other things, performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made to participants, and the other material terms of the awards described below.

We recognize that provisions which provide for an automatic annual increase in the number of shares available under a stock plan (an “evergreen”) have the potential for built-in dilution to shareholder value. Therefore to address potential shareholder concerns, we have reduced the shares automatically added by the evergreen by 50%. Currently, on the first business day of each fiscal year continuing until the earlier of January 31, 2013 or the termination of the 1995 Plan, the 1995 Plan’s share reserve automatically increases by the lesser of: (i) 40,000,000 shares, (ii) 5% of outstanding shares on such date, or (iii) a lesser amount determined by our board. For the current fiscal year, our board of directors waived the evergreen so that no new shares were added to the 1995 plan. Under the proposed reduced evergreen provision, on the first day of each fiscal year starting January 31, 2011 and continuing until the earlier of January 31, 2013 or the termination of the 1995 Plan, the share reserve of the 1995 Plan automatically increases by the lesser of: (a) 20,000,000 shares, (b) 2.5% of outstanding shares on such date, or (c) a lesser amount determined by our board.

We believe that long-term incentive compensation programs align the interests of management, employees and the shareholders to create long-term shareholder value. We believe that equity-compensation plans such as the 1995 Plan, as amended, increase our ability to achieve this objective.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR the approval of Proposal No. 5.

Unless authority to do so is withheld, the proxy holders named in each proxy will vote the shares represented thereby FOR Proposal No. 5. Assuming the presence of a quorum, the required vote is the affirmative vote of at least a majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome.

The following paragraphs provide a summary of the principal features of the 1995 Plan and its operation. The 2010 Appendix that we are asking shareholder to approve is set forth in its entirety as Annex C to this proxy statement. The following summary with respect to the 2010 Appendix is qualified in its entirety by reference to Annex C.

Shares Subject to the 1995 Plan

The purpose of the 1995 Plan is to attract and retain employees, consultants and non-employee directors of Marvell and its subsidiaries. The 1995 Plan provides for awards in the form of stock options, stock appreciation rights, stock awards, stock units, performance awards and other stock-based awards (“Awards”).

Subject to adjustment, a maximum of 383,440,718 common shares are authorized for issuance under the 1995 Plan. Currently, on the first business day of each fiscal year starting January 31, 2010 or after, and continuing until the earlier of January 31, 2013 or the termination of the 1995 Plan, automatically added to the share reserve is the lesser of: (i) 40,000,000 shares, (ii) 5.0% of the outstanding shares on such date or (iii) an amount determined by our board. Under the amendment to the 1995 Plan that shareholders are being asked to approve, the evergreen provision will be replaced with the following reduced evergreen provision: on the first day of each fiscal year starting January 31, 2011 and continuing until the earlier of January 31, 2013 or the termination of the 1995 Plan, share reserve of the 1995 Plan automatically increases by the lesser of: (a) 20,000,000 shares, (b) 2.5% of outstanding shares on such date, or (c) a lesser amount determined by our board.

If an Award under the 1995 Plan expires or becomes unexercisable for any reason, the shares subject to such Award which have not been issued will be available for future issuance under the 1995 Plan. Shares retained to satisfy tax withholding obligation do not reduce the number authorized for issuance.

Subject to any required action by shareholders, (i) the number of shares subject to an outstanding Award, (ii) the shares authorized for issuance under the 1995 Plan but as to which no Awards have then been granted and (iii) the price per share of Awards will be proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, reclassification and other similar changes in our capitalization.

As of January 30, 2010, we had stock options outstanding under the 1995 Plan to purchase a total of 70,966,674 common shares at exercise prices ranging from $1.25 to $34.71, or a weighted-average exercise price per share of $11.28, and 2,715,263 outstanding stock units. As of January 30, 2010, a total of 132,150,817 common shares were available for future grants under the 1995 Plan.

Participation

Employees, consultants and outside directors of Marvell and its subsidiaries are eligible to participate in the 1995 Plan, although incentive stock options may be granted only to employees of Marvell or its subsidiaries.

In any fiscal year, no employee may be granted more than 1,000,000 shares subject to Awards in the aggregate, adjusted proportionately for changes in our capitalization. If an Award is granted but cancelled in the same fiscal year, it will nonetheless count against the foregoing limit. The reduction of an option’s exercise price is treated as the cancellation of an option and the grant of a new option.

Administration

The 1995 Plan is administered by the executive compensation committee of our board of directors. To make grants to certain of our officers and key employees, the members of the executive compensation committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act. The executive compensation committee’s members qualify as “outside directors” under Section 162(m) (so that we can receive a U.S. federal tax deduction for certain compensation paid under the 1995 Plan).

The executive compensation committee has the administrative power to select individuals who receive Awards, determine the terms and conditions of Awards (subject to the provisions of the 1995 Plan), approve form agreements under the 1995 Plan, determine whether and under what circumstances to offer to buy out a stock option, to modify grants of Awards to satisfy applicable local law and to construe and interpret the 1995 Plan. The executive compensation committee’s determinations are final and binding on all persons.

Stock Options

Stock options may include nonstatutory stock options as well as incentive stock options intended to qualify for special tax treatment under the Code. The term of an incentive stock option cannot exceed 10 years. The exercise price of incentive stock options may not be less than 100% of the fair market value of the common shares as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock). The Code currently limits to $100,000 the aggregate value of the common shares based on the date of grant value for which an incentive stock options granted under 1995 Plan or any other option plan adopted by us may first becoming exercisable in any calendar year. Nonstatutory stock options may be granted under the 1995 Plan at an exercise price of not less than 100% of the fair market value of the common shares on the date of grant. On [*], 2010, the closing price for the common shares on the Nasdaq Global Select Market was $[*] per share.

Payment for shares upon exercise of an option will be made in any lawful consideration approved by executive compensation committee and may, without limitation, consist of (1) cash, (2) check, (3) other shares that have a fair market value on the date of payment equal to the aggregate exercise price of the shares as to which option is exercised; provided that there is no adverse accounting consequences on such an exercise, (4) delivery by a brokerage firm approved by the executive compensation committee of an exercise notice together with full payment and other documentation as the executive compensation committee requires, or (5) any combination of the foregoing.

Stock Appreciation Rights

Stock appreciation rights permit the participant to elect to receive any appreciation in the value of the underlying stock from us, either in shares of common shares or in cash or a combination of the two, with the executive compensation committee, as applicable, having the discretion to determine the form in which such payment will be made. The amount payable on exercise of a stock appreciation right is measured by the difference between the market value of the underlying common shares at exercise and the exercise price.

Stock Awards

Stock awards are restricted or unrestricted awards of common shares on such terms and conditions and for such consideration, including no consideration or such minimum consideration as may be required by law, as the executive compensation committee will determine.

Stock Units

A stock unit is an unfunded bookkeeping entry representing the equivalent of one share of common shares. A holder of stock units has no voting rights or other privileges as a shareholder but may be entitled to receive dividend equivalents equal to the amount of any dividends paid on the same number of shares of common shares. Dividend equivalents may be converted into additional stock units or settled in the form of cash, common shares or a combination of both.

Stock units, when vested, may be settled by distributing shares of common shares or by a cash payment corresponding to the fair market value of the appropriate number of common shares, or a combination of both.

Performance Awards

Performance awards are Awards payable on account of attainment of one or more performance goals established by the executive compensation committee. Performance awards may be paid by the delivery of common shares or cash, or any combination of common shares and cash, as determined in the sole discretion of the executive compensation committee.

Vesting Conditions

As noted above, the executive compensation committee determines the shares subject to Awards, as well as the vesting and other conditions. The vesting conditions may be based on the employee’s service, his or her individual performance, our performance or other criteria. Vesting may be accelerated in the event of the employee’s death, disability or retirement, in the event of a change in control with respect to us or upon other events.

Change in Control

The executive compensation committee may, in its discretion, determine at any time the effect a “change in control” (as defined in the 1995 Plan) may have on an Award, provided that a change in control will not have the effect of impairing the rights of a holder of any then-outstanding Award without his or her prior written consent. The executive compensation committee may determined that upon a change in control, an option: fully vests and is exercisable for a limited period or for the remainder of the term, will terminate upon on or following the change in control, will be cancelled in exchange for cash in the amount of the excess of the fair market value of the shares over the exercise price, will be treated in a combination of the above or will be assumed by the acquirer.

Transferability of Awards

Recipients of Awards under the 1995 Plan generally may not sell, donate, pledge or otherwise transfer their Awards, except as provided by the executive compensation committee or as set forth in an Award agreement.

Buyout

The executive compensation committee may at any time offer to buy out an option for a payment in cash or shares, based on such terms and conditions as the executive compensation committee may establish and communicate to the option holder at the time of the offer.

2010 Appendix for Section 162(m)

If the shareholders approve this amendment, the terms of the 2010 Appendix will control for any Award the executive compensation committee intends to qualify as performance-based compensation within the meaning of Section 162(m). All employees are eligible to receive Awards under the 2010 Appendix intended to qualify as performance-based compensation within the meaning of Section 162(m). Awards of stock awards, stock units, performance awards and stock-based Awards denominated in cash under the 1995 Plan may be made subject to the attainment of performance goals in order to qualify as performance-based compensation. The executive compensation committee will establish objective performance goals based upon one or more targeted levels of achievement relating to one or more of the following “business criteria” within the meaning of Section 162(m): attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth, and total shareholder return. The performance goals may differ from participant to participant, performance period to performance period and from award to award, may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. Any criteria used may be measured in absolute terms or in terms of growth, compared to other companies, measured against the market as a whole and/or according to applicable market indices, measured against the Company as a whole or a segment of the Company, and/or measured on a pre-tax or post-tax basis, if applicable. Before the latest possible date that will not jeopardize the qualification of an award as performance-based compensation within the meaning of Section 162(m), the executive compensation committee determines whether any significant element will be included in or excluded from the calculation of any performance goal with respect to any participant. In all other respects, the performance goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the executive compensation committee prior to or at the time of the issuance of an award and which is consistently applied with respect to a performance goal in the relevant performance period.

To the extent necessary to comply with the performance-based compensation provisions of Section 162(m), with respect to any Award granted subject to performance goals, within 90 days following the commencement of any performance period, but in no event after 25% of the performance period has elapsed (or such other time as may be required or permitted by Section 162(m)), the executive compensation committee will, in writing: (i) designate one or more participants to whom an award will be made, (ii) select the performance goals applicable to the performance period, (iii) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (iv) specify the relationship between performance goals and the amounts of such awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the executive compensation committee will certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amounts earned by a participant, the executive compensation committee may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the executive compensation committee may deem relevant to the assessment of individual or corporate performance for the performance period. A participant will be eligible to receive payment pursuant to an award for a performance period only if the performance goals for such period are achieved.

The 2010 Appendix will continue in effect until the 2015 annual general meeting of shareholders, subject to our board’s right to terminate the 1995 Plan by its own terms.

Individual Award Limitations

The 2010 Appendix contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year (i) pursuant to stock awards is 500,000 shares, (ii) pursuant to stock units is 500,000 shares, and (iii) pursuant to performance awards is 500,000 shares. With respect to stock-based awards denominated in cash, the maximum initial dollar value of such awards issuable to any individual in a fiscal year is $5,000,000. In addition, in connection with his or her initial service with the Company, an employee may be granted awards of up to an additional (a) 500,000 performance awards, (b) 500,000 stock units, (c) 500,000 performance awards and (d) $5,000,000 for stock-based awards denominated in cash.

The executive compensation committee will adjust the share limitations of (i)-(iii) and (a)-(c) in the above paragraph in the event of any adjustment to the Company’s capitalization.

Amendment and Termination

Our board may at any time amend, alter, suspend, discontinue or terminate the 1995 Plan, but no such action will impair the rights of any Award holder under any then-outstanding Award without his or her prior written consent.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 1995 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Stock Units

There are no immediate tax consequences of receiving an award of stock units. A participant who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Awards

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or non-restricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A provides certain new requirements for non-qualified deferred compensation arrangements. Awards granted under the 1995 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the 1995 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m).

New Plan Benefits

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that an employee, consultant or director may receive under the 1995 Plan is in the discretion of the executive compensation committee and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of common shares subject to options granted under the 1995 Plan during the last fiscal year, (ii) the average per share exercise price of such options, (iii) the aggregate number of shares issued pursuant to awards of stock units granted under the 1995 Plan during the last fiscal year, and (iv) the dollar value of such shares based on $17.43 per share on January 29, 2010 the last trading day of fiscal 2010.

Name of Individual or Group	Number of Options Granted	Average Per Share Exercise Price	Number of Shares of Stock Units	Dollar Value of Shares of Stock Units
Dr. Sehat Sutardja	—	—	—	—
Clyde R. Hosein	—	—	—	—
Dr. Pantas Sutardja	—	—	—	—
All named executive officers, as a group	—	—	—	—
All employees and consultants who are not named executive officers, as a group	1,721,340	$13.85	77,847	$1,356,873

PROPOSAL NO. 6:

RE-APPOINTMENT OF AUDITORS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND AUTHORIZATION OF THE AUDIT COMMITTEE TO FIX REMUNERATION

In accordance with Section 89 of the Companies Act, our shareholders have the authority to appoint our auditors and independent registered public accounting firm, and to authorize the audit committee, acting on behalf of our board of directors, to fix the remuneration of the auditors and independent registered public accounting firm. At the annual general meeting, shareholders will be asked to re-appoint PricewaterhouseCoopers as our auditors and independent registered public accounting firm, and authorize the audit committee to fix the remuneration of the auditors and independent registered public accounting firm for the fiscal year ending January 29, 2011.

Board Recommendation and Required Vote

Our board of directors unanimously recommends that you vote FOR Proposal No. 6.

Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the re-appointment of PricewaterhouseCoopers and the authorization of the audit committee to fix its remuneration. Assuming the presence of a quorum, the required vote is the affirmative vote of at least a simple majority of votes cast and entitled to vote at the annual general meeting. Abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the outcome. In the event that the shareholders do not re-appoint PricewaterhouseCoopers at the annual general meeting, Bermuda law requires that the existing auditors and independent registered public accounting firm remain in office until a successor is appointed in accordance with Bermuda law and the Existing Bye-Laws.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers have been our auditors and independent registered public accounting firm for the financial statements for each year since the year ended January 31, 1998. Representatives of PricewaterhouseCoopers are expected to be present at the annual general meeting, and they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from shareholders.

Fees Paid to PricewaterhouseCoopers LLP

In addition to retaining PricewaterhouseCoopers to audit the consolidated financial statements for fiscal 2010, we have retained PricewaterhouseCoopers to provide certain other professional services in fiscal 2010. The aggregate fees billed for all services by PricewaterhouseCoopers in fiscal 2010 and fiscal 2009 were as follows:

Audit Fees

The aggregate audit fees for each of the last two fiscal years for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements was $2,912,000 and $3,481,000 for fiscal 2010 and 2009, respectively.

Audit-Related Fees

The aggregate audit-related fees for each of the last two fiscal years for assurance and related services rendered by PricewaterhouseCoopers that were reasonably related to the performance of the audit or review of our financial statements was none and $61,000 for fiscal 2010 and 2009, respectively. The nature of the audit-related services included accounting advice related to acquisitions.

Tax Fees

The aggregate tax fees for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers that were related to tax advice, tax compliance and foreign tax matters was $202,000 and $18,000 for fiscal 2010 and 2009, respectively.

All Other Fees

The aggregate all other fees for each of the last two fiscal years for services and products rendered by PricewaterhouseCoopers other than those reported in the categories above was $9,000 and $65,000 for fiscal 2010 and for fiscal 2009, respectively. The nature of the other services included subscription and export control assistance.

Policy on Pre-Approval and Procedures

The engagement of PricewaterhouseCoopers for non-audit accounting and tax services performed for us is limited to those circumstances where these services are considered integral to the audit services that PricewaterhouseCoopers provides or in which there is another compelling rationale for using its services. Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the company engages PricewaterhouseCoopers after May 6, 2003 require pre-approval by the audit committee. All audit and permitted non-audit service fees were approved by the audit committee.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2011 ANNUAL GENERAL MEETING

Under Rule 14a-8 of the Exchange Act, for a shareholder proposal to be considered for inclusion in the proxy statement for the 2011 annual general meeting of shareholders, we must have received the written proposal by such shareholder at the mailing address of our business offices set forth below, no later than January 27, 2011. Such proposals must comply with the other provisions of Rule 14a-8 and additional applicable SEC rules regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

If you desire to bring a matter before an annual general meeting and the proposal is submitted outside the process of Rule 14a-8, you may use the procedures set forth in the Existing Bye-Laws to make a shareholder proposal, including director nominations, not intended to be included in our proxy statement under Rule 14a-8 so long as such proposal complies with the Existing Bye-Laws. In accordance with Sections 12(5)(b), 12(5)(c), 12(6) and 34 of the Existing Bye-Laws, shareholder nominations and proposals may be voted on at an annual general meeting of shareholders only if such nominations and proposals are made pursuant to written notice timely given to our Secretary and accompanied by certain information. To be timely, a shareholder’s written notice must be received by the company not less than 60 nor more than 180 days prior to the date set for the annual general meeting of shareholders (or if no such date is set, the date that is not less than 60 nor more than 180 days prior to the anniversary of the previous year’s annual general meeting of shareholders). To comply with the Existing Bye-Laws, a shareholder must provide appropriate notice to us no earlier than January 9, 2011 and no later than May 9, 2011. The notice must contain the name and business background of any person being nominated by such shareholder as a director and all material information on any proposal, statement or resolution to be put to the meeting and details of the shareholder submitting the proposal, statement or resolution, as well as other information that may be specified by our board of directors and the Existing Bye-Laws as then in effect. Our board of directors will review proposals from eligible shareholders which it receives by that date and will determine whether any such proposal has been received in accordance with the Existing Bye-Laws and whether any such proposal will be acted upon at the annual general meeting of shareholders. In the event the shareholders approve Proposal No. 2 and/or Proposal No. 3, this will have no effect on the procedure or timing to make shareholder proposals or nominations pursuant to this section.

All shareholder proposals or nominations pursuant to this section may be sent to Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA, 95054, Attention: Corporate Secretary.

In addition, Section 79 of the Companies Act provides that shareholders representing either (i) 5% of the total voting power of the shares eligible to vote at a general meeting of the company, or (ii) not less than 100 shareholders may propose any resolution which may properly be moved at the next annual general meeting of shareholders. Upon timely receipt of notice, the company shall, at the expense of such shareholder(s), give the other shareholders of the company entitled to receive notice of the next annual general meeting of shareholders notice of such proposed resolution. To be timely, the proposal requiring notice of a resolution must be deposited at our registered office at least six weeks before the next annual general meeting of shareholders. Shareholders satisfying the criteria of Section 79 may also require us to circulate a statement in respect of any matter to come before an annual general meeting of shareholders by notice deposited at our registered office not less than one week prior to the annual general meeting of shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, officers and directors of the company and persons who beneficially own more than 10% of our shares are required to file with the SEC and furnish to the company reports of ownership and change in ownership with respect to all equity securities of the company.

Based solely on our review of the copies of such reports received by us during or with respect to the fiscal year ended January 30, 2010, and representations from such reporting persons, we believe that our officers, directors and 10% shareholders complied with all Section 16(a) filing requirements applicable to such individuals with the exception that each of Mr. Chang, Dr. Gromer, Dr. Kassakian and Mr. Krueger was late filing a Form 4 with respect to one transaction.

OTHER MATTERS

At the time of preparation of this proxy statement, we are not aware of any other matters to be brought before the annual general meeting. No eligible shareholder had submitted notice of any proposal before the printing and mailing of this proxy statement. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

ANNUAL REPORT ON FORM 10-K

YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 30, 2010, BY SENDING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS: MARVELL SEMICONDUCTOR, INC., 5488 MARVELL LANE, SANTA CLARA, CALIFORNIA 95054, ATTN: CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.MARVELL.COM.

BY ORDER OF THE BOARD OF DIRECTORS,

DR. SEHAT SUTARDJA

Chairman of the Board of Directors, President and Chief Executive Officer

Santa Clara, California

[*], 2010

Annex A

~~SECOND~~THIRD

AMENDED & RESTATED

B Y E - L A W S

of

MARVELL TECHNOLOGY GROUP LTD.

A-i

A-ii

INTERPRETATION

1. Interpretation

(1) In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:-

(a)	“Act” means the Companies Act 1981 as amended from time to time;

(b)	“Alternate Director” means an alternate Director appointed in accordance with these Bye-laws;

(c)	“Auditor” includes any individual or partnership;

(d)	“Board” means the Board of Directors appointed or elected pursuant to these Bye-laws and acting by resolution in accordance with the Act and these Bye-laws or the Directors present at a meeting of Directors at which there is a quorum;

(e)	“Business Combination” means any scheme of arrangement, reconstruction, amalgamation, takeover or similar business combination involving the Company or any subsidiary of the Company and any other person; provided that any such transaction with any direct or indirect subsidiary of the Company formed by the Company with the approval of its board of directors for the purpose of engaging in any scheme of arrangement, reconstruction, amalgamation, takeover or similar business combination shall not be a Business Combination for the purposes of these Bye-laws;

(f)	“Cause” means:

(i)	conviction on indictment of an indictable offence involving the management of the Company; or

(ii)	persistent breaches of the Act;

(g)	“Clear Days” means, in relation to the period of a notice, that period excluding the day on which the notice is given or served, or deemed to be given or served, and the day for which it is given or on which it is to take effect;

(h)	“Company” means Marvell Technology Group Limited;

(i)	“Director” means a director of the Company and shall include an Alternate Director;

(j)	“Member” means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

(k)	“notice” means written notice as further defined in these Bye-laws unless otherwise specifically stated;

(l)	“Officer” means any person appointed by the Board to hold an office in the Company;

(m)	“Register” means the Register of Members of the Company and includes any branch register;

(n)	“Registered Office” means the registered office for the time being of the Company;

(o)	“Register of Directors and Officers” means the Register of Directors and Officers referred to in these Bye-laws;

(p)	“Register of Members” means the Register of Members referred to in these Bye-laws;

(q)	“Secretary” means the person appointed to perform any or all the duties of secretary of the Company and includes any deputy or assistant secretary;

(r)	“Special Resolution” means a resolution passed by a majority of not less than 66-2/3% of votes cast by such Members as, being entitled so to do, vote in person or by proxy or by duly authorised corporate representative at a general meeting of which not less than twenty-one (21) clear days’ notice (save where a longer period is required by these Bye-Laws), specifying the intention to propose the resolution as a Special Resolution, has been duly given;

(2) In these Bye-laws, where not inconsistent with the context:-

(a)	words denoting the plural number include the singular number and vice versa;

(b)	words denoting the masculine gender include the feminine gender;

(c)	words importing persons include companies, associations or bodies of persons whether corporate or not;

(d)	the word:-

(i)	“may” shall be construed as permissive;

(ii)	“shall” shall be construed as imperative; and

(e)	unless otherwise provided herein words or expressions defined in the Act shall bear the same meaning in these Bye-laws.

(3) Expressions referring to writing or written shall, unless the contrary intention appears, include facsimile, printing, lithography, photography and other modes of representing words in a visible form.

(4) Headings used in these Bye-laws are for convenience only and are not to be used or relied upon in the construction hereof.

BOARD OF DIRECTORS

2. Board of Directors

The business of the Company shall be managed and conducted by the Board.

3. Management of the Company

(1) In managing the business of the Company, the Board may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in general meeting subject, nevertheless, to the provisions of any statute and to such regulations as may be prescribed by the Company in general meeting.

(2) No regulation or alteration to these Bye-laws made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

4. Power to appoint managing director or chief executive officer

The Board may from time to time appoint one or more Directors to the office of managing director or chief executive officer of the Company who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company.

5. Power to appoint manager

The Board may appoint a person to act as manager of the Company’s day to day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business.

6. Power to authorise specific actions

The Board may from time to time and at any time authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

7. Power to appoint attorney

The Board may from time to time and at any time by power of attorney appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney may, if so authorised under the seal of the Company, execute any deed or instrument under such attorney’s personal seal with the same effect as the affixation of the seal of the Company.

8. Power to delegate to a committee

The Board may delegate any of its powers to a committee appointed by the Board which may consist partly or entirely of non-Directors and every such committee shall conform to such directions as the Board may impose on them. The meeting and proceedings of any such committee shall be governed by the provisions of these Bye-Laws regulating the meetings and proceedings of the Board, so far as the same are applicable and are not superseded by directions imposed by the Board.

9. Power to appoint and dismiss employees

The Board may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

10. Power to borrow and charge property

The Board may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

11. Exercise of power to purchase shares of or discontinue the Company

(1) The Board may exercise all the powers of the Company to purchase all or any part of its own shares pursuant to Section 42A of the Act.

(2) The Board may exercise all the powers of the Company to discontinue the Company to a named country or jurisdiction outside Bermuda pursuant to Section 132G of the Act.

12. Election of Directors

(1) The Board shall consist of not less than two Directors or such number in excess thereof as the Board may from time to time determine.

~~(2) The Board shall consist of three classes of Directors which shall be known as Class 1, Class 2 and Class 3. Class 1 shall retire at the first annual general meeting after June 17, 2000; Class 2 shall retire at the second annual general meeting after June 17, 2000 and Class 3 shall retire at the third annual general meeting after June 17, 2000. This sequence shall be repeated thereafter. Each director in a Class shall, upon proper nomination in accordance with the provisions of Bye-Law 12(5), be eligible for re-election at the annual general meeting of the Company at which such Class retires to hold office for three years or until successors are elected or appointed.~~

~~(3) Any additional Directors elected so as to increase the total number of Directors then in office shall be elected to such Class as will ensure that the number of Directors in each Class remains equal and if that is not possible to the Class which is retiring at the annual general meeting at which such Director is elected or, if any such Director is elected otherwise than at an annual general meeting to the Class which was elected at the most recent prior annual general meeting.~~

~~(4) If at the meeting at which a Director retires by rotation, the Company does not fill the vacancy so created, the retiring Director shall, if willing to act, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost.~~

(2) Subject to the Act and these Bye-laws, starting with the election of Directors at the annual general meeting of Members for the 2011 calendar year Directors shall be elected by the Members on an annual basis at the annual general meeting provided that any Directors who are serving on classified terms (elected at or prior to the 2010 annual general meeting), shall continue such term until maturity and shall thereafter be able to stand for re-election on an annual basis.

(3~~5~~) No person other than a Director retiring by rotation shall be appointed or reappointed a Director at any general meeting unless:

(a)	he or she is recommended by the Board; or

(b)	in the case of an annual general meeting, not less than 60 nor more than 180 clear days before the date appointed for the meeting (or if such date is not at the time of such nomination known, the anniversary of the previous year’s annual meeting), a notice containing the information set forth below in Bye-Law 12(4~~6~~) and executed by a Member qualified to vote at the meeting has been given to the Company of the intention of that Member to propose that person for appointment or reappointment as a Director; or

(c)	in the case of a special general meeting, not less than 10 days after the Company first publicly announces its intention to hold a special general meeting for the purpose of electing directors, a notice containing the information set forth below in Bye-Law 12(4~~6~~) and executed by a Member qualified to vote at the meeting has been given to the Company of the intention of that Member to propose that person for appointment or reappointment as a Director; or

(d)	the appointment or reappointment is approved by a Special Resolution of the Members.

(4~~6~~) A notice of nomination from a Member shall:

(a)	specify the meeting at which the person nominated is proposed for election as a Director;

(b)	contain all such information relating to the nominee as is required in solicitations of proxies for the election of Directors or as may be otherwise required pursuant to Section 14 of, and Schedule 14A under, the United States Securities Exchange Act of 1934, as amended;

(c)	state the names and addresses, as they appear in the Register, of the Member(s) giving the notice and the class and number of shares which are held by such Member(s) at the date of the notice and be signed by such Member(s); and

(d)	be accompanied by the written consent of the nominee to his being named in a proxy statement as a nominee and to serving as a Director, if elected.

(5~~7~~) The Board may appoint one or more persons willing to act to be a Director, either to fill a vacancy or vacancies or, as an additional Director or Directors. A Director so appointed shall hold office only until the next following annual general meeting, and shall ~~not be taken into account in determining the Directors who are to retire by rotation at the meeting, and shall~~ then be eligible for re-election.

13. Defects in appointment of Directors

All acts done bona fide by any meeting of the Board or by a committee of the Board or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

14. Alternate Directors

(1) Any general meeting of the Company may elect a person or persons to act as a Director in the alternative to any one or more of the Directors of the Company or may authorise the Board to appoint such Alternate Directors. Unless the Members otherwise resolve, any Director may appoint a person or persons to act as a Director in the alternative to himself or herself by notice in writing deposited with the Secretary. Any person so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present.

(2) An Alternate Director shall be entitled to receive notice of all meetings of the Board and to attend and vote at any such meeting at which a Director for whom such Alternate Director was appointed in the alternative is not personally present and generally to perform at such meeting all the functions of such Director for whom such Alternate Director was appointed.

(3) An Alternate Director shall cease to be such if the Director for whom such Alternate Director was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with these Bye-laws.

15. Removal of Directors

(1) The Members may, at any special general meeting convened and held in accordance with these Bye-laws only, remove a Director for Cause PROVIDED THAT

(a)	the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than 14 days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for such Director’s removal;

(b)	the resolution is passed as a Special Resolution; and

(c)	no more than one third of the Directors for the time being in office shall be removed at any general meeting.

(2) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (1) of this Bye-law may be filled by the Members at the meeting at which such Director is removed and, in the absence of such election or appointment, the Board may fill the vacancy.

16. Vacancies on the Board

(1) The Board shall have the power from time to time and at any time to appoint any person as a Director to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director and to appoint an Alternate Director to any Director so appointed.

(2) The Board may act notwithstanding any vacancy in its number but, if and so long as its number is reduced below the number fixed by these Bye-laws as the quorum necessary for the transaction of business at meetings of the Board, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

(3) The office of Director shall be vacated if the Director:-

(a)	is removed from office pursuant to these Bye-laws or is prohibited from being a Director by law;

(b)	is or becomes bankrupt or makes any arrangement or composition with his creditors generally;

(c)	is or becomes of unsound mind or dies; or

(d)	resigns his or her office by notice in writing to the Company.

17. Notice of meetings of the Board

(1) A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board.

(2) Notice of a meeting of the Board shall be deemed to be duly given to a Director if it is given to such Director verbally in person or by telephone or otherwise communicated or sent to such Director by post, overnight courier, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible and non-transitory form at such Director’s last known address or any other address given by such Director to the Company for this purpose.

18. Quorum at meetings of the Board

The quorum necessary for the transaction of business at a meeting of the Board may be fixed by the Directors and, unless so fixed, shall be a majority of the Directors.

19. Meetings of the Board

(1) The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit.

(2) Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

(3) A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail. Notwithstanding the foregoing, a resolution to approve any of the following shall require the affirmative vote of an absolute majority of the directors holding office at the date of the resolution:

(a)	the issue of shares in the capital of the Company or any obligations, charges or debts convertible into shares or involving rights to vote under any circumstances;

(b)	recommending the winding up, dissolution or termination of the corporate existence of the Company; and

(c)	borrowing of any amount by the Company which exceeds in the aggregate $25,000,000 or the mortgage, pledge or grant of a security interest in any property of the Company which exceeds in the aggregate $25,000,000.

20. Unanimous written resolutions

A resolution in writing signed by all the Directors which may be in counterparts, shall be as valid as if it had been effected at a meeting of the Board duly called and constituted. For the purposes of this Bye-law only, “Director” shall not include an Alternate Director except that an Alternate Director may sign such a resolution on behalf of a principal Director.

21. Contracts and disclosure of Directors’ interests

(1) Any Director, or any Director’s firm, partner or any company with whom any Director is associated, may act in a professional capacity for the Company and such Director or such Director’s firm, partner or such company shall be entitled to remuneration for professional services as if such Director were not a Director, provided that nothing herein contained shall authorise a Director or Director’s firm, partner or such company to act as Auditor of the Company.

(2) A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by the Act.

(3) Following a declaration being made pursuant to this Bye-law, and unless disqualified by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum at such meeting.

22. Remuneration of Directors

(1) Each Director shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Each Director shall be paid all expenses properly and reasonably incurred by him or her in the conduct of the Company’s business or in the discharge of his duties as a Director, including (but without limitation) his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings.

(2) Any Director who serves on any committee of the Board or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration or other amounts payable to a Director pursuant to any other Bye-Law.

(3) The Board may from time to time determine that, subject to the requirements of the Act, all or part of any fees or other remuneration payable to any Director or other Officer of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

OFFICERS

23. Officers of the Company

The Officers of the Company shall consist of a President and a Vice President or a Chairman and a deputy Chairman, a Secretary and such additional Officers as the Board may from time to time determine all of whom shall be deemed to be Officers for the purposes of these Bye-laws.

24. Appointment of Officers

(1) The Board shall, as soon as practicable after each annual general meeting appoint a President and Vice President or a Chairman and Deputy Chairman who shall be Directors.

(2) The Secretary and additional Officers, if any, shall be appointed by the Board from time to time.

25. Remuneration of Officers

The Officers shall receive such remuneration as the Board may from time to time determine.

26. Duties of Officers

The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

27. Chairman of meetings

Unless otherwise agreed by a majority of those attending and entitled to attend and vote thereat, the Chairman, if there be one, and if not the President shall act as chairman at all meetings of the Members and of the Board at which such person is present. In their absence the Deputy Chairman or Vice President, if present, shall act as chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the meeting and entitled to vote. If more than one person holds any of the offices enumerated herein, the Board shall determine which of the persons shall act as Chairman at meetings.

28. Register of Directors and Officers

The Board shall cause to be kept in one or more books a Register of Officers and Directors and shall enter therein the particulars required by the Act.

MINUTES

29. Obligations of Board to keep minutes

The Board shall cause minutes to be duly entered in books provided for the purpose:-

(a)	of all elections and appointments of Officers;

(b)	of the names of the Directors present at each meeting of the Board and of any committee appointed by the Board; and

(c)	of all resolutions and proceedings of general meetings of the Members, meetings of the Board, meetings of managers and meetings of committees appointed by the Board.

INDEMNITY

30. Indemnification of Directors and Officers of the Company

The Directors, Secretary and other Officers (such term to include any person appointed to any committee by the Board) for the time being of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and every one of them, and their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.

31. Waiver of claim by Member

Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such

Director or Officer, or the failure of such Director or Officer to take any action in the performance of his duties with or for the Company, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer or to any matter arising under United States federal securities laws.

MEETINGS

32. Notice of annual general meeting

The annual general meeting of the Company shall be held in each year at such time and place as the President or the Chairman or any two Directors or any Director and the Secretary or the Board shall appoint. At least five days notice of such meeting shall be given to each Member stating the date, place and time at which the meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other business to be conducted at the meeting.

33. Notice of special general meeting

The President or the Chairman or any two Directors or any Director and the Secretary or the Board may convene a special general meeting of the Company whenever in their judgment such a meeting is necessary, upon not less than five days’ notice which shall state the date, time, place and the general nature of the business to be considered at the meeting.

34. Advance notice

Not less than sixty (60) nor more than one hundred eighty (180) days advance notice in writing shall at all times be required for the nomination, other than by or at the direction of the Board, of candidates for election as directors, as well as any other proposals, statements or resolutions to be put forward by Members for consideration at an annual general meeting or special general meeting. In the case of an annual general meeting such notice must be received by the Company not less than sixty (60) nor more than one hundred eighty (180) Clear Days prior to the anniversary of the prior year’s annual general meeting (or if such date is not at the time of such nomination or proposal known, the anniversary of the prior year’s annual general meeting). The notice must contain the information specified in Bye-Law 12(4) with respect to the person to be nominated as director and all material information on the proposal, statement or resolution to be put to the meeting, together with details of the Member submitting the proposal, statement or resolution and such other information as may from time to time be specified by the Board. The foregoing rights in relation to proposals, statements or resolutions are in addition to any rights conferred by the Act.

35. Accidental omission of notice of general meeting

The accidental omission to give notice of a general meeting to, or the non-receipt of notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

36. Meeting called on requisition of Members

Notwithstanding anything herein, the Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the Company, forthwith proceed to convene a special general meeting of the Company and the provisions of section 74 of the Act shall apply.

37. Short notice

A general meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than 95% in nominal value of the shares giving a right to attend and vote thereat in the case of a special general meeting.

38. Postponement of meetings

The Secretary may postpone any general meeting called in accordance with the provisions of these Bye-laws (other than a meeting requisitioned under these Bye-laws) provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

39. Quorum for general meeting

At any general meeting of the Company two persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, PROVIDED that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the transaction of business at any general meeting of the Company held during such time. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Board may determine.

40. Adjournment of meetings

(1) The chairman of a general meeting may, with the consent of the Members at any general meeting at which a quorum is present (and shall if so directed), adjourn the meeting. In addition the chairman may adjourn the meeting to another time and place without such consent or direction if it appears to him or her that:

(a)	it is likely to be impracticable to hold or continue that meeting because of the number of Members wishing to attend who are not present; or

(b)	the unruly conduct of persons attending the meeting prevents, or is likely to prevent, the orderly continuation of the business of the meeting; or

(c)	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted.

(2) Unless the meeting is adjourned to a specific date and time, fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

41. Attendance at meetings

(1) A meeting of the Members or any class thereof may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting. In addition, the Board may resolve to enable persons entitled to attend a general meeting of the Company or of any class of Members to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The Members present at any such satellite meeting place in person or by proxy and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that Members attending at all the meeting places are able to:

(a)	communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and

(b)	have access to all documents which are required by the Act and these Bye-Laws to be made available at the meeting.

The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place.

If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.

(2) The Board and the chairman of any general meeting may make any arrangement and impose any requirement or restriction it, he or she considers appropriate to ensure the security of a general meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and the chairman of any general meeting shall be entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

42. Written resolutions

(1) Subject to subparagraph (6) of this Bye-Law, anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members of the Company, may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

(2) A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

(3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

(4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Bye-law to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

(5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of sections 81 and 82 of the Act.

(6) This Bye-law shall not apply to:

(a)	a resolution passed pursuant to section 89(5) of the Act; or

(b)	a resolution passed for the purpose of removing a Director before the expiration of his term of office under Bye-law 15.

43. Attendance of Directors

The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any general meeting.

44. Voting at meetings

(1) Subject to the provisions of the Act and these Bye-laws, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Bye-laws and in the case of an equality of votes the resolution shall fail.

(2) No Member shall be entitled to vote at any general meeting unless such Member has paid all the calls on all shares held by such Member.

(3) Starting with the annual general meeting for the 2011 calendar year, where the election of Directors is the subject of a resolution submitted to the vote of the Members, any abstention shall be deemed to be a vote cast with respect to the resolution. An “abstention” for the purposes of this section (3) shall be deemed to occur with respect to the election of Directors only if a Member is given the affirmative opportunity to, and does, cast a vote as an abstention with respect to the election of Directors in any proxy granted by the Member with respect to the election of Directors, in any event in accordance with instructions contained in the proxy statement or accompanying proxy card circulated for the meeting of Members at which the election of Directors is to be held, or in a ballot to be submitted by such Member in person at such meeting. A “broker non-vote” (or similar expression for shares deemed present at a meeting that are ineligible to vote on a matter) shall not in any event be deemed to be a vote cast for these purposes.

45. Voting on show of hands

At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for the time being lawfully attached to any class of shares and subject to the provisions of these Bye-laws, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his or her hand.

46. Decision of chairman

(1) At any general meeting if an amendment is proposed to any resolution under consideration and the chairman of the meeting rules on whether the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

(2) At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Bye-laws, be conclusive evidence of that fact.

47. Demand for a poll

(1) Notwithstanding the provisions of the immediately preceding two Bye-laws, at any general meeting of the Company, in respect of any question proposed for the consideration of the Members (whether before or on the declaration of the result of a show of hands as provided for in these Bye-laws), a poll may be demanded by any of the following persons:

(a)	the chairman of such meeting; or

(b)	at least three Members present in person or represented by proxy; or

(c)	any Member or Members present in person or represented by proxy and holding between them not less than one-tenth of the total voting rights of all the Members having the right to vote at such meeting; or

(d)	any Member or Members present in person or represented by proxy holding shares in the Company conferring the right to vote at such meeting, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all such shares conferring such right.

(2) Where, in accordance with the provisions of subparagraph (1) of this Bye-law, a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted in the manner set out in sub-paragraph (4) of this Bye-Law or in the case of a general meeting at which one or more Members are present by telephone in such manner as the chairman of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands.

(3) A poll demanded in accordance with the provisions of subparagraph (1) of this Bye-law, for the purpose of electing a chairman or on a question of adjournment, shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place as the chairman may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

(4) Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his or her vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialed or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

48. Seniority of joint holders voting

In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

49. Proxies and Corporate Representatives

(1)	The instrument appointing a proxy shall be in writing under the hand of the appointor or the appointor’s attorney authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same.

(2)	Any Member may appoint a standing proxy or (if a corporation) a standing corporate representative by delivery to the Registered Office (or such other place as the Board may from time to time specify for such purposes) of evidence of such appointment. The appointment of such a standing proxy or representative shall be valid for all general meetings and adjournments thereof or, resolutions in writing, as the case may be, until notice of revocation is received at the Registered Office. Where an appointment of a standing proxy or corporate representative has been made, its operation shall be deemed to have been suspended at any general meeting or adjournment thereof at which the Member is present or in respect of which the Member has specially appointed a proxy or corporate representative. The Board may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any such appointment of the standing proxy or corporate representative and the operation of any such appointment shall be deemed to be suspended until such time as the Board determines that it has received the requested evidence or other evidence satisfactory to it.

(3)

The instrument appointing a proxy or corporate representative, together with such other evidence as to its due execution as the Board may from time to time require, shall be delivered at the Registered Office (or at such place as may be specified in the notice convening the meeting or in any notice of any adjournment or, in either case or the case of a written Resolution, in any document sent therewith) prior to the holding of the relevant meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, before the time appointed for the taking of the poll, or, in the case of a written Resolution, prior to the effective date of the written Resolution, and in default the instrument of proxy shall not be treated as valid. Delivery of the proxy or instrument appointing a corporate representative may be effected by facsimile communication to any facsimile number specified in the notice convening the general meeting.

(4)	A proxy may be appointed by an instrument in any common form or in such other form as the Board may approve, and the Board may, if it thinks fit, send out with the notice of any meeting or any written Resolution forms of instruments of proxy for use at that meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a written Resolution or amendment of a Resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

(5)	A vote given by proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed; provided, however, that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Registered Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other documents sent therewith) one hour at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, or the day before the effective date of any written Resolution at which the instrument of proxy is used.

(6)	Subject to the Act, the Board may at its discretion waive any of the provisions of these Bye-Laws related to proxies or authorisations and, in particular, may accept such verbal or other assurances as it thinks fit as to the right of any person to attend and vote on behalf of any Member at general meetings or to sign written resolutions.

SHARE CAPITAL AND SHARES

50. Rights of shares

Subject to any resolution of the Members to the contrary, the share capital of the Company is divided into two classes of shares to be designated respectively Common Stock (the “Common”) and Preferred Stock (the “Preferred”). The Preferred may be issued from time to time in one or more series. The Board is authorized to fix the number of shares of any series of the Preferred and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of the Preferred and, within the limits and restrictions stated in any resolution or resolutions of the Board originally fixing the number of shares constituting any series of the Preferred, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. The particular rights and restrictions attached to any series of Preferred shall be recorded in a resolution of the Board. The Board may at any time before the allotment of any shares of Preferred by further resolution in any way amend such rights and restrictions or vary or revoke its designation. A copy of any such resolution or amending resolution for the time being in force shall be annexed as an appendix to (but shall not form part of) these Bye-Laws.

51. Power to issue shares

(1) Subject to these Bye-laws and to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have power to issue any unissued shares of the Company on such terms and conditions as it may determine.

(2) The Board shall, in connection with the issue of any share, have the power to pay such commission and brokerage as may be permitted by law.

(3) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of a purchase or subscription made or to be made by any person of or for any shares in the Company, but nothing in this Bye-Law shall prohibit transactions mentioned in Sections 39A, 39B and 39C of the Act.

(4) The Board may from time to time do any one or more of the following things:

(a)	make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares;

(b)	accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him or her, although no part of that amount has been called up;

(c)	pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others; and

(d)	issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding up.

52. Variation of rights, alteration of share capital and purchase of shares of the Company

(1) Subject to the provisions of Sections 42 and 43 of the Act any preference shares may be issued as shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Board may determine.

(2) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class in accordance with Section 47 (7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

(3) The Company may from time to time by resolution of the Members change the currency denomination of, increase, alter or reduce its share capital in accordance with the provisions of Sections 45 and 46 of the Act. Where, on any alteration of share capital, fractions of shares or some other difficulty would arise, the Board may deal with or resolve the same in such manner as it thinks fit including, without limiting the generality of the foregoing, the issue to Members, as appropriate, of fractions of shares and/or arranging for the sale or transfer of the fractions of shares of Members.

(4) Subject to the Companies Acts, the Company may purchase its own shares and the Board may authorise any exercise of the Company’s power to purchase its own shares, whether in the market, by tender or by private treaty, at such prices and otherwise on such terms and conditions as the Board may from time to time determine. The whole or any part of the amount payable on any such purchase may be paid or satisfied otherwise than in cash, to the extent permitted by the Companies Acts.

53. Registered holder of shares

(1) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable or other claim to, or interest in, such share on the part of any other person.

(2) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the Member at such Member’s address in the Register of Members or, in the case of joint holders, to such address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

54. RESERVED

55. Share certificates

(1) Shares shall be issued in registered form. Unless otherwise provided by the rights attaching to or by the terms of issue of any particular Shares, each Member shall, upon becoming the holder of any Share, be entitled to a Share certificate for all the Shares of each class held by such Member (and, on transferring a part of such Member’s holding, to a certificate for the balance), but the Board may decide not to issue certificates for any Shares held by, or by the nominee of, any securities exchange or depository or any operator of any clearance or settlement system except at the request of any such person. In the case of a Share held jointly by several persons, delivery of a certificate in their joint names to one of several joint holders shall be sufficient delivery to all.

(2) If a Share certificate is defaced, lost or destroyed, it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of the costs and out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of defacement, on delivery of the old certificate to the Company.

(3) The Board may by resolution determine, either generally or in any particular case, that any signatures on any such certificates need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any persons.

(4) Nothing in these Bye-Laws shall preclude title to a Share being evidenced or transferred otherwise than in writing to the extent permitted by the Act and as may be determined by the Board from time to time.

56. Calls on shares

(1) The Board may from time to time make such calls as it thinks fit upon the Members in respect of any monies unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

(2) The Board may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

57. Forfeiture of shares

(1) If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice in the form, or as near thereto as circumstances admit, of Form “A” in the Schedule hereto.

(2) If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine.

(3) A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

(4) The Board may accept the surrender of any share which it is in a position to forfeit on such terms and conditions as may be agreed. Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

REGISTER OF MEMBERS

58. Contents of Register of Members

(1) The Board shall cause to be kept in one or more books a Register of Members and shall enter therein the particulars required by the Act.

(2) The Company may also keep one or more branch registers at such place or places outside Bermuda to the extent and in the manner permitted by the Companies Acts and the Board may make such regulations as it thinks fit regarding the keeping of any branch register and may revoke or vary any such regulations. The Board may authorise any share on the Register to be included in a branch register or any share registered on a branch register to be registered on another branch register, provided that at all times the Register is maintained in accordance with the Companies Acts.

59. Inspection of Register of Members

The Register of Members shall be open to inspection at the registered office of the Company on every business day, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole thirty days in each year.

60. Determination of record dates

Notwithstanding any other provision of these Bye-laws, the Board may fix any date as the record date for:

(a)	determining the Members entitled to receive any dividend, distribution, allotment or issue; and

(b)	determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

TRANSFER OF SHARES

61. Instrument of Transfer

(1) An instrument of transfer shall be in such common form as the Board may accept. Such instrument of transfer shall be signed by or on behalf of the transferor and transferee provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

(2) The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

62. Restriction on Transfer

(1) Subject to the Act and to such of the restrictions contained in these Bye-Laws as may be applicable, any Member may transfer all or any of such Member’s shares by an instrument of transfer in the usual common form or in any other form that the Board may approve.

(2) The instrument of transfer of a share shall be signed by or on behalf of the transferor and, when any share is not fully paid, the transferee, and the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. All instruments of transfer when registered may be retained by the Company. The Board may, in its absolute discretion and without assigning any reason therefor, decline to register any transfer of any Share that is not a fully paid Share or that is in violation of these Bye-Laws or of any agreement of which the Company has notice. The Board may also decline to register any transfer unless:

(a)	the instrument of transfer is duly stamped, if required, and lodged with the Company at the registered office or any other place as the Board may from time to time specify, accompanied by the certificate (if any) for the Shares to which it relates, and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)	the instrument of transfer is in respect of only one class of Share;

(c)	where applicable, the permission of the Bermuda Monetary Authority with respect thereto has been obtained; and

(d)	where applicable, the Board is satisfied that the transfer complies with the United States federal securities laws.

(3) If the Board declines to register a transfer it shall, within three months after the date on which the instrument of transfer was lodged, send to the transferee notice of such refusal.

(4) No fee shall be charged by the Company for registering any transfer, or otherwise making an entry in the Register concerning any other document relating to or affecting the title to any Share.

(5) Subject to any directions of the Board from time to time in force, the Secretary may exercise the powers and discretions of the Board under Bye-Laws 62(1), 62(2) and 62(3).

63. Transfers by joint holders

The joint holders of any share or shares may transfer such share or shares to one or more of such joint holders, and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

TRANSMISSION OF SHARES

64. Representative of deceased Member

In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member’s interest in the shares. Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased Member with other persons. Subject to the provisions of Section 52 of the Act, for the purpose of this Bye-law, legal personal representative means the executor or administrator of a deceased Member or such other person as the Board may in its absolute discretion decide as being properly authorised to deal with the shares of a deceased Member.

65. Registration on death or bankruptcy

Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in the form, or as near thereto as circumstances admit, of Form “B” in the Schedule hereto. On the presentation thereof to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a Member but the Board shall, in either case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member’s death or bankruptcy, as the case may be.

DIVIDENDS AND OTHER DISTRIBUTIONS

66. Declaration of dividends by the Board

The Board may, subject to these Bye-laws and in accordance with Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the Company unless the terms of the issue of shares otherwise provide.

67. Other distributions

The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution or other moneis payable in respect of shares shall bear interest as against the Company unless the terms of the issue of shares otherwise provide.

68. Reserve fund

The Board may from time to time before declaring a dividend set aside, out of the surplus or profits of the Company, such sum as it thinks proper as a reserve fund to be used to meet contingencies or for equalising dividends or for any other special purpose.

69. Payment of Dividends and deduction of Amounts due to the Company

(1) Any dividend or other monies payable in respect of a share may be paid by cheque or warrant sent through the post to the registered address of the Members (in the case of joint Members, the senior joint holder, seniority being determined by the order in which the names stand in the Register of Members) or person entitled thereto, or by direct bank transfer to such bank account as such Member or person entitled thereto may direct. Every such cheque shall be made payable to the order of the person to whom it is sent or to such persons as the Member may direct, and payment of the cheque or warrant shall be a good discharge to the Company. Every such cheque or warrant shall be sent at the risk of the person entitled to the money represented thereby.

(2) Any dividend or other monies payable in respect of a share which has remained unclaimed for 12 years from the date when it became due for payment shall, if the Board so resolves, be forfeited and cease to remain owing by the Company. The payment of any unclaimed dividend or other monies payable in respect of a share may (but need not) be paid by the Company into an account separate from the Company’s own account. Such payment shall not constitute the Company a trustee in respect thereof.

(3) The Company shall be entitled to cease sending dividend warrants and cheques by post or otherwise to a Member if those instruments have been returned undelivered to, or left uncashed by, that Member on at least two consecutive occasions, or, following one such occasion, reasonable enquiries have failed to establish the

Member’s new address. The entitlement conferred on the Company by this Bye-law 69(3) in respect of any Member shall cease if the Member claims a dividend or cashes a dividend warrant or cheque.

(4) The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

CAPITALISATION

70. Issue of bonus shares

(1) The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro rata to the Members.

(2) The Company may capitalise any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

ACCOUNTS AND FINANCIAL STATEMENTS

71. Records of account

The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:-

(a)	all sums of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

(b)	all sales and purchases of goods by the Company; and

(c)	the assets and liabilities of the Company.

Such records of account shall be kept at the registered office of the Company or, subject to Section 83 (2) of the Act, at such other place as the Board thinks fit and shall be available for inspection by the Directors during normal business hours.

72. Financial year end

The financial year end of the Company may be determined by resolution of the Board and failing such resolution shall be the Saturday nearest January 31st in each year.

73. Financial statements

Subject to any rights to waive laying of accounts pursuant to Section 88 of the Act, financial statements as required by the Act shall be laid before the Members in general meeting.

AUDIT

74. Appointment of Auditor

Subject to Section 88 of the Act, at the annual general meeting or at a subsequent special general meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company. Such Auditor may be a Member but no Director, Officer or employee of the Company shall, during his or her continuance in office, be eligible to act as an Auditor of the Company.

75. Remuneration of Auditor

The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.

76. Vacation of office of Auditor

If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by the Auditor becoming incapable of acting by reason of illness or other disability at a time when the Auditor’s services are required, the Board may appoint an interim Auditor to fill the vacancy created thereby to serve until the next annual general meeting.

77. Access to books of the Company

The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto, and the Auditor may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

78. Report of the Auditor

(1) Subject to any rights to waive laying of accounts or appointment of an Auditor pursuant to Section 88 of the Act, the accounts of the Company shall be audited at least once in every year.

(2) The financial statements provided for by these Bye-laws shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting.

(3) The generally accepted auditing standards referred to in subparagraph (2) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor must disclose this fact and name such country or jurisdiction.

BUSINESS COMBINATIONS

79. Business Combinations

In addition to any approval required under the Act, a Business Combination that is not approved by at least 66 2/3% of the directors holding office at the date of the Board Resolution must be approved by a Special Resolution of the Members.

NOTICES

80. Service of Notices and Other Documents

(1) Any notice or other document (including a Share certificate) may be served on or delivered to any Member by the Company either personally or by sending it through the post in a prepaid letter addressed to such Member at the address appearing in the Register or by delivering it to or leaving it at such registered address. In the case of joint holders of a Share, service or delivery of any notice or other document on or to one of the joint holders shall for all purposes be deemed as sufficient service on or delivery to all the joint holders. Any notice or other document if sent by post shall be deemed to have been served or delivered five Clear Days after it was put in the post, and, in proving such service or delivery, it shall be sufficient to prove that the notice or document was properly addressed, stamped and put in the post.

(2) Any notice of a general meeting of the Company shall be deemed to be duly given to a Member, or other person entitled to it, if it is sent by post, courier, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible and non-transitory form to the address as it appears in the Register or any other address given to the Company for this purpose. Any such notice shall be deemed to have been served 24 hours after its dispatch except in the case of air courier in which case such notice shall be deemed to have been served 48 hours after its dispatch.

(3) Any notice or other document delivered, sent or given to a Member in any manner permitted by these Bye-Laws shall, notwithstanding that such Member is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any Share registered in the name of such Member as sole or joint holder unless such Member’s name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the Share, and such service or delivery shall for all purposes be deemed as sufficient service or delivery of such notice or document on all persons interested (whether jointly with or as claiming through or under such Member) in the Share.

Any notice or other document (including without limitation a proxy, appointment of corporate representative or nomination form for a director) may be delivered by any Member to the Company either personally, by air courier or by sending it through the post in a pre-paid letter addressed to the Company and the registered office of the Company. Where a notice convening a general meeting indicates that any document which is to be delivered by a Member to the Company in connection with such general meeting may be delivered by facsimile and indicates a facsimile number for delivery, then any Member may deliver such document or documents by facsimile transmission to the number identified in the notice of general meeting.

81. Service and delivery of notice

Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission save for notices sent by post which shall be deemed to have been served five (5) days after posting and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile or other method as the case may be.

SEAL OF THE COMPANY

82. The Seal

(1) The Board shall provide for the safe custody of the Seal. The Seal shall only be used by the authority of the Board or of a committee authorised by the Board in that behalf. The Board may determine who (if anyone) shall sign any instrument to which the Seal is affixed and shall unless otherwise determined by resolution of the Board be signed by one Director.

(2) The Board may by resolution determine either generally or in any particular case that any certificates or warrants for Shares or debentures or representing any other form of security to which the Seal is to be affixed may have signatures affixed to them by some mechanical means, or printed thereon or that such certificates need not bear any signature.

(3) Where the Company engages in business outside Bermuda the Company may, if the Board so determines, have for use in any country, territory or place outside Bermuda a seal which shall be a duplicate of the Seal and which shall be affixed in the same manner as the Seal.

(4) The Company may, if the Board so determines, have for use for sealing securities issued by the Company and for sealing documents creating or evidencing securities so issued an official seal which shall be a facsimile of the Seal with the addition on its face of the word “Securities”.

83. Manner in which seal is to be affixed

The seal of the Company shall not be affixed to any instrument except attested by the signature of a Director and the Secretary or any two Directors, or some other person appointed by the Board for the purpose, provided that any Director, or Officer, may affix the seal of the Company attested by such Director or Officer’s signature only to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by such Director or Officer.

WINDING-UP

84. Winding-up/distribution by liquidator

If the Company shall be wound up the liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

ALTERATION OF BYE-LAWS

85. Alteration of Bye-laws

No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Board and by a resolution of the Members; provided that any provision of these Bye-Laws requiring a Special Resolution by the Members shall not be amended without a Special Resolution.

*****

SCHEDULE — FORM A (Bye-law 58)

NOTICE OF LIABILITY TO FORFEITURE FOR NON PAYMENT OF CALL

You have failed to pay the call of [amount of call] made on the              day of             , 20     last, in respect of the [number] share(s) [numbers in figures] standing in your name in the Register of Members of the Company, on the              day of             , 20    last, the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of              per annum computed from the said              day of             , 20     last, on or before the              day of             , 20     next at the place of business of the said Company the share(s) will be liable to be forfeited.

Dated this              day of             , 20

[Signature of Secretary]

By order of the Board

SCHEDULE — FORM B (Bye-law 65)

TRANSFER BY A PERSON BECOMING ENTITLED ON DEATH/BANKRUPTCY OF A MEMBER

I/We having become entitled in consequence of the [death/bankruptcy] of [name of the deceased Member] to [number] share(s) numbered [number in figures] standing in the register of members of [Company] in the name of the said [name of deceased Member] instead of being registered myself/ourselves elect to have [name of transferee] (the “Transferee”) registered as a transferee of such share(s) and I/we do hereby accordingly transfer the said share(s) to the Transferee to hold the same unto the Transferee his or her executors administrators and assigns subject to the conditions on which the same were held at the time of the execution thereof; and the Transferee does hereby agree to take the said share(s) subject to the same conditions.

WITNESS our hands this              day of             , 20

Signed by the above-named	)
[person or persons entitled]	)
in the presence of:	)

Signed by the above-named	)
[transferee]	)
in the presence of:	)

Annex B

MARVELL TECHNOLOGY GROUP LTD.

EXECUTIVE PERFORMANCE INCENTIVE PLAN

(Effective April 29, 2010)

B-i

B-ii

MARVELL TECHNOLOGY GROUP LTD.

EXECUTIVE PERFORMANCE INCENTIVE PLAN

SECTION 1

BACKGROUND, PURPOSE AND DURATION

1.1 Effective Date. The Plan is effective April 29, 2010 (the “Effective Date”), subject to approval by the shareholders of the Company at the 2010 Annual General Meeting of Shareholders of the Company.

1.2 Purpose of the Plan. The Plan is intended to increase shareholder value and the success of the Company by motivating Participants (1) to perform to the best of their abilities, and (2) to achieve the Company’s objectives. The Plan’s goals are to be achieved by providing Participants with the opportunity to earn incentive awards for the achievement of goals relating to the performance of the Company. The Plan is intended to permit the payment of bonuses that qualify as performance-based compensation under Section 162(m) of the Code.

SECTION 2

DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “Actual Award” means as to any Performance Period, the actual award (if any) payable to a Participant for the Performance Period. Each Actual Award is determined by the Payout Formula for the Performance Period, subject to the Committee’s authority under Section 3.7 to eliminate or reduce the award otherwise determined by the Payout Formula.

2.2 “Affiliate” means a member of the Company’s “affiliated group,” as defined in Section 1504 of the Code (determined without regard to Section 1504(b) of the Code).

2.3 “Base Salary” means as to any Performance Period, the Participant’s earned salary during the Performance Period. Such Base Salary shall be before both (a) deductions for taxes or benefits, and (b) deferrals of compensation pursuant to Company-sponsored plans and Affiliate-sponsored plans.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change in Control” means the occurrence of any of the following, in one or a series of related transactions:

a. Change in ownership of the Company;

b. Change in effective control of the Company; or

c. Change in the ownership of a substantial portion of the Company’s assets (with an asset value change in ownership exceeding more than 50% of the total gross fair market value replacing the 40% default rule);

all as defined under Section 409A of the Code, the final Treasury Regulations and the official Internal Revenue Service guidance thereunder (“Section 409A”).

2.6 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.7 “Committee” means the committee appointed by the Board (pursuant to Section 5.1) to administer the Plan.

2.8 “Company” means Marvell Technology Group Ltd. or any successor thereto.

2.9 “Determination Date” means a date within ninety (90) days following the commencement of any Performance Period, but in no event after twenty-five percent (25%) of the Performance Period has elapsed (or such other time as may be required or permitted that will not jeopardize a Target Award or Actual Award’s qualification as performance-based compensation under Section 162(m) of the Code).

2.10 “Disability” means a permanent disability in accordance with a policy or policies established by the Committee (in its discretion) from time to time.

2.11 “Employee” means any employee of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.12 “Fiscal Year” means the fiscal year of the Company.

2.13 “Maximum Award” means as to any Participant for any Performance Period, $5,000,000.

2.14 “Participant” means as to any Performance Period, an Employee who has been selected by the Committee for participation in the Plan for that Performance Period.

2.15 “Payout Formula” means as to any Performance Period, the formula or payout matrix established by the Committee pursuant to Section 3.5 in order to determine the Actual Awards (if any) to be paid to Participants. The formula or matrix may differ from Participant to Participant.

2.16 “Performance Goals” shall have the meaning as set forth in Section 3.1 of the Plan.

2.17 “Performance Period” means a Fiscal Year or such longer or shorter period as determined by the Committee in its sole discretion.

2.18 “Plan” means the Marvell Technology Group Ltd Executive Performance Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.19 “Target Award” means the target award payable under the Plan to a Participant for the Performance Period, expressed as a percentage of his or her Base Salary or a specific dollar amount, as determined by the Committee in accordance with Section 3.4.

2.20 “Termination of Employment” means a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment by the Company or an Affiliate.

SECTION 3

SELECTION OF PARTICIPANTS AND DETERMINATION OF AWARDS

3.1 Performance Goals. The granting of awards pursuant to the Plan may be made subject to the attainment of goal(s) (or combined goal(s)) determined by the Committee (in its discretion) relating to one or more business criteria within the meaning of Section 162(m) of the Code to be applicable to a Participant for a Target Award for a Performance Period (“Performance Goals”). As determined by the Committee, the Performance Goals for any Target Award applicable to a Participant may provide for a targeted level or levels of achievement using one or more of the following measures: attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth, and total shareholder return. Performance Goals may differ from Participant to Participant, Performance Period to Performance Period and from award to award. Any criteria used may be measured, as applicable, (i) in absolute terms; (ii) in relative terms over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company); (iii) on a per share and/or share per capita basis; (iv) against the performance of the Company as a whole or against any Affiliate(s), or a particular segment(s), a business unit(s) or a product(s) of the Company; (v) on a pre-tax or after-tax basis; and/or (vi) using an actual foreign exchange rate or on a foreign exchange neutral basis. Prior to the Determination Date, the Committee shall determine whether any element(s) (for example, but not by way of limitation, the effect of mergers or acquisitions) shall be included in or excluded from the calculation of any Performance Goal with respect to any Participants (whether or not such determinations result in any Performance Goal being measured on a basis other than generally accepted accounting principles). In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to or at the time of the issuance of an award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Committee will appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to shareholders for the applicable year; or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. In addition, the Committee will adjust any performance criteria, Performance Goal or other feature of an award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

3.2 Selection of Participants. The Committee, in its sole discretion, shall select the Employees who shall be Participants for any Performance Period. The Committee, in its sole discretion, also may designate as Participants one or more individuals (by name or position) who are expected to become Employees during a Performance Period. Participation in the Plan is in the sole discretion of the Committee, and shall be determined on a Performance Period by Performance Period basis. Accordingly, an Employee who is a Participant for a given Performance Period in no way is guaranteed or assured of being selected for participation in any subsequent Performance Period.

3.3 Determination of Performance Goals. The Committee, in its sole discretion, shall establish the Performance Goals for each Participant for the Performance Period. Such Performance Goals shall be set forth in writing.

3.4 Determination of Target Awards. The Committee, in its sole discretion, shall establish a Target Award for each Participant. Each Participant’s Target Award shall be determined by the Committee in its sole discretion, and each Target Award shall be set forth in writing.

3.5 Determination of Payout Formula. On or prior to the Determination Date for a Performance Period, the Committee, in its sole discretion, shall establish a Payout Formula for purposes of determining the Actual Award (if any) payable to each Participant. Each Payout Formula shall (a) be in writing, (b) be based on a comparison of actual performance to the Performance Goals, (c) provide for the payment of a Participant’s Target Award if the Performance Goals for the Performance Period are achieved at the predetermined level, and (d) provide for the payment of an Actual Award greater than or less than the Participant’s Target Award, depending upon the extent to which actual performance exceeds or falls below the Performance Goals. Notwithstanding the preceding, in no event shall a Participant’s Actual Award for any Performance Period exceed the Maximum Award.

3.6 Date for Determinations. The Committee shall make all determinations under Sections 3.2 through 3.5 on or before the Determination Date.

3.7 Determination of Actual Awards. After the end of each Performance Period, the Committee shall certify in writing (for example, in its meeting minutes) the extent to which the Performance Goals applicable to each Participant for the Performance Period were achieved or exceeded, as determined by the Committee. A Participant will be eligible to receive an Actual Award intended to qualify as performance-based compensation under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. If the Performance Goals for a Performance Period are not achieved, a Participant will not receive payment of any Actual Award based on such Performance Goals and will not receive a grant of any make-up Actual Award for such Performance Period or any other newly-granted Actual Award for such Performance Period. The Actual Award for each Participant shall be determined by applying the Payout Formula to the level of actual performance that has been certified in writing by the Committee. Notwithstanding any contrary provision of the Plan, in determining the amounts earned by a Participant pursuant to an award intended to qualified as performance-based compensation under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what Actual Award, if any, will be paid in the event of a Termination of Employment as the result of a Participant’s death or Disability or upon a Change in Control or in the event of a Termination of Employment following a Change in Control prior to the end of the Performance Period, and (c) determine what Actual Award, if any, will be paid in the event of a Termination of Employment other than as the result of a Participant’s death or Disability prior to a Change in Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period.

SECTION 4

PAYMENT OF AWARDS

4.1 Right to Receive Payment. Each Actual Award that may become payable under the Plan shall be paid solely from the general assets of the Company or the Affiliate that employs the Participant (as the case may be), as determined by the Committee. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of an Actual Award other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

4.2 Timing of Payment. Subject to Section 3.7, payment of each Actual Award shall be made as soon as administratively practicable following the determination of the Actual Award payment.

4.3 Form of Payment. Each Actual Award shall be paid in cash (or its equivalent) in a single lump-sum and/or in the form of an equity award, as determined in the sole discretion of the Committee. To the extent that the Committee determines that an Actual Award is payable in part or in full as an equity award instead of cash, the number of shares subject to such equity award will be determined subject to a conversion ratio, as determined in the sole discretion of the Committee. All equity awards will be issued pursuant to the terms, conditions and procedures of the Marvell Technology Group Ltd. Amended and Restated 1995 Stock Option Plan as may be hereafter amended from time to time or any successor equity incentive plan that the Company may adopt from time to time (the “Stock Plan”) and an award agreement thereunder; provided that any such equity award may be subject to service-based vesting.

4.4 Termination of Employment. Except as permitted in Section 3.7, if a Participant incurs a Termination of Employment for any reason prior to the date of payment of an Actual Award, such Participant shall not be entitled to an Award.

SECTION 5

ADMINISTRATION

5.1 Committee is the Administrator. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) members of the Board. The members of the Committee shall be appointed from time to time by, and serve at the pleasure of, the Board. Each member of the Committee shall qualify as an “outside director” under Section 162(m) of the Code. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the Effective Date of the Plan, the Plan shall be administered by the Executive Compensation Committee of the Board.

5.2 Committee Authority. It shall be the duty of the Committee to administer the Plan in accordance with the Plan’s provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted awards, (b) prescribe the terms and conditions of awards, (c) interpret the Plan and the awards, (d) adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside of the United States, (e) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (f) interpret, amend or revoke any such rules.

5.3 Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

5.4 Delegation by the Committee. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and/or powers with respect to awards that are intended to qualify as performance-based compensation under Section  162(m) of the Code.

SECTION 6

GENERAL PROVISIONS

6.1 Tax Withholding. The Company or an Affiliate, as determined by the Committee, shall withhold all applicable taxes from any Actual Award, including any federal, state, local and other taxes. Notwithstanding the foregoing, to the extent an Actual Award is settled in whole or in part as an equity award pursuant to Section 4.3, the Committee shall provide for appropriate tax withholding requirements in the applicable award agreement consistent with the terms of the Stock Plan. Further, the obligation of the Company to deliver shares will be subject to a Participant satisfying the tax withholding obligations described in the preceding sentence.

6.2 No Effect on Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate, as applicable, to terminate any Participant’s employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Employment. Employment with the Company and its Affiliates is on an at-will basis only. The Company expressly reserves the right, which may be exercised at any time and without regard to when during or after a Performance Period such exercise occurs, to terminate any individual’s employment with or without cause, and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant.

6.3 Participation. No Employee shall have the right to be selected to receive an award under this Plan, or, having been so selected, to be selected to receive a future award.

6.4 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any award, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter and/or organizational documents, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

6.5 Successors. All obligations of the Company and any Affiliate under the Plan, with respect to awards granted hereunder, shall be binding on any successor to the Company and/or such Affiliate, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company or such Affiliate.

6.6 Beneficiary Designations.

a. Designation. Each Participant may, pursuant to such uniform and nondiscriminatory procedures as the Committee may specify from time to time, designate one or more beneficiaries to receive any Actual Award payable to the Participant at the time of his or her death. Notwithstanding any contrary provision of the Plan, this Section 6.6 shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of beneficiaries.

b. Changes. A Participant may designate different beneficiaries (or may revoke a prior beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

c. Failed Designation. If the Committee does not make this Section 6.6 operative or if Participant dies without having effectively designated a beneficiary, the Participant’s Account shall be payable to the general beneficiary shown on the records of the employer. If no beneficiary survives the Participant, the Participant’s Account shall be payable to his or her estate.

6.7 Nontransferability of Awards. No award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.6. All rights with respect to an award granted to a Participant shall be available during his or her lifetime only to the Participant.

SECTION 7

AMENDMENT, TERMINATION AND DURATION

7.1 Amendment, Suspension or Termination. The Board or the Committee, each in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Target Award theretofore granted to such Participant. No award may be granted during any period of suspension or after termination of the Plan.

7.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 7.1 (regarding the Board or the Committee’s right to amend or terminate the Plan), shall remain in effect until the 2015 Annual General Meeting of Shareholders.

SECTION 8

LEGAL CONSTRUCTION

8.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

8.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.3 Requirements of Law. The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.4 Governing Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of California, but without regard to its conflict of law provisions.

8.5 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

8.6 Code Section 409A. It is intended that this Plan comply with, or be exempt from, Section 409A and any ambiguities herein will be interpreted to so comply and/or be exempt from Section 409A. The Company and each Participant will work together in good faith to consider either (i) amendments to the Plan; or (ii) revisions to the Plan with respect to the payment of any awards, which are necessary or appropriate to avoid imposition of any additional tax or income recognition prior to the actual payment to the Participant under Section 409A. In no event will the Company reimburse a Participant for any taxes that may be imposed on the Participant as a result of Section 409A.

Annex C

2010 AMENDMENT TO THE MARVELL TECHNOLOGY GROUP LTD.

AMENDED AND RESTATED 1995 STOCK OPTION PLAN

The Marvell Technology Group Ltd. Amended and Restated 1995 Stock Option Plan (the “Plan”) is hereby amended, subject to, and contingent upon, shareholder approval, as follows:

1. The first sentence of Section 3 of the Plan is hereby amended, subject to, and contingent upon, shareholder approval, to provide in its entirety as follows:

“Subject to Section 14, Shares that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 383,440,718 Shares; provided, however, that on the first business day of each fiscal year starting January 31, 2011 or after, and continuing until the earlier of January 31, 2013 or termination of the Plan, there shall be added to this Plan the lesser of an additional (i) 20,000,000 Shares, or (ii) 2.5% of the outstanding shares of capital stock on such date, or (iii) an amount determined by the Board (provided that the amount approved by the Board shall not be greater than (i) or (ii)).”

2. The 2010 Appendix, as attached hereto, is hereby inserted to the Plan, subject to, and contingent upon, shareholder approval.

2010 APPENDIX TO THE MARVELL TECHNOLOGY GROUP LTD.

AMENDED AND RESTATED 1995 STOCK OPTION PLAN IN RESPECT OF

PERFORMANCE-BASED COMPENSATION UNDER CODE SECTION 162(m)

1. Purpose

The purpose of this Appendix is to modify, to the extent set forth herein, the Marvell Technology Group Ltd. Amended and Restated 1995 Stock Option Plan (the “Plan”) with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2. Capitalized Terms

(a) Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix.

(b) In addition, in this Appendix, the following terms shall have the meanings set forth beside them:

“Determination Date” means a date within ninety (90) days following the commencement of any Performance Period, but in no event after twenty-five percent (25%) of the Performance Period has elapsed (or such other time as may be required or permitted that will not jeopardize the qualification of an Award granted under the Plan as performance-based compensation under Section 162(m) of the Code).

“Fiscal Year” means the fiscal year of the Company.

“Performance Goals” will have the meaning set forth in Section 4 of this Appendix.

“Performance Period” means a Fiscal Year or such longer or shorter period as determined by the Administrator in its sole discretion.

3. General

If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the provisions of this Appendix will control over any contrary provision in the Plan. The Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals (as defined in Section 2 of this Appendix). The Performance Goals will be set by the Administrator on or before the Determination Date (as defined in Section 2 of this Appendix). In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals). Notwithstanding the foregoing, the Administrator may, in its discretion, grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Grantees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Appendix.

4. Performance Goals

The granting and/or vesting of restricted or unrestricted Awards of Common Stock, stock units, performance awards and other incentives under the Plan may be made subject to the attainment of performance goals (“Performance Goals”). The Administrator shall establish objective Performance Goals based upon one or more targeted levels of achievement relating to one or more of the following “business criteria” within the meaning of Section 162(m) of the Code: attainment of research and development milestones, business divestitures and acquisitions, cash flow, customer retention rates or acquisition, business unit performance, earnings (which may include earnings before interest, taxes, depreciation or amortization (EBITDA)), earnings per share, expense reduction, gross margin, growth with respect to any of the foregoing measures, market share, net income, new product development, operating income, operating margin, pre-tax profit, product release timelines, productivity, return on capital employed, return on shareholder equity, return on sales, revenue, revenue growth, and total shareholder return. Any criteria used may be measured, as applicable, (A) in absolute terms; (B) in relative terms over the passage of time and/or any measurement against other companies or financial or business or stock index metrics particular to the Company); (C) on a per share and/or share per capita basis; (D) against the performance of the Company as a whole or against any affiliate(s) or a particular segment(s), a business unit(s) or a product(s) of the Company; (E) on a pre-tax or after-tax basis; and/or (F) using an actual foreign exchange rate or on a foreign exchange neutral basis. The Performance Goals may differ from Grantee to Grantee, Performance Period to Performance Period, and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Grantee. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to or at the time of the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Administrator will appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. In addition, the Administrator will adjust any performance criteria, Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of issued Shares effected without receipt of consideration by the Company (not counting Shares issued upon conversion or convertible securities to the Company as “effected without receipt of consideration”).

5. Procedures

To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as “performance-based compensation” under Section 162(m) of the Code, by the Determination Date, the Administrator will, in writing, (A) designate one or more Grantees to whom an Award will be made, (B) select the Performance Goals applicable to the Performance Period, (C) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (D) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Grantee for such Performance Period.

6. Maximum Award Grants During a Fiscal Year

(a) Notwithstanding any contrary provision in the Plan, for stock awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more than an aggregate of 500,000 Shares subject to stock awards. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Shares subject to stock awards covering up to an additional 500,000 Shares subject to stock awards (for the avoidance of doubt, an Employee can be granted up to 1,000,000 Shares subject to stock awards intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee). The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14 of the Plan.

(b) Notwithstanding any contrary provision in the Plan, for stock units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more than an aggregate of 500,000 stock units. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted up to an additional

500,000 stock units (for the avoidance of doubt, an Employee can be granted up to 1,000,000 Shares subject to stock units intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee). The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14 of the Plan.

(c) Notwithstanding any contrary provision in the Plan, for performance awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more than an aggregate of 500,000 Shares subject to performance awards. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted up to an additional 500,000 Shares subject to performance awards (for the avoidance of doubt, an Employee can be granted up to 1,000,000 Shares subject to stock awards intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee). The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14 of the Plan.

(d) Notwithstanding any contrary provision in the Plan, for any stock-based awards denominated in cash intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Grantee will receive more stock-based awards having an initial value greater than $5,000,000. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted stock-based awards denominated in cash having an initial value of an additional $5,000,000 (for the avoidance of doubt, an Employee can be granted stock-based awards denominated in cash with an initial value up to $10,000,000 intended to qualify as “performance-based compensation” in connection with his or her initial service as an Employee).

(e) For the avoidance of doubt, the limitations set forth in Sections 6(a)-(d) of this Appendix apply only to each type of award in any Fiscal Year. Therefore, an Employee may receive the maximum grant in any Fiscal Year with respect to each type of award intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

7. Additional Limitations

Notwithstanding any other provision of the Plan, any Award which is granted to a Grantee and is intended to constitute qualified performance-based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

8. Determination of Amounts Earned

Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. If the Performance Goals for a Performance Period are not achieved, a Grantee will not receive payment of any Award based on such Performance Goals and will not receive a grant of any make-up Award for such Performance Period or any other newly-granted Award for such Performance Period. In determining the amounts earned by a Grantee pursuant to an Award intended to qualified as “performance-based compensation” under Section 162(m) of the Code, the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, but only to the extent such factors and their impact are determined when the Award is granted,

(B) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Grantee’s death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or disability prior to a Change in Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

9. Duration of Appendix

This Appendix will continue in effect until the 2015 Annual General Meeting of Shareholders, subject to Board’s right to amend or terminate in Section 15 of the Plan.

MARVELL®

MARVELL TECHNOLOGY GROUP LTD. CANON’S COURT

22 VICTORIA STREET

HAMILTON HM 12 BERMUDA

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M25305-S60874

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MARVELL TECHNOLOGY GROUP LTD.

AT THE ANNUAL GENERAL MEETING, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL A1 THROUGH A6.

Annual General Meeting

Election of Two Class I Directors

A1. Nominees:

A1a Dr. Ta-lin Hsu

A1b Dr. John G. Kassakian

Vote to approve amendment to Bye-Law 12

A2. To approve amendment to Bye-Law 12 of the Company’s Bye-Laws.

Vote to approve amendment to Bye-Law 44

A3. To approve amendment to Bye-Law 44 of the Company’s Bye-Laws.

Vote to approve Executive Performance Incentive Plan

A4. To approve the Executive Performance Incentive Plan.

Vote to approve amendment to Amended and Restated 1995 Stock Option Plan

A5. To approve amendment to Amended and Restated 1995 Stock Option Plan.

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Signature [PLEASE SIGN WITHIN BOX] Date

For Against Abstain

Yes No

A6. To re-appoint PricewaterhouseCoopers LLP as our auditors and independent registered public accounting firm, and to authorize the audit committee, acting on behalf of the board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for the fiscal year ending January 29, 2011.

Vote on Other Matters

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting.

This Proxy is solicited on behalf of the Board of Directors of the Company.

This Proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this Proxy will be voted “FOR” the election of all of the Director nominees listed in Proposal A1, “FOR” Proposal A2, “FOR” Proposal A3, “FOR” Proposal A4, “FOR” Proposal A5 and “FOR” Proposal A6 at the Annual General Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature (Joint Owners) Date

For Against Abstain

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF MARVELL TECHNOLOGY GROUP LTD.

July 8, 2010

Please date, sign and mail this proxy card in the postage-paid return-addressed envelope provided as soon as possible.

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M25306-S60874

MARVELL TECHNOLOGY GROUP LTD.

ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JULY 8, 2010,

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Sehat Sutardja, Ph.D. and Clyde R. Hosein, and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to represent and vote as designated on the reverse side, all the common shares of Marvell Technology Group Ltd. held of record by the undersigned on Thursday, May 20, 2010, at the Annual General Meeting of Shareholders to be held at 2:30 p.m. (Pacific time) at the Hyatt Regency Hotel, Santa Clara Convention Center, 5101 Great America Parkway, Santa Clara, California 95054 on Thursday, July 8, 2010, or any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side